    As filed with the Securities and Exchange Commission on February 25, 2005

                                                   1933 Act File No. 33-19628
                                                   1940 Act File No. 811-3563
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 23

                             REGISTRATION STATEMENT
                         (UNITS OF BENEFICIAL INTEREST)

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                         POST-EFFECTIVE AMENDMENT NO. 35


                          MONEY MARKET VARIABLE ACCOUNT
                           (Exact Name of Registrant)
                   Sun Life Assurance Company of Canada (U.S.)
                           (Name of Insurance Company)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181 (617) 237-6030
          (Address of Insurance Company's Principal Executive Offices)

       James R. Bordewick, Jr., Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/ / on [DATE] pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(i)

/X/ on April 29, 2005 pursuant to paragraph (a)(i)

/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment
================================================================================

                     MONEY MARKET VARIABLE ACCOUNT ("MMVA")
                      HIGH YIELD VARIABLE ACCOUNT ("HYVA")
                 CAPITAL APPRECIATION VARIABLE ACCOUNT ("CAVA")
                 GOVERNMENT SECURITIES VARIABLE ACCOUNT ("GSVA")
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT ("GGVA")
                     TOTAL RETURN VARIABLE ACCOUNT ("TRVA")
                    MANAGED SECTORS VARIABLE ACCOUNT ("MSVA")

                              CROSS REFERENCE SHEET

           (Pursuant to Rule 495(a) under The Securities Act of 1933)

    ITEM IN                                    LOCATION IN
FORM N-3, PART A                           PROSPECTUS; CAPTION
----------------                           -------------------
 1  Cover Page                             Cover Page

 2  Definitions                            Definitions

 3  Synopsis                               Synopsis; Expense Summary

 4  Condensed Financial Information        Condensed Financial Information

 5  General Description of Registrant      A Word about the Company and the
      and Insurance Company                  Variable Accounts

 6  Management                             Management of the Variable Accounts

 7  Deductions and Expenses                Contract Charges

 8  General Description of Variable        Purchase Payments and Contract Values during
      Annuity Contracts                      Accumulation Period; Other Contractual
                                             Provisions

 9  Annuity Period                         Annuity Provisions

10  Death Benefit                          Death Benefit

    ITEM IN                                    LOCATION IN
FORM N-3, PART A                           PROSPECTUS; CAPTION
----------------                           -------------------
11  Purchases and Contract Value           Purchase Payments and Contract Values during
                                             Accumulation Period

12  Redemptions                            Cash Withdrawals

13  Taxes                                  Tax Considerations

14  Legal Proceedings                      Legal Proceedings

15  Table of Contents of the Statement     Table of Contents for Statement of Additional
      of Additional Information              Information

    ITEM IN                                    LOCATION IN STATEMENT OF
FORM N-3, PART B                           ADDITIONAL INFORMATION; CAPTION
----------------                           -------------------------------
16  Cover Page                             Cover Page

17  Table of Contents                      Table of Contents

18  General Information and History        General Information

19  Investment Objectives and Policies     The Variable Accounts' Investment Objectives,
                                             Policies and Restrictions; A Word about the
                                             Company and the Variable Accounts*

20  Management                             Management of the Variable Accounts

21  Investment Advisory and Other          Management of the Variable Accounts
      Services

22  Brokerage Allocation                   Management of the Variable Accounts

23  Purchase and Pricing of Securities     Purchase Payments and Contract Values during
      being Offered                          Accumulation Period*

24  Underwriters                           Distribution of the Contracts

25  Calculation of Performance Data        Not Applicable

26  Annuity Payments                       Annuity Provisions

27  Financial Statements                   Accountants and Financial Statements

----------
*   In the Prospectus

                                                                      PROSPECTUS
                                                                     MAY 1, 2005


                                    COMPASS 3

     Sun Life Assurance Company of Canada (U.S.) ("we" or the "Company") and the variable accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the "Contracts").

     You may choose among seven variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the "Variable Accounts"), each of which is advised by our affiliate, Massachusetts Financial Services Company:

Money Market Variable Account ("MMVA ")
High Yield Variable Account ("HYVA ")
Capital Appreciation Variable Account ("CAVA ")
Government Securities Variable Account ("GSVA ")
Global Governments Variable Account ("GGVA ")
Total Return Variable Account ("TRVA ")
Managed Sectors Variable Account ("MSVA ")

     The fixed account option pays interest at a guaranteed fixed rate.

     PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE VARIABLE ACCOUNTS.


     We have filed a Statement of Additional Information dated May 1, 2005 (the "SAI") with the Securities and Exchange Commission (the "SEC"). This SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 53 of this Prospectus. You may obtain a copy of the SAI without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.


     THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE VARIABLE ACCOUNTS.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

     ANNUITY SERVICE MAILING ADDRESS, C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. BOX 9133, WELLESLEY HILLS, MA 02481

                                TABLE OF CONTENTS

                                                                                 PAGE
Definitions                                                                        2
Synopsis                                                                           3
Expense Summary                                                                    4
Condensed Financial Information                                                    6
Financial Statements                                                              16
A Word About the Company and the Variable Accounts                                16
Management of the Variable Accounts                                               36
Purchase Payments and Contract Values During Accumulation Period                  37
Cash Withdrawals                                                                  40
Death Benefit                                                                     41
Contract Charges                                                                  43
Annuity Provisions                                                                45
Other Contract Provisions                                                         47
Tax Considerations                                                                48
Distribution of the Contracts                                                     53
Legal Proceedings                                                                 54
Owner Inquiries                                                                   54
Table of Contents for Statement of Additional Information                         54
Appendix A--Investment Techniques and Practices                                  A-1


                                   DEFINITIONS

     The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

     The terms "we" and "the Company" will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term "you" to refer to the Owner of the Contract.

ACCUMULATION ACCOUNT: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

ACCUMULATION PERIOD: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

ANNUITANT: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both
(1) yours if a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which we are to make the first annuity payment.

ANNUITY UNIT: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

BENEFICIARY: The person who has the right to the death benefit set forth in the Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as "we ").

CONTRACT YEARS AND CONTRACT ANNIVERSARIES: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

FIXED ACCOUNT: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ANNUITY: An annuity with payments that do not vary as to dollar amount.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as "you ".

PAYEE: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

PURCHASE PAYMENT (PAYMENT): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

SEVEN YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

VARIABLE ANNUITY: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

WE: Sun Life Assurance Company of Canada (U.S.).

YOU: The Owner of the Contract.

                                    SYNOPSIS

     You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 36). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page
37).

     We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 39 and 43, respectively).

     Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see "Tax Considerations" on page 47).

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see "Death Benefit" on page 41).

     On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see "Contract Maintenance Charge" on page 42).

     We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of the Variable Accounts attributable to the Contracts. In addition, for the first seven Contract Years we deduct a distribution expense charge equal to an annual rate of 0.15% of the daily net assets of the Variable Accounts attributable to the Contracts. We do not deduct the distribution expense charge after the seventh Contract Anniversary (see "Mortality and Expense Risk Charge and Distribution Expense Charge" on page 42).

     We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company ("MFS" or the "Adviser"). These fees are based on the average daily net assets of each Variable Account (see "Management of the Variable Accounts" and "Investment Management Fees" on pages 35 and 43, respectively). Other operating expenses, such as auditing, legal and printing fees, are also deducted from the Variable Accounts.

     We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 44).

     Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 44).

     If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase Payments you have made. State law may also require us to give you a longer "free look" period or allow you to return your Contract to your sales representative.

                                 EXPENSE SUMMARY

     The purpose of the following table and Examples is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable.

                                       MONEY      HIGH      CAPITAL     GOVERNMENT   TOTAL      GLOBAL     MANAGED
                                       MARKET    YIELD    APPRECIATION  SECURITIES   RETURN   GOVERNMENTS  SECTORS
                                      VARIABLE  VARIABLE    VARIABLE     VARIABLE   VARIABLE   VARIABLE    VARIABLE
CONTRACT OWNER TRANSACTION EXPENSES   ACCOUNT   ACCOUNT     ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT
------------------------------------  --------  --------  ------------  ----------  --------  -----------  --------
Sales Load Imposed on Purchases            0         0          0            0           0          0          0
Deferred Sales Load (as a
   percentage of Purchase Payments
   withdrawn)(1)
   Number of Contract Years
    0-1                                    6%        6%         6%           6%          6%         6%         6%
    2-3                                    5%        5%         5%           5%          5%         5%         5%
    4-5                                    4%        4%         4%           4%          4%         4%         4%
    6                                      3%        3%         3%           3%          3%         3%         3%
    7 or more                              0%        0%         0%           0%          0%         0%         0%
Exchange Fee                               0         0          0            0           0          0          0

ANNUAL CONTRACT FEE                   -------------------------------- $30 per contract ---------------------------

ANNUAL EXPENSES
(as a percentage of average net
   assets)
Management Fees                         0.50%     0.75%      0.75%        0.55%       0.75%      0.75%      0.75%
Mortality and Expense Risk Fees         1.25%     1.25%      1.25%        1.25%       1.25%      1.25%      1.25%
Distribution Expense Risk Charge(2)     0.15%     0.15%      0.15%        0.15%       0.15%      0.15%      0.15%
Other Expenses                          0.16%     0.16%      0.09%        0.12%       0.11%      0.50%      0.17%
Total Annual Expenses(3)                2.06%     2.31%      2.24%        2.07%       2.26%      2.65%      2.32%
   Fee Reductions(3)                     (--)%     (--)%      (--)%        (--)%       (--)%      (--)%      (--)%
   Net Expenses(2)                        --%       --%        --%          --%         --%        --%        --%


----------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge.

(2) The distribution expense risk charge is imposed ONLY during the first seven Contract Years.


(3) The Variable Accounts have an offset arrangement which reduces a Variable Account's custodian fee based upon the amount of cash maintained by the Variable Account with its custodian and dividend disbursing agent, and may have entered into or may enter into brokerage arrangements that reduce or recapture Variable Account's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, the "Net Expenses" would have been lower.

(4) MFS has agreed to assume and bear the Fund's "Total Operating Expenses," excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges and contract maintenance charges payable to the Company, which exceed 1.25% of the average daily net assets of the Fund for the calendar year. This expense limitation arrangement is set forth in the Fund's Investment Advisory Agreement. Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee for the Money Market Variable Account from an annual rate of 0.50% to 0.45% on net assets in excess of $500 million. This fee reduction arrangement may only be changed with approval by the Board of Managers which oversees the Fund.


                                     EXAMPLE

     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
Money Market Variable Account                            $ 75     $ 110     $ 147      $ 239
High Yield Variable Account                                77       117       160        265
Capital Appreciation Variable Account                      77       115       156        257
Government Securities Variable Account                     75       110       147        240
Global Governments Variable Account                        81       127       177        298
Managed Sectors Variable Account                           78       117       160        266
Total Return Variable Account                              77       116       157        260

     If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
Money Market Variable Account                            $ 21      $ 65     $ 111      $ 239
High Yield Variable Account                                23        72       124        265
Capital Appreciation Variable Account                      23        70       120        257
Government Securities Variable Account                     21        65       111        240
Global Governments Variable Account                        27        82       141        298
Managed Sectors Variable Account                           24        72       124        266
Total Return Variable Account                              23        71       121        260


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                CONDENSED FINANCIAL INFORMATION--PER ACCUMULATION
                         UNIT INCOME AND CAPITAL CHANGES

     The following information should be read in conjunction with the financial statements included in the Variable Accounts' Annual Report to Contract Owners. The financial statements are incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants. "Compass 3 - Level 2" refers to values after the seventh Contract Anniversary where 0.15% Distribution Expense Charge is no longer deducted from the Variable Account.

                             PER UNIT AND OTHER DATA

                                                CAPITAL APPRECIATION VARIABLE ACCOUNT
                                     ----------------------------------------------------------
                                                         COMPASS 3--LEVEL 2
                                     ----------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------
                                       2003         2002         2001         2000       1999
                                     --------     --------     --------     --------   --------
PER UNIT DATA:*
  Net asset value --
   beginning of period               $ 10.929     $ 16.292     $ 22.072     $ 25.255   $ 19.272
                                     --------     --------     --------     --------   --------
  Investment income                  $  0.109     $  0.100     $  0.154     $  0.247   $  0.109
  Expenses                             (0.254)      (0.260)      (0.357)      (0.513)    (0.409)
                                     --------     --------     --------     --------   --------
   Net investment loss               $ (0.145)    $ (0.160)    $ (0.203)    $ (0.266)  $ (0.300)
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency
   transactions                         3.156       (5.203)      (5.577)      (2.917)     6.283
                                     --------     --------     --------     --------   --------
  Net increase (decrease)
   in unit value                     $  3.011     $ (5.363)    $ (5.780)    $ (3.183)  $  5.983
                                     --------     --------     --------     --------   --------
  Unit value:
  Net asset value -- end
   of period                         $ 13.940     $ 10.929     $ 16.292     $ 22.072   $ 25.255
                                     ========     ========     ========     ========   ========
  Total Return                          27.55%++&   (32.92)%++   (26.19)%++       --         --
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                            2.07%        2.07%        0.79%+       0.76%+     0.76%+
   Net investment loss                  (1.17)%      (1.32)%      (1.19)%+    (1.08)%+    (1.51)%+
PORTFOLIO TURNOVER                        104%          80%         123%         140%        85%
NUMBER OF UNITS
   OUTSTANDING AT END OF
   PERIOD (000 OMITTED)                 6,086        6,148        6,705        6,283      5,632

                                                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                                     -------------------------------------------------------------
                                                               COMPASS 3
                                     -------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------
                                       2003          2002         2001          2000        1999
                                     --------     ---------     ---------     --------    --------
PER UNIT DATA:*
  Net asset value --
   beginning of period               $ 26.334     $  39.314     $  53.342     $ 61.123    $ 46.713
                                     --------     ---------     ---------     --------    --------
  Investment income                  $  0.260     $   0.240     $   0.417     $  0.581    $  0.261
  Expenses                             (0.648)       (0.688)       (1.025)      (1.317)     (1.042)
                                     --------     ---------     ---------     --------    --------
   Net investment loss               $ (0.388)    $  (0.448)    $  (0.608)    $ (0.736)   $ (0.781)
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency
   transactions                         7.593       (12.532)      (13.420)      (7.045)     15.191
                                     --------     ---------     ---------     --------    --------
  Net increase (decrease)
   in unit value                     $  7.205     $ (12.980)    $ (14.028)    $ (7.781)   $ 14.410
                                     --------     ---------     ---------     --------    --------
  Unit value:
  Net asset value -- end
   of period                         $ 33.539     $  26.334     $  39.314     $ 53.342    $ 61.123
                                     ========     =========     =========     ========    ========
  Total Return                          27.36%++&    (33.02)%++    (26.30)%++       --         --
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                            2.22%         2.22%         0.79%+       0.76%+      0.76%+
   Net investment loss                  (1.31)%       (1.42)%       (1.19)%+     (1.08)%+    (1.51)%+
PORTFOLIO TURNOVER                        104%           80%          123%         140%         85%
NUMBER OF UNITS
   OUTSTANDING AT END OF
   PERIOD (000 OMITTED)                   621           812           999        1,327       1,824

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
##   Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.247 and $0.594 per unit for Compass 3 Level 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 25.30% for Compass 3 Level 2, and 25.12% for Compass 3.

                                                                           GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                   -------------------------------------------------------
                                                                                      COMPASS 3--LEVEL 2
                                                                   -------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                     2003        2002        2001        2000       1999
                                                                   --------    --------    --------    --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                           $ 14.763    $ 13.663    $ 12.868    $ 11.639   $ 11.998
                                                                   --------    --------    --------    --------   --------
  Investment income                                                $  0.597    $  0.732    $  0.826    $  0.876   $  0.833
  Expenses                                                           (0.282)     (0.267)     (0.248)     (0.228)    (0.222)
                                                                   --------    --------    --------    --------   --------
   Net investment income^^                                         $  0.315    $  0.465    $  0.578    $  0.648   $  0.611
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                     (0.166)      0.635       0.217       0.581     (0.970)
                                                                   --------    --------    --------    --------   --------
  Net increase (decrease) in unit value                            $  0.149    $  1.100    $  0.795    $  1.229   $ (0.359)
                                                                   --------    --------    --------    --------   --------
  Unit value:
  Net asset value -- end of period                                 $ 14.912    $ 14.763    $ 13.663    $ 12.868   $ 11.639
                                                                   ========    ========    ========    ========   ========
  Total Return                                                         1.01%++     8.05%++     6.17%++       --         --
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                                                          1.90%       1.89%       0.66%+      0.64%+     0.63%+
   Net investment income^^                                             2.10%       3.17%       4.42%+      5.28%+     5.06%+
  PORTFOLIO TURNOVER                                                    138%        139%         89%         51%        75%
  NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)          1,562       1,692       1,617       1,542      1,641

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
##   Ratios do not reflect reductions from fees paid indirectly.

                                                                           GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                   -------------------------------------------------------
                                                                                           COMPASS 3
                                                                   -------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                     2003        2002        2001        2000       1999
                                                                   --------    --------    --------    --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                           $ 25.284    $ 23.434    $ 22.105    $ 20.023   $ 20.672
                                                                   --------    --------    --------    --------   --------
  Investment income                                                $  1.045    $  1.300    $  1.590    $  1.476   $  1.410
  Expenses                                                           (0.514)     (0.495)     (0.510)     (0.412)    (0.407)
                                                                   --------    --------    --------    --------   --------
   Net investment income^^                                         $  0.531    $  0.805    $  1.080    $  1.064   $  1.003
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                     (0.314)      1.045       0.249       1.018     (1.652)
                                                                   --------    --------    --------    --------   --------
  Net increase (decrease) in unit value                            $  0.217    $  1.850    $  1.329    $  2.082   $ (0.649)
                                                                   --------    --------    --------    --------   --------
  Unit value:
  Net asset value -- end of period                                 $ 25.501    $ 25.284    $ 23.434    $ 22.105   $ 20.023
                                                                   ========    ========    ========    ========   ========
  Total Return                                                         0.86%++     7.89%++     6.01%++       --         --
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                                                          2.05%       2.04%       0.66%+      0.64%+     0.63%+
   Net investment income^^                                             2.08%       3.36%       4.42%+      5.28%+     5.06%+
  PORTFOLIO TURNOVER                                                    138%        139%         89%         51%        75%
  NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)            147         205         254         398        701

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
##   Ratios do not reflect reductions from fees paid indirectly.

                                                                               HIGH YIELD VARIABLE ACCOUNT
                                                        ----------------------------------------------------------------------
                                                                                    COMPASS 3--LEVEL 2
                                                        ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
                                                           2003          2002           2001             2000          1999
                                                        ----------    ----------      ----------      ----------    ----------
PER UNIT DATA:*
  Net asset value -- beginning of period                $   11.199    $   11.376      $   11.728      $   13.193    $   12.537
                                                        ----------    ----------      ----------      ----------    ----------
  Investment income^^                                   $    1.161    $    1.220      $    0.784      $    1.527    $    1.414
  Expenses                                                  (0.286)       (0.257)         (0.151)         (0.290)       (0.296)
                                                        ----------    ----------      ----------      ----------    ----------
   Net investment income                                $    0.875    $    0.963      $    0.633      $    1.237    $    1.118
  Net realized and unrealized loss on investments and
   foreign currency transactions                             1.312        (1.140)         (0.985)         (2.702)       (0.462)
                                                        ----------    ----------      ----------      ----------    ----------
  Net increase (decrease) in unit value                 $    2.187    $   (0.177)     $   (0.352)     $   (1.465)   $    0.656
                                                        ----------    ----------      ----------      ----------    ----------
  Unit value:
  Net asset value -- end of period                      $   13.386    $   11.199      $   11.376      $   11.728    $   13.193
                                                        ==========    ==========      ==========      ==========    ==========
  Total Return                                               19.53%++      (1.55)%++       (3.01)%++          --            --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                  2.15%         2.13%           0.90%+          0.89%+        0.90%+
  Net investment income^^                                     6.57%         6.08%           9.16%+          9.00%+        7.93%+
PORTFOLIO TURNOVER                                             164%          172%            103%            109%          153%
NUMBER OF UNITS OUTSTANDING AT END
  OF PERIOD (000 OMITTED)                                    2,631         2,684           1,131           2,619         1,001

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from fees paid indirectly.

                                                                          HIGH YIELD VARIABLE ACCOUNT
                                                        -------------------------------------------------------------------
                                                                                  COMPASS 3
                                                        -------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          2003           2002           2001           2000          1999
                                                        --------       --------       --------       --------      --------
PER UNIT DATA:*
  Net asset value -- beginning of period                $ 20.986       $ 21.349       $ 22.043       $ 24.832      $ 23.633
                                                        --------       --------       --------       --------      --------
  Investment income^^                                   $  1.964       $  2.141       $  3.188       $  2.730      $  2.451
  Expenses                                                (0.514)        (0.469)        (0.643)        (0.557)       (0.552)
                                                        --------       --------       --------       --------      --------
   Net investment income                                $  1.450       $  1.672       $  2.545       $  2.173      $  1.899
  Net realized and unrealized loss on investments and
   foreign currency transactions                           2.612         (2.035)        (3.239)        (4.962)       (0.700)
                                                        --------       --------       --------       --------      --------
  Net increase (decrease) in unit value                 $  4.062       $ (0.363)      $ (0.694)      $ (2.789)     $  1.199
                                                        --------       --------       --------       --------      --------
  Unit value:
  Net asset value -- end of period                      $ 25.048       $ 20.986       $ 21.349       $ 22.043      $ 24.832
                                                        ========       ========       ========       ========      ========
  Total Return                                             19.35%++       (1.70)%++      (3.15)%++         --            --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                2.30%          2.28%          0.90%+         0.89%+        0.90%+
  Net investment income^^                                   6.41%          8.45%          9.16%+         9.00%+        7.93%+
  PORTFOLIO TURNOVER                                         164%           172%           103%           109%          153%
  NUMBER OF UNITS OUTSTANDING AT END OF
    PERIOD (000 OMITTED)                                     115            178            231            297           427

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from fees paid indirectly.

                                                         MANAGED SECTORS VARIABLE ACCOUNT
                                      ----------------------------------------------------------------------------
                                                                COMPASS 3--LEVEL 2
                                      ----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------------------
                                         2003           2002             2001             2000             1999
                                      ----------     ----------       ----------       ----------       ----------
PER UNIT DATA:*
  Net asset value --
   beginning of period                $   10.730     $   14.676       $   23.014       $   29.554       $   16.068
                                      ----------     ----------       ----------       ----------       ----------
Investment income                     $    0.106     $    0.083       $    0.136       $    0.201       $    0.159
Expenses                                  (0.252)        (0.259)          (0.350)          (0.578)          (0.401)
                                      ----------     ----------       ----------       ----------       ----------
 Net investment loss                  $   (0.146)    $   (0.176)      $   (0.214)      $   (0.377)      $   (0.242)
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 transactions                              2.631         (3.770)          (8.124)          (6.163)          13.728
                                      ----------     ----------       ----------       ----------       ----------
Net increase (decrease)
 in unit value                        $    2.485     $   (3.946)      $   (8.338)      $   (6.540)      $   13.486
                                      ----------     ----------       ----------       ----------       ----------
Unit value:
  Net asset value -- end
    of period                         $   13.215     $   10.730       $   14.676       $   23.014       $   29.554
                                      ==========     ==========       ==========       ==========       ==========
  Total Return                             23.16%++&     (26.89)%++       (36.23)%++           --               --
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                               2.12%          2.10%            0.88%+           0.83%+           0.84%+
   Net investment loss                     (1.22)%        (1.46)%          (1.32)%+         (1.39)%+         (1.30)%+
PORTFOLIO TURNOVER                            80%           264%             295%             447%             417%
NUMBER OF UNITS
   OUTSTANDING AT END OF
   PERIOD (000 OMITTED)                    3,228          3,173            3,559            3,548            3,115

                                                            MANAGED SECTORS VARIABLE ACCOUNT
                                      ----------------------------------------------------------------------------
                                                                       COMPASS 3
                                      ----------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------------------
                                         2003           2002             2001             2000             1999
                                      ----------     ----------       ----------       ----------       ----------
PER UNIT DATA:*
 Net asset value --
  beginning of period                 $   33.207     $   45.487       $   71.434       $   91.870       $   50.021
                                      ----------     ----------       ----------       ----------       ----------
Investment income                     $    0.321     $    0.251       $    0.487       $    0.602       $    0.473
Expenses                                  (0.817)        (0.852)          (1.297)          (1.908)          (1.290)
                                      ----------     ----------       ----------       ----------       ----------
 Net investment loss                  $   (0.496)    $   (0.601)      $   (0.810)      $   (1.306)      $   (0.817)
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 transactions                              8.126        (11.679)         (25.137)         (19.130)          42.666
                                      ----------     ----------       ----------       ----------       ----------
Net increase (decrease)
 in unit value                        $    7.630     $  (12.280)      $  (25.947)      $  (20.436)      $   41.849
                                      ----------     ----------       ----------       ----------       ----------
Unit value:
  Net asset value -- end
    of period                         $   40.837     $   33.207       $   45.487       $   71.434       $   91.870
                                      ==========     ==========       ==========       ==========       ==========
  Total Return                             22.98%++&     (27.00)%++       (36.32)%++           --               --
RATIOS (TO AVERAGE NET ASSETS):
   Expenses##                               2.27%          2.25%            0.88%+           0.83%+           0.84%+
   Net investment loss                     (1.37)%        (1.56)%          (1.32)%+         (1.39)%+         (1.30)%+
PORTFOLIO TURNOVER                            80%           264%             295%             447%             417%
NUMBER OF UNITS
   OUTSTANDING AT END OF
   PERIOD (000 OMITTED)                      202            296              390              576              785

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from fees paid indirectly.
 & The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.026 and $0.081 per unit for Compass 3 Level 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 22.92% for Compass 3 Level 2, and 22.73% for Compass 3.

                                                            MONEY MARKET VARIABLE ACCOUNT
                                      ----------------------------------------------------------------------------
                                                                 COMPASS 3--LEVEL 2
                                      ----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------------------
                                         2003           2002             2001             2000             1999
                                      ----------     ----------       ----------       ----------       ----------
PER UNIT DATA:*
  Net asset value --
   beginning of period                $   12.466     $   12.472       $   12.172       $   11.636       $   11.259
                                      ----------     ----------       ----------       ----------       ----------
  Investment income                   $    0.131     $    0.223       $    0.710       $    0.747       $    0.579
  Expenses                                (0.207)        (0.229)          (0.410)          (0.211)          (0.202)
                                      ----------     ----------       ----------       ----------       ----------
  Net increase (decrease) in
    unit value                        $   (0.076)    $   (0.006)      $    0.300       $    0.536       $    0.377
                                      ----------     ----------       ----------       ----------       ----------
  Unit value:
  Net asset value -- end
   of period                          $   12.390     $   12.466       $   12.472       $   12.172       $   11.636
                                      ==========     ==========       ==========       ==========       ==========
  Total Return                             (0.61)%++      (0.04)%++         2.46%++            --               --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                1.82           1.91%            0.65%+           0.60%+           0.58%+
  Net investment income (loss)             (0.61)%        (0.01)%           2.51%+           4.45%+           3.25%+
NUMBER OF UNITS
   OUTSTANDING AT END OF
   PERIOD (000 OMITTED)                      898          1,113            2,835            1,562            3,875

                                                          MONEY MARKET VARIABLE ACCOUNT
                                      ----------------------------------------------------------------------------
                                                                     COMPASS 3
                                      ----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------------------
                                         2003           2002             2001             2000             1999
                                      ----------     ----------       ----------       ----------       ----------
PER UNIT DATA:*
  Net asset value --
   beginning of period                $   16,680     $   16.712       $   16.334       $   15.638      $   15.154
                                      ----------     ----------       ----------       ----------      ----------
  Investment income                   $    0.198     $    0.318       $    0.784       $    1.002      $    0.781
  Expenses                                (0.325)        (0.350)          (0.406)          (0.306)         (0.297)
                                      ----------     ----------       ----------       ----------      ----------
  Net increase (decrease) in
    unit value                        $   (0.127)    $   (0.032)      $    0.378       $    0.696      $    0.484
                                      ----------     ----------       ----------       ----------      ----------
  Unit value:
  Net asset value -- end
   of period                          $   16.553     $   16.680       $   16.712       $   16.334      $   15.638
                                      ==========     ==========       ==========       ==========      ==========
  Total Return                             (0.76)%++      (0.19)%++         2.31%++            --              --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                1.97%          2.06%            0.65%+           0.60%+          0.58%+
  Net investment income (loss)             (0.74)%        (0.14)%           2.51%+           4.45%+          3.25%+
NUMBER OF UNITS
   OUTSTANDING AT END OF
   PERIOD (000 OMITTED)                      155            186              222              468             863

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                     --------------------------------------------------------
                                                                      COMPASS 3--LEVEL 2
                                                     --------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
                                                       2003        2002        2001        2000        1999
                                                     --------    --------    --------    --------    --------
PER UNIT DATA:*
  Net asset value-- beginning of period              $ 16.949    $ 18.180    $ 18.445    $ 15.901    $ 15.676
                                                     --------    --------    --------    --------    --------
  Investment income^^                                $  0.575    $  0.658    $  0.687    $  0.683    $  0.642
  Expenses                                             (0.376)     (0.367)     (0.382)     (0.343)     (0.331)
                                                     --------    --------    --------    --------    --------
   Net investment income                             $  0.199    $  0.291    $  0.305    $  0.340    $  0.311
  Net realized and unrealized gain (loss)
   on investments and foreign currency transactions     2.451      (1.522)     (0.570)      2.204      (0.086)
                                                     --------    --------    --------    --------    --------
  Net increase (decrease) in unit value              $  2.650    $ (1.231)   $ (0.265)   $  2.544    $  0.225
                                                     --------    --------    --------    --------    --------
  Unit value:
  Net asset value -- end of period                   $ 19.599    $ 16.949    $ 18.180    $ 18.445    $ 15.901
                                                     ========    ========    ========    ========    ========
  Total Return                                          15.64%++    (6.77)%++   (1.44)%++      --          --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                             2.10%       2.08%       0.85%+      0.83%+      0.83%+
  Net investment income^^                                1.11%       1.55%       1.67%+      2.02%+      1.90%+
PORTFOLIO TURNOVER                                         62%         76%        104%        105%        106%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
   (000 OMITTED)                                        5,946       6,236       6,537       6,382       6,729

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from fees paid indirectly.

                                                                TOTAL RETURN VARIABLE ACCOUNT
                                                     --------------------------------------------------------
                                                                          COMPASS 3
                                                     --------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
                                                       2003        2002        2001        2000        1999
                                                     --------    --------    --------    --------    --------
PER UNIT DATA:*
  Net asset value -- beginning of period             $ 35.160    $ 37.771    $ 38.379    $ 33.134    $ 32.713
                                                     --------    --------    --------    --------    --------
  Investment income^^                                $  1.200    $  1.360    $  1.599    $  1.395    $  1.315
  Expenses                                             (0.823)     (0.804)     (0.939)     (0.749)     (0.727)
                                                     --------    --------    --------    --------    --------
   Net investment income                             $  0.377    $  0.556    $  0.660    $  0.646    $  0.588
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions         5.060      (3.167)     (1.268)      4.599      (0.167)
                                                     --------    --------    --------    --------    --------
  Net increase (decrease) in unit value              $  5.437    $ (2.611)   $ (0.608)   $  5.245    $  0.421
                                                     --------    --------    --------    --------    --------
  Unit value:
  Net asset value -- end of period                   $ 40.597    $ 35.160    $ 37.771    $ 38.379    $ 33.134
                                                     ========    ========    ========    ========    ========
  Total Return                                          15.46%++    (6.91)%++   (1.59)%++      --          --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                             2.25%       2.23%       0.85%+      0.83%+      0.83%+
  Net investment income^^                                1.01%       1.61%       1.67%+      2.02%+      1.90%+
PORTFOLIO TURNOVER                                         62%         76%        104%        105%        106%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
   (000 OMITTED)                                          453         634         838       1,253       2,125

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from fees paid indirectly.

                                                                     GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                     ------------------------------------------------------------------------
                                                                              COMPASS 3--LEVEL 2
                                                     ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                        2003           2002           2001            2000            1999
                                                     ----------     ----------     ----------      ----------      ----------
PER UNIT DATA:*
  Net asset value -- beginning of period             $   12.655     $   10.669     $   11.083      $   11.130      $   11.914
                                                     ----------     ----------     ----------      ----------      ----------
  Investment income^^                                $    0.494     $    0.499     $    0.520      $    0.654      $    1.826
  Expenses                                               (0.331)        (0.281)        (0.274)         (0.270)         (0.782)
                                                     ----------     ----------     ----------      ----------      ----------
    Net investment income^                           $    0.163     $    0.218     $    0.246      $    0.384      $    1.044
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           1.578          1.768         (0.660)         (0.431)         (1.828)
                                                     ----------     ----------     ----------      ----------      ----------
  Net increase (decrease) in unit value              $    1.741     $    1.986     $   (0.414)     $   (0.047)     $   (0.784)
                                                     ----------     ----------     ----------      ----------      ----------
  Unit value:
  Net asset value -- end of period                   $   14.396     $   12.655     $   10.669      $   11.083      $   11.130
                                                     ==========     ==========     ==========      ==========      ==========
  Total Return                                            13.76%++       18.61%++       (3.74)%++          --              --
RATIOS (TO AVERAGE NET ASSETS):^
  Expenses##                                               2.47%          2.50%          1.28%+          1.25%+          1.11%+
  Net investment income^^                                  1.21%          1.70%          2.23%+          3.50%+          3.07%+
PORTFOLIO TURNOVER                                          130%           126%            72%            130%            172%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
  (000 OMITTED)                                             559            568            574             619             641

 ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

  Net investment income^^                                    --     $     0.49     $     0.26              --              --
  Ratios (to average net assets)                                                                           --              --
  Expenses##                                                 --           2.54%          1.40%+            --              --
  Net investment income^^                                    --           1.66%          2.12%+            --              --

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net related and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to january 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from fees paid indirectly.

                                                                     GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                     ------------------------------------------------------------------------
                                                                                   COMPASS 3
                                                     ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                        2003           2002           2001            2000            1999
                                                     ----------     ----------     ----------      ----------      ----------
Per unit data:*
  Net asset value -- beginning of period             $   21.638     $   18.269     $   19.007      $   19.115      $   20.492
                                                     ----------     ----------     ----------      ----------      ----------
  Investment income^^                                $    0.869     $    0.846     $    1.063      $    1.103      $    0.986
  Expenses                                               (0.600)        (0.511)        (0.579)         (0.480)         (0.442)
                                                     ----------     ----------     ----------      ----------      ----------
    Net investment income^                           $    0.269     $    0.335     $    0.484      $    0.623      $    0.544
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           2.671          3.034         (1.222)         (0.731)         (1.921)
                                                     ----------     ----------     ----------      ----------      ----------
  Net increase (decrease) in unit value              $    2.940     $    3.369     $   (0.738)     $   (0.108)     $   (1.377)
                                                     ----------     ----------     ----------      ----------      ----------
  Unit value:
  Net asset value -- end of period                   $   24.578     $   21.638     $   18.269      $   19.007      $   19.115
                                                     ==========     ==========     ==========      ==========      ==========
  Total Return                                            13.59%++       18.44%++       (3.88)%++          --              --
RATIOS (TO AVERAGE NET ASSETS):^
  Expenses##                                               2.62%          2.65%          1.28%+          1.25%+          1.11%+
  Net investment income^^                                  1.15%          1.77%          2.23%+          3.50%+          3.07%+
PORTFOLIO TURNOVER                                          130%           126%            72%            130%            172%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
  (000 OMITTED)                                              41             58             68             108             186

 ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

   Net investment income^^                                   --     $     0.84     $     0.50              --              --
   Ratios (to average net assets)                                                                          --              --
   Expenses##                                                --           2.69%          1.39%+            --              --
   Net investment income^^                                   --           1.73%          2.12%+            --              --

^^ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net related and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to january 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
## Ratios do not reflect reductions from fees paid indirectly.

                              FINANCIAL STATEMENTS

   Financial Statements of the Variable Accounts and the Company are included in the SAI.

               A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

THE COMPANY

   Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

   We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila Philippines stock exchanges.

   Effective December 31, 2003, Keyport Life Insurance Company ("Keyport") merged with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving entity. Keyport was an affiliate of Sun Life (U.S.). Keyport was a stock life insurance company organized under the laws of the State of Rhode Island in 1957. Keyport was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.

THE VARIABLE ACCOUNTS

   MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA, TRVA and MSVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

   In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts. These contracts may have different charges that could affect the value of the Variable Accounts and may offer different benefits more suitable for your needs. For more information about these contracts, please contact us at the phone number or address on page one.

   MMVA, CAVA, GSVA and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). HYVA, GGVA and MSVA are registered as open-end, non-diversified management investment companies. As non-diversified companies, HYVA, GGVA and MSVA may invest a relatively high percentage of their assets in a small number of issuers. Variable accounts with different fees or charges could be substituted for the Variable Accounts in the future.

INVESTMENT OBJECTIVES AND POLICIES

   The following is a description of the Variable Accounts' investment objectives and policies. Each Variable Account's investment objective may be changed without approval of Owners of or Payees under the Contracts or other contracts participating in the investment experience of the Variable Account. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts' investment policies. Certain of these investment restrictions, as specifically noted in the SAI, may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see "Voting Rights").

   EACH OF THESE VARIABLE ACCOUNTS IS MANAGED BY MFS AND IS DESCRIBED BELOW. INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL VARIABLE ACCOUNTS ARE DESCRIBED UNDER THE CAPTION "CERTAIN COMMON INVESTMENT TECHNIQUES" BELOW.


1.   MONEY MARKET VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

MMVA's investment objective is to seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

-    HOW MMVA INTENDS TO ACHIEVE ITS OBJECTIVE

MMVA is a money market fund, which invests in the following types of U.S. dollar denominated money market instruments:

- Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

- Certificates of deposit, bankers' acceptances and other bank obligations provided that the issuing bank has capital, surplus and undivided profits in excess of $100 million;

- Commercial paper which at the date of investment is rated with the highest credit rating by one or more rating agencies or is unrated and considered by MFS to be of comparable quality;

-  Repurchase agreements collateralized by U.S. Government securities.

- Other short-term obligations which are rated with the highest credit rating by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.

Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

MMVA may invest up to 35% of its total assets in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated within the highest credit rating by one or more rating agencies or unrated and considered by MMVA's investment adviser to be of comparable quality.

MMVA may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of MMVA's assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

The average maturity of the investments in MMVA may not exceed 90 days. MMVA will invest only in corporate obligations which have a maturity when purchased of less than 13 months.

MMVA does not seek to maintain a single unit value of $1.00 per unit and does not declare dividends on a daily basis (as many money market funds do).

-    PRINCIPAL RISKS

The principal risks of investing in MMVA and the circumstances reasonably likely to cause the value of your investment in MMVA to decline are described below.

- MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. The income MMVA receives from the securities held in its portfolio will vary daily depending on fluctuations in short term interest rates. When interest rates are very low, as they have been recently, MMVA's expenses could absorb all or a significant portion of MMVA's income.

- FOREIGN SECURITIES RISK: Although MMVA's investments in foreign issuers involve relatively low credit risk, an investment in MMVA may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

-  MUNICIPAL SECURITIES RISK:

      - INTEREST RATE RISK: As with any fixed income security, the prices of municipal securities in MMVA's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in MMVA's portfolio will generally rise.

      - Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of MMVA's municipal security investments will affect the volatility of MMVA's unit price.

      - CREDIT RISK: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

      - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK: MMVA may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. MMVA may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

- FLUCTUATING UNIT VALUE: Undeclared investment income, a default on a portfolio security or insufficient investment income to cover MMVA's operating expenses may cause MMVA's unit value to fluctuate. In the event MMVA's expenses exceed its income, these expenses will be paid from MMVA's assets, including the proceeds from the sale of securities held in its portfolio. As with any mutual fund, you could lose money on your investment in MMVA.

AN INVESTMENT IN MMVA IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

2.   HIGH YIELD VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

HYVA's investment objective is to provide high current income and capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as junk bonds) and may involve equity features.

-    HOW HYVA INTENDS TO ACHIEVE ITS OBJECTIVE

HYVA invests, under normal market conditions, at least 80% of its net assets in high income securities, generally lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

While HYVA focuses its investments on bonds issued by corporations or similar entitles, it may invest in all types of debt securities. HYVA may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through these investments.

In selecting fixed income investments for HYVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including HYVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


HYVA is non-diversified. This means that HYVA may invest a relatively high percentage of its assets in a small number of issuers.


HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS

The principal risks of investing in HYVA and the circumstances reasonably likely to cause the value of your investment in HYVA to decline are described below. The unit value of HYVA generally changes daily based on market conditions and other factors.

The principal risks of investing in HYVA are:

- ALLOCATION RISK: HYVA will allocate its investments among fixed income markets based upon judgments made by MFS. HYVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in HYVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in HYVA's portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of HYVA's fixed income investments will affect the volatility of HYVA's share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

- LIQUIDITY RISK: The fixed income securities purchased by HYVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on HYVA's performance.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and HYVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect HYVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of HYVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in HYVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, HYVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, HYVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which HYVA enters the contract may fail to perform its obligations to HYVA.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- NON-DIVERSIFIED STATUS RISK: Because HYVA may invest a higher percentage of its assets in a small number of issuers, HYVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

- ACTIVE OR FREQUENT TRADING RISK: HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from HYVA's performance.

- As with any mutual fund, you could lose money on your investment in the Account.


AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


3. CAPITAL APPRECIATION VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

CAVA's investment objective is to maximize capital appreciation by investing in securities of all types with a major emphasis on common stocks.

-  HOW CAVA INTENDS TO ACHIEVE ITS OBJECTIVE

CAVA invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. CAVA also invests in fixed income securities when relative values or economic conditions make these securities attractive. CAVA's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

-  A strong franchise, strong cash flows and a recurring revenue stream

-  A solid industry position, where there is

      -  potential for high profit margins

      -  substantial barriers to new entry in the industry

-  A strong management team with a clearly defined strategy

-  A catalyst that may accelerate growth.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as CAVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by CAVA's portfolio manager and MFS' large group of equity research analysts.

CAVA may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through these investments.

-  PRINCIPAL RISKS

The principal risks of investing in CAVA and the circumstances reasonably likely to cause the value of your investment in CAVA to decline are described below. The unit value of CAVA generally changes daily based on market conditions and other factors.

The principal risks of investing in CAVA are:

- MARKET RISK: This is the risk that the price of a security held by CAVA will fall due to changing economic, political or market conditions or disappointing earnings results.

- GROWTH COMPANIES RISK: Prices of growth company securities held by CAVA may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

- OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and CAVA may experience difficulty in buying and selling these stocks at prevailing market prices.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and CAVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect CAVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of CAVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in CAVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, CAVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, CAVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which CAVA enters the contract may fail to perform its obligations to CAVA.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in CAVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in CAVA's portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of CAVA's fixed income investments will affect the volatility of CAVA's unit price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

- As with any mutual fund, you could lose money on your investment in the Account.


AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


4. GOVERNMENT SECURITIES VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

GSVA's investment objective is to provide current income and preservation of capital by investing in U.S. Government securities.

-  HOW GSVA INTENDS TO ACHIEVE ITS OBJECTIVE


GSVA invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities. U.S. Government securities include bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities such as the Student Loan Marketing Association ("Sallie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal

National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities;


Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which GSVA may generally invest include:

- U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government; and

- obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

      -  backed by the full faith and credit of the U.S. Treasury;

      - supported by the right of the issuer to borrow from the U.S. Government, for example, obligations of Federal Home Loan Banks;

      - backed only by the credit of the issuer itself, for example, Sallie Mae obligations; and

      - supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

In selecting fixed income investments for GSVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GSVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.


GSVA may invest in derivative securities. Derivatives are securities whose value may be based on other securities, interest rates, or indices. Derivatives include:

-  Futures and forward contracts.

-  Options on futures contracts, securities and bond indices.

-  Structured notes and indexed securities.

-  Swaps, caps, floors and collars.

-  PRINCIPAL RISKS


The principal risks of investing in GSVA and the circumstances reasonably likely to cause the value of your investment in GSVA to decline are described below. The unit value of GSVA generally changes daily based on market conditions and other factors.

   The principal risks of investing in GSVA are:

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GSVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GSVA's portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GSVA's fixed income investments will affect the volatility of GSVA's share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

-  Mortgage-Backed Securities:

      -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GSVA's mortgage-backed securities will result in an unforeseen loss of interest income to GSVA as GSVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: GSVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, GSVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.


      - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

-  Derivatives Risk:

      - HEDGING RISK: When a derivative is used as a hedge against an opposite position that GSVA also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - CORRELATION RISK: When GSVA uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

      - INVESTMENT RISK: When GSVA uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. GSVA is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

      - AVAILABILITY RISK: Derivatives may not be available to GSVA upon acceptable terms. As a result, GSVA may be unable to use derivatives for hedging or other purposes.

      - CREDIT RISK: When GSVA uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

- As with any mutual fund, you could lose money on your investment in the Account.

AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


5. TOTAL RETURN VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

TRVA's main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.

-  HOW TRVA INTENDS TO ACHIEVE ITS OBJECTIVE

TRVA is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, TRVA invests:

- At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

-  At least 25% of its net assets in non-convertible fixed income securities.

TRVA may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of TRVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by TRVA's portfolio manager and MFS' large group of equity research analysts.

While TRVA may invest in all types of equity securities, MFS generally seeks to purchase for TRVA equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

-  They are viewed by MFS as being temporarily out of favor in the market due to

      -  a decline in the market,

      -  poor economic conditions,

      - developments that have affected or may affect the issuer of the securities or the issuer's industry.

-  The market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales andor price-to-earnings ratios. TRVA focuses on undervalued equity securities issued by companies with relatively large market capitalizations (I.E., market capitalizations of $5 billion or more).

As noted above, TRVA's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-  A fixed income stream.

- The opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED INCOME INVESTMENTS. TRVA invests in securities which pay a fixed interest rate, which include:

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies and instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle TRVA to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if TRVA invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to TRVA.

- CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities. These bonds include lower rated bonds, commonly known as junk bonds. Junk bonds are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

In selecting fixed income investments for TRVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of TRVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

OTHER CONSIDERATIONS. TRVA may invest in foreign securities and may have exposure to foreign currencies through these investments.

TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS

The principal risks of investing in TRVA and the circumstances reasonably likely to cause the value of your investment in TRVA to decline are described below. The unit value of TRVA generally changes daily based on market conditions and other factors.

The principal risks of investing in TRVA are:

- ALLOCATION RISK: TRVA will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. TRVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- MARKET RISK: This is the risk that the price of a security held by TRVA will fall due to changing economic, political or market conditions or disappointing earnings results.

- UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. TRVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in TRVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in TRVA's portfolio will generally rise.

- CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of TRVA's fixed income investments will affect the volatility of TRVA's share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

- LIQUIDITY RISK: The fixed income securities purchased by TRVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on TRVA's performance. TRVA may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

-  MORTGAGE AND ASSET-BACKED SECURITIES:

      -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on TRVA's mortgage-backed securities will result in an unforeseen loss of interest income to TRVA as TRVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: TRVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, TRVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and TRVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect TRVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of TRVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in TRVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, TRVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, TRVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which TRVA enters the contract may fail to perform its obligations to TRVA.

- ACTIVE OR FREQUENT TRADING RISK: TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from TRVA's performance.

- As with any mutual fund, you could lose money on your investment in the Account.


AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


6. GLOBAL GOVERNMENTS VARIABLE ACCOUNT

Prior to May 1, 1999, GGVA was known as World Governments Variable Account.

-  INVESTMENT OBJECTIVE

GGVA's investment objective is to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that MFS believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

-  HOW GGVA FUND INTENDS TO ACHIEVE ITS OBJECTIVE

GGVA invests, under normal market conditions, at least 80% of its net assets in:


     1) U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities) such as the Student Loan Marketing Association ("Sallie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities.


Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which GGVA may generally invest include:

       - U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government;

       - obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

          -  backed by the full faith and credit of the U.S. Treasury;

          - supported by the right of the issuer to borrow from the U.S. Government, for example, obligations of Federal Home Loan Banks;

          - backed only by the credit of the issuer itself, for example, Sallie Mae obligations; and

          - supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).


     2) FOREIGN GOVERNMENT SECURITIES OF DEVELOPED COUNTRIES, which are bonds or other debt obligations issued by foreign governments of developed countries; these foreign government securities are either:


      - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supranational entities.

      - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

GGVA may also invest up to 20% of its total assets in foreign government securities of emerging market countries.

In selecting fixed income investments for GGVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GGVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

GGVA's investments in foreign currency may expose it to the risk of foreign currency fluctuation.

GGVA may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

-  Futures and forward contracts.

- Options on futures contracts, foreign currencies, securities and bond indices.

-  Structured notes and indexed securities.

-  Swaps, caps, floors and collars.

GGVA is non-diversified. This means that GGVA may invest a relatively high percentage of its assets in a small number of issuers. GGVA may invest a substantial amount of its assets (I.E., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS

The principal risks of investing in GGVA and the circumstances reasonably likely to cause the value of your investment in GGVA to decline are described below. The unit value of GGVA generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in GGVA to decline, and which could prevent GGVA from achieving its objective, that are not described here.

The principal risks of investing in GGVA are:

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and GGVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect GGVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of GGVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in GGVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, GGVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, GGVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which GGVA enters the contract may fail to perform its obligations to GGVA.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- ALLOCATION RISK: GGVA will allocate its investments among various government securities based upon judgments made by MFS. GGVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GGVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GGVA's portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GGVA's fixed income investments will affect the volatility of GGVA's share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

- LIQUIDITY RISK: The fixed income securities purchased by GGVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on GGVA's performance.

-  MORTGAGE-BACKED SECURITIES:

      - MATURITY RISK: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GGVA's mortgage-backed securities will result in an unforeseen loss of interest income to GGVA as GGVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

            - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

      - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

-  DERIVATIVES RISK:

      - HEDGING RISK: When a derivative is used as a hedge against an opposite position that GGVA also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - CORRELATION RISK: When GGVA uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

      - INVESTMENT RISK: When GGVA uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. GGVA is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

      - AVAILABILITY RISK: Derivatives may not be available to GGVA upon acceptable terms. As a result, GGVA may be unable to use derivatives for hedging or other purposes.

      - CREDIT RISK: When GGVA uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

- NON-DIVERSIFIED STATUS RISK: Because GGVA may invest a higher percentage of its assets in a small number of issuers, GGVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

- GEOGRAPHIC FOCUS RISK: Because GGVA may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

- ACTIVE OR FREQUENT TRADING RISK: GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from GGVA's performance.

- As with any mutual fund, you could lose money on your investment in the Account.


AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


7. MANAGED SECTORS VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

MSVA's investment objective is capital appreciation by varying the weighting of its portfolio among 13 sectors.

-  HOW MSVA INTENDS TO ACHIEVE ITS OBJECTIVE

MSVA invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 sectors. MSVA chooses its investments from the following 13 sectors: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. MSVA may also invest in new sectors from time to time. MSVA may invest a maximum of 50% of its net assets in any one sector. MSVA generally focuses on companies with larger market capitalizations, defined by MSVA as companies with market capitalizations equaling or exceeding $5 billion at the time of MSVA's investment. MSVA's investments may include securities traded in the over-the-counter markets.

MSVA may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through these investments.

MSVA may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


MSVA is non-diversified. This means that MSVA may invest a relatively high percentage of its assets in a small number of issuers. In addition, MSVA may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.


MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS

The principal risks of investing in MSVA and the circumstances reasonably likely to cause the value of your investment in MSVA to decline are described below. The unit value of MSVA generally changes daily based on market conditions and other factors.

The principal risks of investing in MSVA are:

- MARKET RISK: This is the risk that the price of a security held by MSVA will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. MSVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- ALLOCATION RISK: MSVA will allocate its investments among various equity sectors, based upon judgments made by MFS. MSVA could miss attractive investment opportunities by underweighting sectors where there are significant returns, and could lose value by overweighting sectors where there are significant declines.

- INVESTMENT FOCUS RISK: Because MSVA may invest to a significant degree in securities of companies in a limited number of sectors. MSVA's performance is particularly sensitive to changes in the value of securities in these sectors. A decline in the value of these types of securities may result in a decline in MSVA's net asset value and your investment.

- OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and MSVA may experience difficulty in buying or selling these stocks at prevailing market prices.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and MSVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect MSVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of MSVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in MSVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, MSVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, MSVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which MSVA enters the contract may fail to perform its obligations to MSVA.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- SHORT SALES RISK: MSVA will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because MSVA must cover its short position subject to prevailing market rates, the potential loss is unlimited.

- NON-DIVERSIFIED STATUS RISK: Because MSVA may invest its assets in a small number of issuers, MSVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. In addition, because MSVA may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, MSVA's performance may be particularly sensitive to changes in the value of securities of these issuers.

- ACTIVE OR FREQUENT TRADING RISK: MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from MSVA's performance.

- As with any mutual fund, you could lose money on your investment in the Account.


AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


CERTAIN COMMON INVESTMENT STRATEGIES

   Each Variable Account may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a Variable Account invests defensively, it may not be able to pursue its investment objective. A Variable Account's defensive investment position may not be effective in protecting its value.

   Each Variable Account, except for MMVA, may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Variable Account's performance.

   Each Variable Account may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Variable Account and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a Variable Account may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the SAI. You may obtain a copy of the SAI by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for address and phone number).

THE FIXED ACCOUNT

   Purchase Payments may be allocated to the Fixed Account which is made up of all of the general assets of the Company other than those allocated to any separate account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. The Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. SEE Appendix A to the SAI for a more detailed description of the Fixed Account.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

   The Boards of Managers of the Variable Accounts provide broad supervision over the affairs of the Variable Accounts and the officers of the Variable Accounts are responsible for their operation. MFS, located at 500 Boylston Street, Boston, Massachusetts 02116 is the investment adviser for each of the Variable Accounts. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients.

   MFS provides the Variable Accounts with overall investment advisory services. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company. For a description of expenses paid by each Variable Account see "Management of the Variable Accounts" in the SAI.

   The investment objectives and policies of certain Variable Accounts are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser. The investment results of the Variable Accounts, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Variable Accounts will be comparable to the investment results of any other portfolio, even if the other porfolios have the same portfolio manager.

   In certain instances there may be securities which are suitable for an Account's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as an Variable Account is concerned, in other cases, it may produce increased investment opportunities for an Variable Account.


                        [DISCLOSURE OF PORTFOLIO HOLDINGS

   The Variable Accounts have established a policy with respect to the disclosure of portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on "Mutual Funds" on the MFS website, the following information is generally available to you:



     INFORMATION                         APPROXIMATE DATE OF POSTING TO WEBSITE
     ---------------------------------------------------------------------------
     Variable Account's top 10
     securities holdings as of each
     month's end                        14 days after month end
     Variable Account's full
     securities holdings as of each
     month's end                        29 days after month end



   Note that the Variable Accounts or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to contractholders. Once posted, the above information will remain available on the website until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.]

ADMINISTRATOR


   MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


                      PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

   You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the "Accumulation Period"). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

   An applicant's completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. No interest will be credited or accumulation units purchased until the application is completed. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

   We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

   We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment. The value of an Accumulation Unit will be determined by investment performance, expenses and deductions of certain charges.

   We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

   If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

NET INVESTMENT FACTOR

   The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

   The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

      (a) is the value of the Variable Account's net assets attributable to the Contracts at the end of the preceding Valuation Period;

      (b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

      (c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

      (d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge, the distribution expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.

   The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. Each Variable Account, except MMVA, values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Managers when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Variable Account's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Variable Account may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Variable Account's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. MMVA values its assets using the amortized cost method.

   All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.

TRANSFERS

   During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

      1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

      2. you may not make more than 12 transfers in any Contract Year;

      3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account; and

      4. we impose additional restrictions on market timers, which are further described under "Short-Term Trading" below.

   We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

SHORT-TERM TRADING

   THE CONTRACTS ARE NOT DESIGNED FOR SHORT-TERM TRADING. IF YOU WISH TO EMPLOY SUCH STRATEGIES, DO NOT PURCHASE A CONTRACT. TRANSFER LIMITS AND OTHER RESTRICTIONS, DESCRIBED BELOW, ARE SUBJECT TO OUR ABILITY TO MONITOR TRANSFER ACTIVITY. SOME CONTRACT OWNERS AND THEIR THIRD PARTY INTERMEDIARIES ENGAGING IN SHORT-TERM TRADING MAY EMPLOY A VARIETY OF STRATEGIES TO AVOID DETECTION. DESPITE OUR EFFORTS TO PREVENT SHORT-TERM TRADING, THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO IDENTIFY SUCH CONTRACT OWNERS OR INTERMEDIARIES OR CURTAIL THEIR TRADING.

   The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfers," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

   Short-term trading activities whether by an individual, a firm, or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. If, in our judgment we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process or delay processing certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf), and we also reserve the right to reject or delay such transfer request and take other action. Such other actions include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfers" and refusing any and all transfer instructions. We will provide you written notification of any restrictions imposed. Transfers that are delayed will be delayed one Business Day. Both the purchase and redemption sides of the transfer will be processed on the second Business Day. In addition to the restrictions on short-term trading, third parties that engage in reallocations of contract values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, require advance notice of the transfer, and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

   The Company reserves the right to waive these transfer limitations, where permitted by law and not adverse to the interests of other Contract Owners, in the following instances:

   -  when a new broker of record is designated for the Contract;

   -  when the Contract Owner changes;

   - when control of the Contract passes to the designated beneficiary upon death of the Owner or Annuitant;

   -  when necessary in our view to avoid hardship to a Contract Owner;

   -  when Variable Accounts are dissolved or merged or substituted.

   The Company reserves the right to change these limitations and exceptions at any time. Any change will be applied uniformly. The Company will notify you of any change prior to its effectiveness.

   SHORT-TERM TRADING RISKS. To the extent that the Variable Accounts or their agents are unable to curtail excessive trading practices in an Account, these practices may interfere with the efficient management of the Account's portfolio, and may result in the Account engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Account's operating costs and decrease the Account's investment performance, and maintenance of a higher level of cash balances would likewise result in lower Account investment performance during periods of rising markets.

   In addition, to the extent that a Variable Account significantly invests in foreign securities traded on markets which may close prior to when the Account determines its unit value (referred to as the valuation time), excessive trading by certain Contractholders may cause dilution in the value of Account units held by other Contractholders. Because events may occur after the close of these foreign markets and before the Account's valuation time that influence the value of these foreign securities, Contractholders may seek to trade Account units in an effort to benefit from their understanding of the value of these foreign securities as of the Account's valuation time (referred to as price arbitrage). The Account has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Account's valuation time. To the extent that the Account does not accurately value foreign securities as of its valuation time, Contractholders engaging in price arbitrage may cause dilution in the value of Account units held by other Contractholders.

   To the extent that a Variable Account significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, Contractholders may seek to trade Account units in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Account's portfolio to a greater degree than Accounts which invest in highly liquid securities, in part because the Account may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Account units held by other Contractholders.

                                CASH WITHDRAWALS

   At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges" below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See "Federal Tax Status." In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

   Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

   If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request and reduce the value of your Accumulation Account by deducting the amount paid plus any applicable withdrawal charge. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

   We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

   - when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

   - when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists; or

   - when an SEC order permits us to defer payment for the protection of security holders.

SECTION 403(b) ANNUITIES

   The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value") may be made only when you attain age 59 1/2, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

   Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

   Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

   For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see "Federal Tax Status."

TEXAS OPTIONAL RETIREMENT PROGRAM

   Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, we will return the State's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

   The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                                  DEATH BENEFIT

   If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

   You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate. If your designated Beneficiary dies after the date of death of the Annuitant and before an election is made to receive the death benefit in either a cash payment or under one of our annuity options, the estate of the Beneficiary shall be entitled to receive the death benefit in a single lump sum.

   During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

   In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

   If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Cash Withdrawals." If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner andor the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

   The death benefit is equal to the greatest of:

      1. the value of your Accumulation Account;

      2. the total Purchase Payments made under the Contract reduced by all withdrawals; and

      3. unless prohibited by applicable state law, the value of your Accumulation Account on the Seven Year Anniversary immediately preceding the death of the Annuitant, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after such Seven Year Anniversary.

   To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

   We will assess contract charges under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

   We deduct an annual contract maintenance charge of $30 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

   On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

   We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE AND DISTRIBUTION EXPENSE CHARGE

   We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

   For assuming these risks, we make a deduction from the Variable Accounts at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.25%. We may change the rate of this deduction annually but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

   We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Accounts attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense charges and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

INVESTMENT MANAGEMENT FEES


   The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the year ended December 31, 2004 the investment management fees paid to MFS by the Variable Accounts were equal to the following percentages of the average daily net assets of the respective Accounts: MMVA, 0.50%; HYVA, 0.75%; CAVA, 0.75%; GSVA, 0.55%; GGVA, 0.75%; TRVA, 0.75%; and MSVA, 0.75%.

WITHDRAWAL CHARGES

   We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

   You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

   We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

   All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:

   (1) OLD PAYMENTS, NEW PAYMENTS AND ACCUMULATED VALUE: In a given Contract Year, "New Payments" are Payments you have made in that Contract Year or in the six previous Contract Years; "Old Payments" are all Purchase Payments made before the previous six Contract years; and the remainder of your Accumulation Account value--that is, the value of your Accumulation Account minus the total of Old and New Payments--is called the "accumulated value."

   (2) ORDER OF WITHDRAWAL: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

   (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

   (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

   The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:

           NUMBER OF                                 WITHDRAWAL CHARGE
        CONTRACT YEARS                                  PERCENTAGE
        --------------                               -----------------
              0-1                                           6%
              2-3                                           5%
              4-5                                           4%
               6                                            3%
           7 or more                                        0%

   Aggregate withdrawal charges (including the distribution expense risk charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

PREMIUM TAXES

   We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

   We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance of the Contract and before the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

   For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit." Please refer to the terms of your plan for additional restrictions.

   On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTION B, D, OR E IF ELECTED.

   (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value. The discount rate for a Variable Annuity will be the assumed interest rate in effect (See "Annuity Payment Rates"); the discount rate for a Fixed Annuity will be based on the interest rate used to determine the amount of each payment.)

ANNUITY OPTIONS

   During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under "Death Benefit."

   You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

   Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

   Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

   ANNUITY OPTION A. LIFE ANNUITY: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

   ANNUITY OPTION B. LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS
CERTAIN: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

   ANNUITY OPTION C. JOINT AND SURVIVOR ANNUITY: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

   * ANNUITY OPTION D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

   * ANNUITY OPTION E. FIXED PAYMENTS: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

----------
*The election of this Annuity Option may result in the imposition of a penalty tax.

DETERMINATION OF ANNUITY PAYMENTS

   We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

   The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

   After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

   The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

   If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

   As a general rule within a particular Annuity Option, annuity payments of a shorter duration result in a higher payment amount than an annuity payment paid over a longer duration. Similarly, annuity payments made on a more frequent basis will result in a smaller payment amount than annuity payments made on a less frequent basis.

                            OTHER CONTRACT PROVISIONS

OWNER

   As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

   If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of the Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the "designated beneficiary" as defined below, with annuity payments beginning within one year after the date of your death. The person named as "successor Owner" shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

   These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

   If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

   In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

   Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING RIGHTS

   Owners of and Payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, proposed changes in the Variable Account's fundamental investment restrictions and such other matters as the Investment Company Act of 1940 may require.

   Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable

Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are funded by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

MODIFICATION

   Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

   At the Company's election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

   We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               TAX CONSIDERATIONS

   This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

   The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

   DEDUCTIBILITY OF PURCHASE PAYMENTS

   For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

   PRE-DISTRIBUTION TAXATION OF CONTRACTS

   Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

   Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

   You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

   DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

   The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

   Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

   A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received non-taxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments. may be deducted on the final return of the Annuitant or other Payee.

   A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

   Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

   If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

   Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

   DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

   In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

   If you receive a distribution from a Qualified Contract, used in connection with a qualified pension or profit-sharing plan, from a tax-sheltered annuity, or an individual retirement annuity "IRA" and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Roll overs of IRA distributions are not subject to the 20% mandatory withholding requirement.

   An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

   - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

   -  Any required minimum distribution, or

   -  Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

   WITHHOLDING

   In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

   INVESTMENT DIVERSIFICATION AND CONTROL

   The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

   The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

   Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

   TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

   As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

   QUALIFIED RETIREMENT PLANS

   You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

   PENSION AND PROFIT-SHARING PLANS

   Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

   TAX-SHELTERED ANNUITIES

   Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

   If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31,

1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

   Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit
(MDIB) rule and not also with the minimum distribution rules set forth in
Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

   Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

   INDIVIDUAL RETIREMENT ACCOUNTS

   Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

   ROTH IRAs

   Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If we make Contracts available for use with Roth IRAs, we will provide any necessary information.

PUERTO RICO TAX CONSIDERATIONS


   SOME PUERTO RICO INCOME TAX CONSIDERATIONS APPLICABLE TO CONTRACTS ISSUED IN PUERTO RICO.


   The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

     When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

     When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

     The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

     For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.


     SOME U.S. INCOME TAX CONSIDERATIONS APPLICABLE TO DISTRIBUTIONS AND WITHDRAWALS UNDER SUCH CONTRACTS TO RESIDENTS OF PUERTO RICO.

     As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.


                          DISTRIBUTION OF THE CONTRACTS

     We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

     The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 5.00% of Purchase Payments, and 0.20% annually of the Contract's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

     The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

     In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

     These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company's promotional efforts.

     You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

                                LEGAL PROCEEDINGS

     We, MFS and the Variable Accounts are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Accounts.

                                 OWNER INQUIRIES

     All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.


                                                                     MAY 1, 2005

                             COMPASS 2 AND COMPASS 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



General Information                                                           2
The Variable Accounts' Investment Objectives, Policies and Restrictions       3
Management of the Variable Accounts                                           5
Annuity Provisions                                                           14
Other Contractual Provisions                                                 15
Administration of the Contracts                                              16
Distribution of the Contracts                                                17
Disclosure of Portfolio Holdings
Independent Registered Public Accounting Firm and Financial Statements       18
Appendix A -- The Fixed Account                                             A-1
Appendix B -- Examples of Certain Calculations                              B-1
Appendix C -- Withdrawals and Withdrawal Charges                            C-1
Appendix D -- Transactions in Securities of Regular Broker-Dealers
              and their Affiliates and for Research Services                D-1
Appendix E -- Investment Techniques, Practices and Risks                    E-1
Appendix F -- Description of Bond Ratings                                   F-1
Appendix G -- Proxy Voting Policies and Procedures                          G-1
Appendix H -- Recipients of Non-Public Disclosure Regarding Portfolio
              Holdings on an Ongoing Basis                                  H-1

APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective, the Variable Accounts may engage in any of the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the Account's investment objective and, with respect to the Money Market Variable Account, the rules governing money market funds. Investment techniques and practices which the Variable Account will use or currently anticipates using are denoted by a check (/X/) mark. However, the Account may not use all of these techniques and practices. Investment techniques and practices which the Account does not currently anticipate using but which the Account reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the Variable Accounts are described, together with their risks, in the Prospectus. Both principal and non-principal techniques and practices are described, together with their risks, in Appendix E of the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS    /X/ Variable Account uses, or     / / permitted, but Variable Account
               currently anticipates using   does not currently anticipate using


                                                      MMVA    HYVA    CAVA   GSVA
                                                      ----    ----    ----   ----
DEBT SECURITIES
   ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and
       Multiclass Pass-Through Securities              / /     /X/     / /    /X/
     Corporate Asset-Backed Securities                 /X/     /X/     / /    / /
     Mortgage Pass-Through Securities                  / /     /X/     / /    /X/
     Stripped Mortgage-Backed Securities               / /     / /     / /    / /
   Corporate Securities                                / /     /X/     /X/    / /
   Loans and Other Direct Indebtedness                 / /     /X/     / /    / /
   Lower Rated Bonds                                   / /     /X/     /X/    / /
   Municipal Bonds                                     / /     / /     / /    / /
   U.S. Government Securities                          /X/     /X/     /X/    /X/
   Variable and Floating Rate Obligations              /X/     /X/     /X/    /X/
   Zero Coupon Bonds, Deferred Interest
     Bonds and PIK Bonds                               /X/     /X/     /X/    /X/
Equity Securities                                      / /     /X/     /X/    / /
FOREIGN SECURITIES EXPOSURE
   Brady Bonds                                         / /     /X/     /X/    / /
   Depositary Receipts                                 / /     / /     /X/    / /
   Dollar-Denominated Foreign Debt
     Securities                                        /X/     /X/     /X     / /
   Emerging Markets                                    / /     /X/     /X/    / /
   Foreign Securities                                  / /     /X/     /X/    / /
Forward Contracts                                      / /     /X/     /X/    /X/
Futures Contracts                                      / /     /X/     /X/    /X/
Indexed Securities/Structured Products                 / /     / /     /X/    /X/
Inverse Floating Rate Obligations                      / /     / /     / /    / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
   Open-End Funds                                      /X/     /X/     /X/    /X/
   Closed-End Funds                                    /X/     /X/     /X/    /X/
Lending of Portfolio Securities                        /X/     /X/     /X/    /X/

SYMBOLS    /X/ Variable Account uses, or     / / permitted, but Variable Account
               currently anticipates using   does not currently anticipate using


                                                      MMVA    HYVA    CAVA   GSVA
                                                      ----    ----    ----   ----
LEVERAGING TRANSACTIONS
   Bank Borrowings                                     / /     / /     / /    / /
   Mortgage "Dollar-Roll" Transactions                 / /     / /     / /    /X/
   Reverse Repurchase Agreements                       / /     / /     / /    / /
OPTIONS
   Options on Foreign Currencies                       / /     / /     /X/    / /
   Options on Futures Contracts                        / /     / /     /X/    /X/
   Options on Securities                               / /     /X/     /X/    /X/
   Options on Stock Indices                            / /     /X/     /X/    / /
   Reset Options                                       / /     / /     / /    / /
   "Yield Curve" Options                               / /     / /     / /    / /
Repurchase Agreements                                  /X/     /X/     /X/    /X/
Short Sales                                            / /     / /     /X/    / /
Short Term Instruments                                 /X/     /X/     /X/    /X/
Swaps and Related Derivative Instruments               / /     /X/     / /    /X/
Temporary Borrowings                                   /X/     /X/     /X/    /X/
Temporary Defensive Positions                          /X/     /X/     /X/    /X/
"When-issued" Securities                               / /     /X/     /X/    /X/

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS    /X/ Variable Account uses, or     / / permitted, but Variable Account
               currently anticipates using   does not currently anticipate using

                                                     TRVA    GGVA    MSVA
                                                     ----    ----    ----
DEBT SECURITIES
   ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and
       Multiclass Pass-Through Securities             /X/     / /     / /
     Corporate Asset-Backed Securities                /X/     / /     / /
     Mortgage Pass-Through Securities                 /X/     /X/     / /
     Stripped Mortgage-Backed Securities              /X/     /X/     / /
   Corporate Securities                               /X/     / /     / /
   Loans and Other Direct Indebtedness                /X/     /X/     / /
   Lower Rated Bonds                                  /X/     /X/     / /
   Municipal Bonds                                    /X/     /X/     / /
   U.S. Government Securities                         /X/     /X/     /X/
   Variable and Floating Rate Obligations             /X/     /X/     /X/
   Zero Coupon Bonds, Deferred Interest
     Bonds and PIK Bonds                              /X/     /X/     /X/
Equity Securities                                     /X/     /X/     /X/
FOREIGN SECURITIES EXPOSURE
   Brady Bonds                                        /X/     /X/     / /
   Depositary Receipts                                /X/     /X/     /X/
   Dollar-Denominated Foreign Debt
     Securities                                       /X/     /X/     / /
   Emerging Markets                                   /X/     /X/     /X/
   Foreign Securities                                 /X/     /X/     /X/
Forward Contracts                                     /X/     /X/     /X/
Futures Contracts                                     /X/     /X/     /X/
Indexed Securities/Structured Products                /X/     /X/     / /
Inverse Floating Rate Obligations                     /X/     /X/     / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
   Open-End Funds                                     /X/     /X/     /X/
   Closed-End Funds                                   /X/     /X/     /X/
Lending of Portfolio Securities                       /X/     /X/     /X/
LEVERAGING TRANSACTIONS
   Bank Borrowings                                    / /     / /     / /
   Mortgage "Dollar-Roll" Transactions                / /     / /     / /
   Reverse Repurchase Agreements                      / /     / /     / /

SYMBOLS   /X/ Variable Account uses, or     / / permitted, but Variable Account
              currently anticipates using   does not currently anticipate using

                                                     TRVA    GGVA    MSVA
                                                     ----    ----    ----
OPTIONS
   Options on Foreign Currencies                      / /     /X/     /X/
   Options on Futures Contracts                       / /     /X/     /X/
   Options on Securities                              / /     /X/     /X/
   Options on Stock Indices                           / /     /X/     /X/
   Reset Options                                      / /     /X/     / /
   "Yield Curve" Options                              / /     /X/     / /
Repurchase Agreements                                 /X/     /X/     /X/
Short Sales                                           /X/     / /     /X/
Short Term Instruments                                /X/     /X/     /X/
Swaps and Related Derivative Instruments              /X/     /X/     / /
Temporary Borrowings                                  /X/     /X/     /X/
Temporary Defensive Positions                         /X/     /X/     /X/
"When-issued" Securities                              /X/     /X/     /X/

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated May 1, 2005 which is incorporated herein by reference. The SAI is available upon request, and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.


To:      Sun Life Assurance Company of Canada (U.S.)
         P.O. Box 9133
         Wellesley Hills, Massachusetts 02481

      Please send me a Statement of Additional Information for Compass 3--Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account.

Name     _________________________________________

Address  _________________________________________

         _________________________________________

City _____________________________ State _______________ Zip ______________

Telephone _______________________

PROSPECTUS


MAY 1, 2005


COMBINATION FIXED/VARIABLE ANNUITY FOR PERSONAL AND QUALIFIED RETIREMENT
PLANS

[COMPASS LOGO]

ISSUED IN CONNECTION WITH
-  MONEY MARKET VARIABLE ACCOUNT
-  HIGH YIELD VARIABLE ACCOUNT
-  CAPITAL APPRECIATION VARIABLE ACCOUNT
-  GOVERNMENT SECURITIES VARIABLE ACCOUNT
-  GLOBAL GOVERNMENTS VARIABLE ACCOUNT
-  TOTAL RETURN VARIABLE ACCOUNT
-  MANAGED SECTORS VARIABLE ACCOUNT

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
Annuity Service Mailing Address:
P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll-Free Telephone: (800) 752-7215
In Massachusetts: (617) 348-9600

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110-2875

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS

[Auditor]

200 Berkeley Street
Boston, Massachusetts 02116-5022

CO3US-PRO 5/04 5.5M

                                                                     MAY 1, 2005


                             COMPASS 2 AND COMPASS 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


General Information                                                                                    2
The Variable Accounts' Investment Objectives, Policies and Restrictions                                3
Management of the Variable Accounts                                                                    5
Annuity Provisions                                                                                    14
Other Contractual Provisions                                                                          15
Administration of the Contracts                                                                       16
Distribution of the Contracts                                                                         17
Disclosure of Portfolio Holdings
Independent Registered Public Accounting Firm and Financial Statements                                18
Appendix A -- The Fixed Account                                                                      A-1
Appendix B -- Examples of Certain Calculations                                                       B-1
Appendix C -- Withdrawals and Withdrawal Charges                                                     C-1
Appendix D -- Transactions in Securities of Regular Broker-Dealers and their Affiliates and
              for Research Services                                                                  D-1
Appendix E -- Investment Techniques, Practices and Risks                                             E-1
Appendix F -- Description of Bond Ratings                                                            F-1
Appendix G -- Proxy Voting Policies and Procedures                                                   G-1
Appendix H -- Recipients of Non-Public Disclosure Regarding Portfolio Holdings on an
              Ongoing Basis                                                                          H-1



     This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account (the "Variable Accounts") which is not necessarily included in the Compass 2 and Compass 3 Prospectuses, each dated May 1, 2005 (the "Prospectuses"). This SAI should be read in conjunction with the Prospectuses, copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.


     The terms used in this SAI have the same meanings as those used in the Prospectuses.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                               GENERAL INFORMATION

THE COMPANY

     Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. It has obtained authorization to do business in forty-nine states, the District of Columbia and Puerto Rico, and it is anticipated that the Company will be authorized to do business in all states except New York. The Company issues life insurance policies and individual and group annuities. The Company has formed a wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, which issues individual fixed and combination fixed/variable annuity contracts and group life and long-term disability insurance in New York and which offers in New York contracts similar to the Contracts offered by this Prospectus. The Company's other active subsidiaries are Sun Capital Advisers, Inc., a registered investment adviser, Clarendon Insurance Agency, Inc., a registered broker-dealer that acts as the general distributor of the Contracts and other annuity and life insurance contracts issued by the Company and its affiliates, Sun Life of Canada (U.S.) Distributors, Inc., a registered broker-dealer and investment adviser, New London Trust, F.S.B., a federally chartered savings bank, Sun Life Financial Services Limited which provides off-shore administrative services to the Company and Sun Life Assurance Company of Canada ("Sun Life (Canada)"), and Sun Life Information Services Ireland Limited, an offshore technology center.

     We are a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a holding company wholly-owned by Sun Life Financial (U.S.) Investments LLC("Newco LLC"), a limited liability company wholly-owned by Sun Life Financial (U.S.) Holdings, Inc., a holding company wholly-owned by Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., which in turn is wholly-owned by Sun Life Assurance Company of Canada ("Sun Life (Canada)"), a life insurance company organized under the laws of Canada. Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila Philippines stock exchanges.

     Effective December 31, 2003, Keyport Life Insurance Company ("Keyport") merged with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving entity. Keyport was an affiliate of Sun Life (U.S.). Keyport was a stock life insurance company organized under the laws of the State of Rhode Island in 1957. Keyport was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.

THE VARIABLE ACCOUNTS

     Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Total Return Variable Account ("TRVA"), Global Governments Variable Account ("GGVA") and Managed Sectors Variable Account ("MSVA") are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

THE FIXED ACCOUNT

     If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Fixed Account" in Appendix A).

                  THE VARIABLE ACCOUNTS' INVESTMENT OBJECTIVES,
                            POLICIES AND RESTRICTIONS

     The investment objective and principal investment policies of each Variable Account are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Variable Account may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without contract holder approval unless indicated otherwise, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX E of this SAI. The following percentage limitations (as a percentage of net assets at the time of purchase) apply to these investment techniques and practices:

                                                                       PERCENTAGE RESTRICTION
INVESTMENT LIMITATION                                                  (BASED ON NET ASSETS)
                                                                       ----------------------
1. MMVA
   Finance Companies, Banks, Bank Holding Companies and
     Utilities Companies:                                           75%
   Bank Obligations Where the Issuing Bank Has Capital, Surplus
     and Undivided Profit Less Than or Equal to $100 million:       10%
   U.S. dollar-denominated securities of foreign issuers:           up to 35%

2. HYVA
   Foreign Securities:                                              25%
   Emerging Market Securities:                                      5%
   Lower Rated Bonds:                                               100%

3. CAVA
   Foreign Securities:                                              25%
   Lower Rated Bonds:                                               5%
   Short Sales                                                      5%

4. TRVA
   Foreign Securities:                                              up to (but not including) 20%
   Lower Rated Bonds:                                               up to (but not including) 20%
   Short Sales                                                      5%

5. GGVA
   Foreign Securities:                                              100%
   Emerging Market Securities:                                      up to (but not including) 20%

6. MSVA
   Foreign Securities:                                              up to 50%
   Lower Rated Bonds:                                               up to (but not including) 10%
   Short Sales                                                      up to 15%

INVESTMENT RESTRICTIONS THAT APPLY TO ALL VARIABLE ACCOUNTS:


     Each Account has adopted the following restrictions which may not be changed without approval of Owners or Payees under the Contracts ("Fundamental Investment Restrictions").


     An Account may not:

          (1) BORROW MONEY: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (2) UNDERWRITE SECURITIES: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

          (3) REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, COMMODITIES: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

          (4) SENIOR SECURITIES: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

          (5) MAKE LOANS: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (6) INDUSTRY CONCENTRATION: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     Each Account has the following additional nonfundamental policy which may be changed without shareholder approval. Each Account will not:

          (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account's Board of Managers (or its delegee), will not be subject to this 15% limitation.

     Except with respect to Fundamental Investment Restriction (1), and each Account's nonfundamental restriction regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of nonfundamental investment policy (1), the Account will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of owners or payees under the Contracts.


[PORTFOLIO TURNOVER

     Due to a change in the portfolio management team for the Managed Sectors Variable Account, the Account's portfolio turnover rate fell from 264% in 2002 to 80% in 2003. The new portfolio management team employs portfolio management strategies that generally entail less portfolio turnover.]

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

BOARDS OF MANAGERS

     Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers have been elected by Owners and other persons entitled to vote (See "Voting Rights" in the Prospectus). Members of the Boards of Managers of all seven Variable Accounts and officers of each of the Variable Accounts are the same. The business address of each Board Member is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116. Their positions with the Accounts, length of time served, dates of birth, and principal occupations and other directorships during the last five years are listed below.


                                                                      PRINCIPAL OCCUPATIONS &              NUMBER OF PORTFOLIOS
                            POSITION(S) HELD    MEMBER/OFFICER     OTHER DIRECTORSHIPS(1) DURING             IN FUND COMPLEX
 NAME, DATE OF BIRTH      WITH VARIABLE ACCOUNT     SINCE+              THE PAST FIVE YEARS                 OVERSEEN BY MEMBER
 -------------------      --------------------- --------------     -----------------------------           --------------------
INTERESTED MEMBERS:

David D. Horn*            Board Member            April 1986    Private investor; Retired; Sun Life                 36
  (born 06/07/41)                                               Assurance Company of Canada,
                                                                Former Senior Vice President and
                                                                General Manager for the United
                                                                States (until 1997)

C. James Prieur*          Board Member             July 1999    Sun Life Assurance Company of                       36
  (born 04/21/51)                                               Canada, President and Chief
                                                                Operating Officer

INDEPENDENT MEMBERS:

J. Kermit Birchfield      Chairman                 May 1997     Consultant; Century Partners, Inc.                  36
  (born 01/08/40)                                               (investments), Managing Director;
                                                                Displaytech, Inc. (manufacturer of
                                                                liquid crystal display technology),
                                                                Director

Robert C. Bishop          Board Member             May 2001     AutoImmune Inc. (pharmaceutical                     36
  (born 01/13/43)                                               product development), Chairman,
                                                                President and Chief Executive
                                                                Officer;
                                                                Caliper Life Sciences Corp.
                                                                (laboratory
                                                                analytical instruments), Director;
                                                                Millipore Corporation (purification/
                                                                filtration products), Director;
                                                                Quintiles Transnational Corp.
                                                                (contract services to the medical
                                                                industry), Director

Frederick H. Dulles       Board Member             May 2001     Ten State Street LLP (law firm), Partner;           36
  (born 03/12/42)                                               McFadden, Pilkington & Ward LLP
                                                                (solicitors and registered foreign
                                                                lawyers), Partner (until June 2003);
                                                                Jackson & Nash, LLP (law firm),
                                                                Of Counsel (January 2000
                                                                to November 2000)

Derwyn F. Phillips        Board Member            April 1986    Retired                                             36
  (born 08/31/30)

                                                                      PRINCIPAL OCCUPATIONS &              NUMBER OF PORTFOLIOS
                            POSITION(S) HELD    MEMBER/OFFICER     OTHER DIRECTORSHIPS(1) DURING             IN FUND COMPLEX
 NAME, DATE OF BIRTH      WITH VARIABLE ACCOUNT     SINCE+              THE PAST FIVE YEARS                 OVERSEEN BY MEMBER
 -------------------      --------------------- --------------     -----------------------------           --------------------
Ronald G. Steinhart       Board Member             May 2001     Private investor; Bank One, Texas                   36
  (born 06/15/40)                                               N.A., Vice Chairman and Director
                                                                (January 2000 to January 2001); Bank
                                                                One Corporation, Officer (until
                                                                January 2000); Carreker Corporation
                                                                (consultant and technology provider to
                                                                financial institutions), Director;
                                                                Prentiss Properties Trust (real estate
                                                                investment trust), Director; United
                                                                Auto Group, Inc. (automotive
                                                                retailer), Director

Haviland Wright           Board Member             May 2001     Hawaii Small Business Development                   36
  (born 07/21/48)                                               Center, Kaua'i Center, Center
                                                                Director (since March 2002);
                                                                Displaytech, Inc. (manufacturer of
                                                                liquid crystal display technology),
                                                                Chairman and Chief Executive Officer
                                                                (until March 2002)

MEMBERS EMERITUS:

Garth Marston             Member Emeritus                       Retired
  (born 04/28/26)

Samuel Adams              Member Emeritus                       Retired
  (born 10/19/25)

OFFICERS:

Robert J. Manning**       President              February 2004  Massachusetts Financial Services
  (born 10/20/63)                                               Company, Chief Executive Officer,
                                                                President, Chief Investment Officer
                                                                and Director

James R. Bordewick, Jr.** Assistant Secretary    February 1997  Massachusetts Financial Services
  (born 03/06/59)         and Assistant Clerk                   Company, Senior Vice President and
                                                                Associate General Counsel

Jeffrey N. Carp**         Secretary and Clerk   September 2004  Massachusetts Financial Services
  (born 12/1/56)                                                Company, Executive Vice President,
                                                                General Counsel and Secretary (since
                                                                April 2004); Hale and Dorr LLP (law
                                                                firm) (prior to April 2004)

Stephanie A. DeSisto**    Assistant Treasurer      May 2003     Massachusetts Financial Services
  (born 10/01/53)                                               Company, Vice President (since
                                                                April 2003); Brown Brothers
                                                                Harriman & Co., Senior Vice President
                                                                (November 2002 to April 2003); ING
                                                                Groep N.V./Aeltus Investment
                                                                Management, Senior Vice President
                                                                (prior to November 2002)

James F. DesMarais**      Assistant Secretary   September 2004  Massachusetts Financial Services
  (born 03/09/61)         and Assistant Clerk                   Company, Assistant General Counsel

                                                                      PRINCIPAL OCCUPATIONS &              NUMBER OF PORTFOLIOS
                            POSITION(S) HELD    MEMBER/OFFICER     OTHER DIRECTORSHIPS(1) DURING             IN FUND COMPLEX
 NAME, DATE OF BIRTH      WITH VARIABLE ACCOUNT     SINCE+              THE PAST FIVE YEARS                 OVERSEEN BY MEMBER
 -------------------      --------------------- --------------     -----------------------------           --------------------
Richard M. Hisey**        Treasurer               August 2002   Massachusetts Financial Services
  (born 08/29/58)                                               Company, Senior Vice President
                                                                (since July 2002); The Bank of New
                                                                York, Senior Vice President
                                                                (September 2000 to July 2002);
                                                                Lexington Global Asset Managers,
                                                                Inc., Executive Vice President and
                                                                Chief Financial Officer (prior to
                                                                September 2000); Lexington Funds,
                                                                Treasurer (prior to September 2000)

Brian T. Hourihan**       Assistant Secretary   September 2004  Massachusetts Financial Services
  (born 11/11/64)         and Assistant Clerk                   Company, Vice President, Senior
                                                                Counsel and Assistant Secretary
                                                                (since June 2004); Affiliated
                                                                Managers Group, Inc., Chief Legal
                                                                Officer/Centralized Compliance
                                                                Program (January to April 2004);
                                                                Fidelity Research & Management
                                                                Company, Assistant General Counsel
                                                                (prior to January 2004)

Ellen Moynihan**          Assistant Treasurer      May 2001     Massachusetts Financial Services
  (born 11/13/57)                                               Company, Vice President

Frank L. Tarantino**      Independent Chief     September 2004  Tarantino LLC (provider of compliance
  (born 03/07/44)         Compliance Officer                    services), Principal (since June
                                                                2004); CRA Business Strategies Group
                                                                (consulting services), Executive Vice
                                                                President (April 2003 to June 2004);
                                                                David L. Babson & Co. (investment
                                                                adviser), Managing Director, Chief
                                                                Administrative Officer and Director
                                                                (February 1997 to March 2003)

James O. Yost**           Assistant Treasurer      May 2001     Massachusetts Financial Services
  (born 06/12/60)                                               Company, Senior Vice President


----------
+ Date first appointed to serve as Board Member/Officer of an MFS/Sun Life Product. Each Board Member has served continuously since appointment.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the variable account. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

     The Compass Variable Accounts do not hold annual meetings for the purpose of electing Board Members, and Board Members are not elected for fixed terms. This means that each Board Member will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

     All of the Members of the Boards of Managers of the Compass Variable Accounts are also Trustees of the MFS Sun Life Series Trust. The executive officers of the Compass Variable Accounts hold similar positions for the MFS Sun Life Series Trust and other funds in the MFS fund complex. Each Board Member serves as a Trustee or Manager of 36 Accounts/Series.

     No Board Member or officer had an ownership interest in the Variable Accounts or any other fund supervised by the Board Members as of the date of this SAI.

     All Members of the Boards of Managers and officers of the Variable Accounts who are associated with Sun Life (Canada) and its subsidiaries will continue in their present positions with these companies. The Variable Accounts pay no remuneration to Members of the Boards of Managers who also serve as officers of Sun Life (Canada) or its affiliates. The Members who are not officers of Sun Life Assurance Company of Canada, received the following fees from each Variable Account, depending on attendance at meetings.

                            MEMBER COMPENSATION TABLE


                                                                 MEMBER FEES(1)
                                               --------------------------------------------------
                                                  CAPITAL      GLOBAL     GOVERNMENT     HIGH
                                               APPRECIATION  GOVERNMENTS  SECURITIES     YIELD
                                                 VARIABLE     VARIABLE     VARIABLE    VARIABLE
                    MEMBER                        ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT
---------------------------------------------  ------------  -----------  ----------   ----------
              INTERESTED MEMBERS
David D. Horn                                   $    4,120   $      116   $    1,558   $    1,335
C. James Prieur                                          0            0            0            0

              INDEPENDENT MEMBERS
J. Kermit Birchfield                                 5,983          141        2,266        1,938
Robert C. Bishop                                     4,789          117        1,818        1,553
Frederick H. Dulles                                  4,694          122        1,774        1,521
Derwyn F. Phillips                                   4,503          121        1,710        1,460
Ronald G. Steinhart                                  4,508          129        1,704        1,461
Haviland Wright                                      4,761          120        1,807        1,543

                MEMBER EMERITUS
Garth Marston                                          575           32          216          186
Samuel Adams                                         1,750          116          668          570

                                                                  MEMBER FEES(1)
                                                --------------------------------------------------------
                                                  MANAGED       MONEY        TOTAL      TOTAL MEMBER
                                                  SECTORS      MARKET       RETURN      FEES FROM THE
                                                 VARIABLE     VARIABLE     VARIABLE   VARIABLE ACCOUNTS
                    MEMBER                        ACCOUNT      ACCOUNT      ACCOUNT  AND FUND COMPLEX(2)
---------------------------------------------   ----------   ----------   ---------- -------------------
              INTERESTED MEMBERS
David D. Horn                                   $      892   $      504   $    2,722    $      143,701
C. James Prieur                                          0            0            0                 0

              INDEPENDENT MEMBERS
J. Kermit Birchfield                                 1,295          732        3,955           208,728
Robert C. Bishop                                     1,037          589        3,169           167,185
Frederick H. Dulles                                  1,016           73        3,101           163,718
Derwyn F. Phillips                                     975          554        2,979           157,202
Ronald G. Steinhart                                    976          551        2,978           157,218
Haviland Wright                                      1,031          585        3,150           166,185

                MEMBER EMERITUS
Garth Marston                                          125           69          379            20,032
Samuel Adams                                           378          219        1,159            61,201


----------

(1)  For the year ended December 31, 2004.
(2) Information provided for calendar year 2004. All Members receiving compensation from the Accounts served as Members or Trustees of 36 funds and registered accounts within the MFS fund complex, having aggregate net assets at December 31, 2004 of $10.9 billion.

COMMITTEES


     The Board has established the following committees:


                              NUMBER OF
                           MEETINGS IN LAST
NAME OF COMMITTEE            FISCAL YEAR                          FUNCTIONS                                    MEMBERS
--------------------------------------------------------------------------------------------------------------------------------
AUDIT                             4             Provides oversight with respect to the accounting and     Birchfield*, Bishop*,
COMMITTEE                                       auditing procedures of the Variable Accounts and,         Steinhart* and Wright*
                                                among other things, selection of the independent
                                                accountants for the Variable Accounts and considers
                                                the scope of the audit and the effect on the
                                                independence of those accountants of any non-audit
                                                services such accountants provide to the Variable
                                                Accounts and any audit or non-audit services such
                                                accountants provide to other MFS Funds, MFS and/or
                                                certain affiliates; pre-approves audit and
                                                permissible non-audit services of independent
                                                accountants.

COMPLIANCE AND                    2             Responsible for oversight of the development and          Birchfield*, Dulles*
GOVERNANCE                                      implementation of the Funds' compliance policies,         and Phillips*
COMMITTEE                                       procedures and practices under the 1940 Act and other
                                                applicable laws as well as oversight of compliance
                                                policies of the Funds' investment Adviser and certain
                                                other service providers as they relate to Fund
                                                activities. The Funds' Independent Chief Compliance
                                                Officer reports directly to the Committee and assists
                                                the Committee in carrying out its responsibilities.
                                                The Committee also recommends qualified candidates to
                                                the Board in the event that a position is vacated or
                                                created. Reviews and articulates the governance
                                                structure of the Board of Members. Administers and
                                                approves all elements of compensation for the Members
                                                who are not "interested persons" of the Variable
                                                Accounts as defined in the 1940 Act or affiliated
                                                with the Variable Accounts' investment adviser. The
                                                Committee advises and makes recommendations to the
                                                Board on matters concerning directorship practices
                                                and recommendations concerning the functions and
                                                duties of the committees of the Board. The Committee
                                                would consider recommendations by shareholders if a
                                                vacancy were to exist. Shareholders wishing to
                                                recommend Member candidates for consideration by the
                                                Governance Committee may do so by writing the
                                                Variable Accounts' Secretary. Such suggestions must
                                                be accompanied by complete biographical and
                                                occupational data on the prospective nominee, along
                                                with a written consent of the prospective nominee for
                                                consideration of his or her name by the Committee.

CONTRACT                          3             Requests, reviews and considers the information           Birchfield*, Bishop*,
REVIEW                                          deemed reasonably necessary to evaluate the terms         Dulles*, Phillips*,
COMMITTEE                                       of the investment advisory, administrative services       Steinhart* and
                                                and principal underwriting agreements and the Plan        Wright*
                                                of Distribution under rule 12b-1 or any other
                                                agreement between a Variable Account and its adviser
                                                and its affiliates that the Variable Account proposes
                                                to renew or continue, and to make its recommendations
                                                to the full Board of Members on these matters.

OPERATIONS                        3             Reviews MFS' process and procedures, internal             Birchfield*, Bishop*,
COMMITTEE                                       controls and compliance monitoring relating to            Dulles*, Horn,
                                                portfolio trading, best execution and brokerage costs     Phillips*, Prieur,
                                                and trade allocations. Reviews procedures for the         Steinhart* and Wright
                                                valuation of securities and periodically reviews
                                                information from MFS regarding fair value and
                                                liquidity determinations made pursuant to the
                                                board-approved procedures, and makes related
                                                recommendations to the full Board and, if requested
                                                by MFS, assists MFS's internal valuation committee
                                                and/or the full Board in resolving particular
                                                valuation matters. Review on an ongoing basis the
                                                Variable Accounts' proxy voting policies and
                                                procedures and recommends the establishment and
                                                periodic modification of such policies and procedures
                                                to the full Board.



*    Non-Interested or Independent Members.

     Each Variable Account and its Adviser and Distributor have adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. The code can be reviewed and copied at the:

                         Public Reference Room
                         Securities and Exchange Commission
                         Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code is available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS" or the "Adviser") is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS/Sun Life Series Trust and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.

     MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.


MFS votes proxies on behalf of the Accounts pursuant to the proxy voting policies described in Appendix G to this SAI. Information regarding how each Variable Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting www.mfs.com and clicking on Proxy Voting or by visiting the SEC's Web site at http://www.sec.gov.


(1) INVESTMENT MANAGEMENT AGREEMENTS

     MFS manages each Variable Account pursuant to an Investment Management Agreement ("Agreement"). Each Agreement provides that MFS shall act as the Variable Account's investment adviser and manage its investments.

     In connection with their deliberations with regard to approval of each Variable Account's current investment advisory agreement with MFS, the Board Members, including the non-interested Board Members, considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the contract owners of the Variable Account. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

     NATURE, QUALITY AND EXTENT OF SERVICES. The Board Members considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Board Members also considered the nature and extent of certain other services MFS performs on the Variable Account's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

     INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA. The Board Members reviewed the Variable Account's investment performance as well as the performance of a peer group of Variable Accounts.

     EXPENSES. The Board Members considered the Variable Account's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of Variable Accounts. The Board Members considered that the Variable Account's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally, the Board Members considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Board Members.

     ECONOMIES OF SCALE. The Board Members considered whether there have been economies of scale with respect to the management of the Variable Account and whether the Variable Account has appropriately benefited from any economies of scale, pursuant to the advisory fee breakpoints described above.

     PROFITABILITY. The Board Members considered the level of MFS' profits with respect to the management of the Variable Account, including a review of MFS' methodology in allocating its costs to the management of the Variable Account. The Board Members considered the profits realized by MFS in connection with the operation of the Variable Account and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Variable Account.

     PERSONNEL AND INDUSTRY CONDITIONS. The Board Members considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Variable Account. The Board Members also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

     OTHER BENEFITS. Taking into account the risks assumed by MFS, the Board Members considered the character and amount of possible other benefits received by MFS from serving as adviser of the Variable Account and from providing certain administrative services to the Variable Account, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Variable Account. The Board Members also considered benefits to MFS from the use of the Variable Account's portfolio brokerage commissions to pay for research and other similar services.

     The non-interested Board Members were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Board Members determined that the investment advisory agreement was reasonable, fair and in the best interest of the Variable Account and its contract holders. The Board Members also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


     MFS is paid an investment management fee for each Variable Account as follows:



                                    INVESTMENT MANAGEMENT FEE AS A
  VARIABLE ACCOUNT              % OF AVERAGE DAILY NET ASSETS ("ADNA")
---------------------    ----------------------------------------------------------
GSVA                     0.55% of first $300 million in ADNA and 0.495% of ADNA
                         in excess of $300 million

MMVA 0.50% of first $500 million in ADNA and 0.45% of ADNA in excess of $500 million

CAVA
GGVA                     0.75% of first $300 million in ADNA and 0.675% of ADNA in
HYVA                     excess of $300 million
MSVA
TRVA


     Each Variable Account pays its respective fees and expenses of the Board of Managers, independent certified public accountants, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees.

MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. No reimbursements were made in 2002, 2003 or 2004. The investment management fees paid by the Variable Accounts during 2002, 2003 and 2004 respectively, were as follows:



                             MANAGEMENT              MANAGEMENT           MANAGEMENT
                           FEES PAID FOR           FEES PAID FOR         FEES PAID FOR
                            FISCAL YEAR              FISCAL YEAR          FISCAL YEAR
    VARIABLE ACCOUNT        ENDED 2002     % ADNA    ENDED 2003   % ADNA  ENDED 2004     % ADNA
------------------------   -------------   ------  -------------  ------ -------------   ------
CAVA                        $  2,582,434    0.73%  $  2,133,320    0.73%  $  2,252,397    0.75%
GGVA                              79,081    0.75         91,770    0.70         91,450    0.75
GSVA                             721,752    0.55        689,486    0.55        604,025    0.55
HYVA                             638,082    0.75        686,123    0.75        593,823    0.75
MMVA                             345,632    0.50        249,176    0.50        257,176    0.50
MSVA                             559,909    0.74        465,078    0.74        479,250    0.75
TRVA                           1,618,417    0.75      1,502,286    0.76      1,514,849    0.75


(2) ADMINISTRATOR


     The Company provides certain financial, legal, shareholder communications, compliance, and other administrative services to each Variable Account. Under a Master Administrative Services Agreement between the Variable Accounts and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Managers of the Variable Accounts. Each Variable Account is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Variable Account paid MFS an administrative fee up to the following annual percentage rates of the Variable Accounts average daily net assets:



          First $2 billion                                 0.0175%
          Next $2.5 billion                                0.0130%
          Next $2.5 billion                                0.0005%
          In excess of $7 billion                          0.0000%



     Effective April 1, 2004, each Variable Account pays MFS an administrative fee up to the following annual percentage rates of the Variable Accounts' average daily net assets:



          First $2 billion                                 0.01120%
          Next $2.5 billion                                0.00832%
          Next $2.5 billion                                0.00032%
          In excess of $7 billion                           0.0000%



     For the years ended December 31, 2002, 2003 and 2004 MFS received fees under this Agreement as follows:



                                          2002           2003           2004
                                          ----           ----           ----
CAVA                                  $     38,015   $     26,448   $     27,905
GGVA                                           920          1,173          1,194
GSVA                                        12,282         12,686         10,203
HYVA                                         8,241          8,941          7,542
MMVA                                         6,748          4,993          4,508
MSVA                                         8,045          5,798          5,968
TRVA                                        21,598         19,424         18,507


(3) PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Variable Account are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

     In connection with the selection of broker dealers and the placing of Variable Account portfolio transactions, the Adviser seeks to achieve for the Variable Account the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.


     In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.


     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Variable Account to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Variable Account in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Variable Account and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

     Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Variable Account and the Adviser's other clients in part for providing such brokerage and research services.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     Broker-dealers may be willing to furnish statistical, research and other factual information or service ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Variable Account and the Adviser's other clients.

     The advisory fee paid by the Variable Account to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Variable Account's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Variable Account might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Variable Account and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

     In effecting portfolio transactions on behalf of the Variable Account and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


     Certain Variable Accounts have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Variable Accounts receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against expenses of the Variable Accounts. In addition, the Variable Accounts have an expense offset arrangement that reduces the Variable Accounts' custodian fees based upon the amount of cash maintained by the Variable Accounts with their custodian and dividend disbursing agent, State Street Bank and Trust Company.


     In certain instances there may be securities which are suitable for the Variable Account's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Variable Account and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Variable Account is concerned. In other cases, however, the Variable Account believes that its ability to participate in volume transactions will produce better executions for the Variable Account.

     In addition to using broker-dealers to execute portfolio securities transactions for the Variable Accounts, MFS and/or Clarendon Insurance Agency, Inc., the distributor of the Contracts and a wholly-owned subsidiary of the Company, may enter into other types of business transactions with broker-dealers relating to the distribution of the Contracts.


     Brokerage commissions paid by certain Variable Accounts during 2002, 2003 and 2004 were as follows:



                                              BROKERAGE COMMISSIONS PAID
                                      ------------------------------------------
    VARIABLE ACCOUNT                      2002           2003           2004
------------------------              ------------   ------------   ------------
CAVA                                  $    920,126   $    919,618   $    542,488
MSVA                                       563,413        144,492        145,869
TRVA                                       292,869        213,688        281,881
HYVA                                             0              0          6,342



     No commissions were paid by MMVA, GSVA or GGVA in 2002, 2003 and 2004 and by HYVA in 2002 and 2003.


     See Appendix D for transactions in securities of regular broker-dealers and affiliates of regular broker-dealers for the Accounts, and transactions for research services.

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

     On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

     The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

     For a description of fixed annuity payments see Appendix B.

     For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

     The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is
0.99989255 for a one day Valuation Period.

     For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                          OTHER CONTRACTUAL PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

     The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

     Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

     Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

CUSTODIAN


     State Street Bank and Trust Company and JPMorgan Chase Bank (each a "Custodian") are the Custodians of the assets of the Variable Accounts.


     The Custodian's responsibilities include safekeeping and controlling the Variable Accounts' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Variable Accounts' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Variable Accounts' foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating Accumulation Unit and Annuity Unit values. The Custodian does not determine the investment policies of the Variable Accounts or decide which securities the Variable Accounts will buy or sell. The Variable Accounts may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve--Treasury Department Book Entry System or the Depository Trust Company.


CODES OF ETHICS

The Variable Accounts, their Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Variable Accounts. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


                         ADMINISTRATION OF THE CONTRACTS

     The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Variable Accounts. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

                          DISTRIBUTION OF THE CONTRACTS

     We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

     The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% for Compass 2 and 5.00% for Compass 3 of Purchase Payments, and 0.20% annually of the Contract's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

     The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

     In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommnended list, access to the Selling Broker-dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments of reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

     These payments provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company's promotional efforts.


     You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract. During 2002, 2003 and 2004, the following approximate amounts were paid by the Company to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable
Accounts:



                                           2004          2002           2003
                                           ----          ----           ----
Compass 2                               [$  91,432   $  65,043.92   $  54,515.76
Compass 3                                  272,391]    249,646.24     252,948.45

VIII DISCLOSURE OF PORTFOLIO HOLDINGS

     The Accounts established a policy governing the disclosure of an Account's portfolio holdings which is designed to protect the confidentiality of the Account's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Accounts' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

     Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Accounts exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Accounts' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Accounts, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as certain Accounts.

     Neither MFS nor the Accounts will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of an Account's portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, an Account may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Account's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the data of the information and the data of its disclosure.

     An Account's portfolio holdings are considered to be publicly disclosed:
     (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Account makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Account may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and /or agree not to trade directly or indirectly based on the information, and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

     In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Accounts on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Accounts' Independent Chief Compliance Officer and the Board of Trustees of the Account. MFS also reports to the Board of Trustees of the Series regarding the disclosure of information regarding the Accounts that is not publicly available.

     Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:


     - Employees of MFS or MFD (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Accounts. Full portfolio holdings are disclosed to a Series' custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to an Account's pricing service vendors and broker-dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Series operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting an Account in the voting of proxies or in connection with litigation relating to an Account's portfolio holdings. In connection with managing the Accounts, MFS may use analytical systems provided by third parties who may have access to Account portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Account shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

     In addition, subject to such disclosure not being impermissible under applicable law or regulation, Account Representatives may disclose Account portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Account Representatives may provide oral or written information ("portfolio commentary") about an Account including, but not limited to, how the Account's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Account performance. Account Representatives may also express their views; orally or in writing on one or more of an Account's portfolio holdings or may state that an Account has recently purchased or sold one or more holdings.

     - Account Representatives may also provide oral or written information ("statistical information") about various financial characteristics of an Account or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

     The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Account, persons considering investing in the Accounts or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Account Representatives may disclose non-public Account portfolio holdings to the recipients identified on Appendix H to this SAI, or permit the recipients identified on Appendix H to this SAI to have access to non-public Account portfolio holdings, on an on-going basis.

     This list of recipients on Appendix H is current as of December 28, 2004, and any additions, modifications or deletions to this list that have occurred since December 28, 2004 are not reflected. The portfolio holdings of the Accounts which are provided to these recipients, or to which these recipients have access, may be the Account's current portfolio holdings. As a condition to receiving or being provided access to non-public Account portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

     [Auditor], 200 Berkeley Street, Boston, Massachusetts 02116, are the Variable Accounts' independent registered public accounting firm providing auditing and other professional services.


     The financial statements of the Company are included in this SAI.


     The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts' Annual Report to contract owners for the year ended December 31, 2004. These financial statements of the Variable Accounts have been audited by [Auditor], independent registered public accounting firm, as stated in their report. The financial statements are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


     The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see "Contract Charges" in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                    ------------------------------------------
                                                                                       2002           2001
                                                                        2003         RESTATED       RESTATED
                                                                    ------------   ------------   ------------
                                                                                  (IN THOUSANDS)
Revenues
  Premiums and annuity considerations                               $     60,518   $     43,574   $     41,009
  Net investment income                                                1,208,750      1,185,210        555,054
  Net derivative loss                                                   (203,200)      (159,285)       (10,056)
  Net realized investment gains (losses)                                 134,085        (38,966)        14,630
  Fee and other income                                                   319,596        390,691        295,064
                                                                    ------------   ------------   ------------
Total revenues                                                         1,519,749      1,421,224        895,701
                                                                    ------------   ------------   ------------
Benefits and expenses
  Interest credited                                                      783,999        704,690        276,295
  Interest expense                                                       120,905        106,043         94,422
  Policyowner benefits                                                   201,248        221,162        134,900
  Other operating expenses                                               184,472        237,797        162,556
  Amortization of deferred acquisition costs and
    value of business acquired                                            98,398        251,513        139,034
                                                                    ------------   ------------   ------------
Total benefits and expenses                                            1,389,022      1,521,205        807,207
                                                                    ------------   ------------   ------------
Income (loss) before income tax expense (benefit)
  and cumulative effect of change in accounting principles               130,727        (99,981)        88,494
                                                                    ------------   ------------   ------------
Income tax expense (benefit):
  Federal                                                                 27,366        (59,449)        20,713
  State                                                                      823          1,265         (1,313)
                                                                    ------------   ------------   ------------
  Income tax expense (benefit)                                            28,189        (58,184)        19,400
                                                                    ------------   ------------   ------------
Net income (loss) before cumulative
  effect of change in accounting principles                              102,538        (41,797)        69,094
Cumulative effect of change in accounting principles, net of tax benefit (expense) of $4,064 and $(2,799) in 2003 and
  2001, respectively                                                      (7,547)            --          5,198
                                                                    ------------   ------------   ------------
Net income (loss)                                                   $     94,991   $    (41,797)  $     74,292
                                                                    ============   ============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

                                                                                               DECEMBER 31,
                                                                                   ---------------------------------
                                                                                                          2002
                                                                                         2003           RESTATED
                                                                                   ---------------   ---------------
                                                                                         (IN THOUSANDS EXCEPT
                                                                                              SHARE DATA)
ASSETS
Investments
  Available-for-sale fixed maturities at fair value (amortized cost
    of $16,338,241 and $15,954,813 in 2003 and 2002, respectively)                 $    16,858,414   $    16,423,020
  Trading fixed maturities at fair value (amortized cost of $1,434,654 and
    $1,354,969 in 2003 and 2002, respectively)                                           1,527,619         1,404,825
  Subordinated note from affiliate held-to-maturity (fair value of $699,069
    and $616,520 in 2003 and 2002, respectively)                                           600,000           600,000
  Short-term investments                                                                    24,662           178,017
  Mortgage loans                                                                           972,102           948,529
  Derivative instruments--receivable                                                       400,037           408,832
  Limited partnerships                                                                     330,562           481,557
  Equity securities                                                                          1,452             1,127
  Real estate                                                                               84,421            79,783
  Policy loans                                                                             692,887           682,029
  Other invested assets                                                                     46,996            40,026
  Cash and cash equivalents                                                                513,454           725,550
                                                                                   ---------------   ---------------
Total investments                                                                       22,052,606        21,973,295
Accrued investment income                                                                  285,224           256,569
Deferred policy acquisition costs                                                          889,601           795,648
Value of business acquired                                                                  22,391            57,692
Goodwill                                                                                   705,202           705,202
Deferred federal income taxes                                                                   --            20,507
Receivable for investments sold                                                             37,049           110,621
Reinsurance receivable from affiliate                                                    1,741,962                --
Other assets                                                                               371,474           208,329
Separate account assets                                                                 17,521,009        15,718,113
                                                                                   ---------------   ---------------
Total assets                                                                       $    43,626,518   $    39,845,976
                                                                                   ===============   ===============
LIABILITIES
Contractholder deposit funds and other policy liabilities                          $    18,317,422   $    17,952,084
Future contract and policy benefits                                                        716,819           717,673
Payable for investments purchased                                                          261,673           365,446
Accrued expenses and taxes                                                                  73,111           117,519
Deferred federal income taxes                                                               18,897                --
Long-term debt                                                                              40,500                --
Long-term debt payable to affiliates                                                     1,025,000         1,025,000
Partnership capital securities                                                             607,826           607,826
Reinsurance payable to affiliate                                                         1,741,962                --
Derivative instruments--payable                                                            248,272           399,906
Other liabilities                                                                          196,401           163,973
Separate account liabilities                                                            17,509,294        15,700,969
                                                                                   ---------------   ---------------
Total liabilities                                                                       40,757,177        37,050,396
                                                                                   ---------------   ---------------
Commitments and contingencies--Note 18
STOCKHOLDER'S EQUITY
Common stock, $1,000 par value--10,000 shares authorized;
  6,437 shares issued and outstanding in 2003 and 2002                             $         6,437   $         6,437
Additional paid-in capital                                                               2,071,888         2,071,888
Accumulated other comprehensive income                                                     227,681           248,911
Retained earnings                                                                          563,335           468,344
                                                                                   ---------------   ---------------
Total stockholder's equity                                                               2,869,341         2,795,580
                                                                                   ---------------   ---------------
Total liabilities and stockholder's equity                                         $    43,626,518   $    39,845,976
                                                                                   ===============   ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (A Wholly-Owned
Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                   ---------------------------------------
                                                                                    2002          2001
                                                                      2003        RESTATED      RESTATED
                                                                   -----------   -----------   -----------
                                                                               (IN THOUSANDS)
Net income (loss)                                                  $    94,991   $   (41,797)  $    74,292
                                                                   -----------   -----------   -----------
Other comprehensive income
  Net change in unrealized holding gains (losses) on
    available-for-sale securities, net of tax and
      policyholder amounts                                             158,442       208,297   $   (24,383)
  Reclassification adjustments of realized investment (gains)
    losses into net income (loss)                                     (179,672)       34,767        (8,319)
                                                                   -----------   -----------   -----------
  Other comprehensive (loss) income                                    (21,230)      243,064       (32,702)
                                                                   -----------   -----------   -----------
Comprehensive income                                               $    73,761   $   201,267   $    41,590
                                                                   ===========   ===========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                               -----------------------------------------------------------------
                                                                          ACCUMULATED
                                                             ADDITIONAL      OTHER                     TOTAL
                                                               PAID-IN   COMPREHENSIVE  RETAINED   STOCKHOLDER'S
                                               COMMON STOCK    CAPITAL      INCOME      EARNINGS      EQUITY
                                               ------------  ----------- ------------- ----------  -------------
                                                                     (IN THOUSANDS)
Balance at December 31, 2000                    $    6,437   $   265,411  $    38,549  $  450,849   $   761,246
  Acquisition of Keyport Life (note 2)                         1,706,477                              1,706,477
  Net income--Restated                                                                     74,292        74,292
  Dividends declared--Restated                                                            (15,000)      (15,000)
  Other comprehensive loss--Restated                                          (32,702)                  (32,702)
                                                ----------   -----------  -----------  ----------   -----------
Balance at December 31, 2001--Restated               6,437     1,971,888        5,847     510,141     2,494,313
  Net loss--Restated                                                                      (41,797)      (41,797)
  Additional paid-in-capital--Restated                           100,000                                100,000
  Other comprehensive income--Restated                                        243,064                   243,064
                                                ----------   -----------  -----------  ----------   -----------
Balance at December 31, 2002--Restated               6,437     2,071,888      248,911     468,344     2,795,580
  Net income                                                                               94,991        94,991
  Other comprehensive loss                                                    (21,230)                  (21,230)
                                                ----------   -----------  -----------  ----------   -----------
Balance at December 31, 2003                    $    6,437   $ 2,071,888  $   227,681  $  563,335   $ 2,869,341
                                                ==========   ===========  ===========  ==========   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                                            2002              2001
                                                                          2003            RESTATED          RESTATED
                                                                     ---------------   ---------------   ---------------
                                                                                        (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss) from operations                                  $        94,991   $       (41,797)  $        74,292
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
      Amortization (accretion) of discount and premiums                      112,761            58,246            (7,185)
      Amortization of DAC and VOBA                                            98,398           251,513           139,034
      Depreciation and amortization                                            1,730             1,876             1,602
      Non cash derivative activity                                           144,091           231,131           (36,010)
      Net realized (gains) losses on investments                            (134,085)           38,966           (14,630)
      Net unrealized gains on trading investments                            (63,573)         (111,740)         (112,802)
      Net change in unrealized and undistributed losses
      in private equity limited partnerships                                  15,789            17,186             5,413
      Interest credited to contractholder deposits                           781,834           701,505           283,231
      Deferred federal income taxes (benefits)                                43,029           (44,316)          104,324
      Cumulative effect of change in accounting principles,
        net of tax                                                             7,547                --            (5,198)
Changes in assets and liabilities:
  Deferred acquisition costs                                                (263,762)         (288,463)         (155,263)
  Accrued investment income                                                  (28,655)           (5,038)            1,481
  Other assets                                                               (11,709)          (59,560)          (46,425)
  Future contract and policy benefits                                           (854)           25,584           (23,255)
  Other, net                                                                 138,765            28,055            75,227
Net purchases of trading fixed maturities                                    (60,321)         (369,794)         (372,352)
                                                                     ---------------   ---------------   ---------------
Net cash provided by (used in) operating activities                          875,976           433,354           (88,516)
                                                                     ---------------   ---------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales, maturities and repayments of:
    Available-for-sale fixed maturities                                   13,004,400        11,137,476         2,905,931
    Net cash from sale of subsidiary                                           1,500             3,331                --
    Other invested assets                                                    127,944           152,512             3,131
    Mortgage loans                                                           339,735           234,191           112,767
    Real estate                                                               14,275             6,036            10,009
  Purchases of:
    Available-for-sale fixed maturities                                  (13,414,490)      (12,867,827)       (2,322,734)
    Subsidiaries                                                                  --                --            (4,965)
    Other invested assets                                                     (4,926)         (233,255)          (29,776)
    Mortgage loans                                                          (338,627)         (249,867)         (184,787)
    Real estate                                                              (16,153)           (3,634)          (16,284)
  Changes in other investing activities, net                                   5,100            (8,109)            1,285
  Net change in policy loans                                                 (10,858)           (3,406)           (3,894)
  Net change in short-term investments                                       153,355           (81,713)            8,782
                                                                     ---------------   ---------------   ---------------
Net cash (used in) provided by investing activities                  $      (138,745)  $    (1,914,265)  $       479,465
                                                                     ---------------   ---------------   ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                                            2002              2001
                                                                          2003            RESTATED          RESTATED
                                                                     ---------------   ---------------   ---------------
                                                                                        (IN THOUSANDS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits to contractholder deposit funds                           $     2,461,677   $     3,627,924   $     2,010,861
  Withdrawals from contractholder deposit funds                           (3,411,004)       (3,116,836)       (2,366,475)
  Issuance of long-term debt                                                      --           460,000                --
  Net change in securities lending                                                --        (1,152,861)           30,900
  Dividends paid to stockholder                                                   --                --           (15,000)
  Additional capital contributed                                                  --           100,000                --
                                                                     ---------------   ---------------   ---------------
Net cash used in financing activities                                       (949,327)          (81,773)         (339,714)
                                                                     ---------------   ---------------   ---------------
Net change in cash and cash equivalents                                     (212,096)       (1,562,684)           51,235
  Cash and cash equivalents, beginning of year                               725,550         2,288,234           390,056
  Cash acquired from acquisition through merger of
    Keyport Life Insurance Company                                                --                --         1,846,943
                                                                     ---------------   ---------------   ---------------
  Cash and cash equivalents, end of year                             $       513,454   $       725,550   $     2,288,234
                                                                     ===============   ===============   ===============
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                      $       118,302   $       107,358   $        94,422

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (IN THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) ("SLUS") was incorporated in 1970 as a life insurance company domiciled in the State of Delaware. On April 3, 2003, SLUS and its affiliate Keyport Life Insurance Company ("Keyport"), filed a Form D (Prior notice of Transaction) with the Division of Insurance Department of Business Regulation of the State of Rhode Island and filed similar documents with the Delaware Department of Insurance. Both filings sought regulatory approval for the merger of Keyport with and into SLUS. On December 31, 2003 at 5:00 p.m., SLUS and Keyport completed the merger. Pursuant to the Merger Agreement, Keyport merged with and into SLUS with SLUS as the surviving company ("the Company"). The Company is licensed and authorized to write all business that was previously written by Keyport and SLUS. The merger has no effect on the existing rights and benefits of policyholders or contractholders from either company. Both Keyport and SLUS were direct wholly-owned subsidiaries of Sun Life of Canada (U.S.) Holdings, Inc. ("SLC U.S. Holdings"), and indirect wholly-owned subsidiaries of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003:

                                                       KEYPORT         SLUS        SURVIVING ENTITY
                                                    -------------  -------------   ----------------
Total revenues                                      $     893,846  $     625,903   $      1,519,749
Total expenditures                                        764,596        624,426          1,389,022
                                                    -------------  -------------   ----------------
Pretax income                                             129,250          1,477            130,727
Net income                                          $      76,452  $      18,539   $         94,991
                                                    -------------  -------------   ----------------
Total Assets                                        $  21,084,746  $  22,541,772   $     43,626,518
                                                    =============  =============   ================

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the companies came under common control.

The impact of the merger with Keyport (decreased) increased net income by $(22.6) million and $87.7 million for the years ended December 31, 2002 and 2001, respectively.

As of December 31, 2003, the Company was licensed in 49 states and certain other territories. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability and stop loss insurance, and other asset management services.

The Company is a wholly-owned subsidiary of SLC (U.S.) Holdings, which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company domiciled in Canada, which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, SLF, is now the ultimate parent of SLOC and the Company.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2003, the Company owned all of the outstanding shares of SLNY, Sun Benefit Services Company, Inc. ("SBSC"), Sun Capital Advisers, Inc. ("SCA"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1), Sun Life of Canada (U.S.) Holdings General Partner LLC ("the General Partner"), Clarendon Insurance Agency, Inc. ("Clarendon"), and Independence Life and Annuity Company ("Independence Life"). The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I ('the Partnership") and as a result, the Partnership is consolidated with the results of the Company.

SLNY is engaged in the sale of individual fixed and variable annuity contracts, variable universal life insurance, and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SBSC became an inactive subsidiary 2002. SCA is a registered investment adviser. SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC U.S. Holdings, and to issue Partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I"). Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. Independence Life is a life insurance company that sold variable and whole life insurance products.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), the liabilities for future contract and policyholder benefits and other than temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the excess of the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises the actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

DAC for each product is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC adjustments were $(79.2) million and $(39.9) million at December 31, 2003 and 2002, respectively.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits. Interest is accrued on the unamortized balance at the average interest crediting rate.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA adjustments were $(27.5) million and $(32.9) million at December 31, 2003 and 2002, respectively.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on October 31, 2001 by SLC (U.S.) Holdings. Goodwill is accounted for in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets." Effective January 1, 2002, goodwill is no longer amortized and is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2003 and concluded that these assets are not impaired. The Company used the actuarial appraisal method, with assumptions and discount rates reflective of current market conditions and determined that the fair value of the Company was at least equal to the carrying value. The Company also compared the results of that valuation to a range of values based on historical multiples, and found them to be consistent with the results of the actuarial appraisal method. Goodwill is allocated to the Company's Wealth Management Segment.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets and reinsurance receivables from reinsurance ceded are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization. The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies and GICS. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the 2003 tax year, as in prior years, SLUS will participate in the consolidated federal income tax return with Sun Life of Canada--US Operations Holdings, Inc. ("SLOC U.S. Operations Holdings") and other affiliates. For 2003, Keyport will continue to file a separate consolidated return with its affiliate, Independence Life. Effective for the tax year 2004, the combined entity will participate in the consolidated federal income tax return with SLOC U.S. Operations Holdings. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders; and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2003 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2003, the Company adopted the disclosure requirements of Emerging Issues Task Force ("EITF") Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". Under the consensus, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. The consensus also requires certain qualitative disclosures about the unrealized holdings in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In June 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to SFAS No. 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not have a material effect on the Company's financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 requires certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity to be classified as liabilities. SFAS No. 150 was effective July 1, 2003 for the Company. The adoption of SFAS No. 150 did not have a material effect on the Company's financial position or results of operations.

In April 2003, the FASB issued guidance in Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36"), that addresses the instances in which bifurcation of an instrument into a debt host contract and an embedded derivative is required. The effective date of DIG B36 was October 1, 2003. The adoption of DIG B36 did not have a material effect on the Company's financial position or results of operations.

On March 14, 2003, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting by Insurance Enterprises for Deferred Acquisition Costs on Internal Replacements other than those specifically described in FASB Statement No. 97." This proposed SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in FASB Statement No. 97. This proposed SOP is effective for fiscal years beginning after December 15, 2004. The Company is in the process of evaluating the provision of this proposed SOP and its impact to the Company's financial position and results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporates a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIE's. Early adoption is permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two variable interest entities ("VIE's") and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIE's resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

The Company is not the primary beneficiary in any VIEs other than the two entities that were discussed above. The Company does have a greater than or equal to 21% involvement in 11 VIEs at December 31, 2003. The Company is a creditor in 8 trusts, 2 limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $42.1 million at December 31, 2003. The notes mature between June 2004 and December 2035. See Note 4 for additional information with respect to leveraged leases.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others" ("FIN No. 45"). FIN No. 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN No. 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN No. 45. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Adoption of FIN No. 45 did not have a material impact on the Company.

In July 2002, the AICPA issued Statement of Position 03-1 ("SOP 03-1"), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003. The Company is in the process of evaluating the provisions of SOP 03-1 and its impact on the Company's financial position or results of operations.

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements changed the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method is prohibited. Second, SFAS No. 142 changed the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, ceased upon the Company's adoption of SFAS No. 142, which was January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value are recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

2.   MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 2, 2003, the Company and its affiliate, Keyport, filed a Form D (Prior Notice of a Transaction) with the Division of Insurance, Department of Business Regulation of Rhode Island. On April 3, 2003, the Company and Keyport filed similar documents with the Delaware Department of Insurance. Both filings sought regulatory approval for a contemplated merger of Keyport with and into the Company.

The Company is, and Keyport was, a direct wholly-owned subsidiary of SLC (U.S.) Holdings and indirect wholly-owned subsidiaries of SLF. The boards of directors of both the Company and Keyport voted to approve the merger at their meetings on April 24, 2003. Regulatory approval from the States of Rhode Island and Delaware was received on June 11, 2003 and July 21, 2003, respectively. The merger occurred as planned on December 31, 2003, with the Company as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp. ("KFSC"), with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its' wholly-owned subsidiary, Vision Financial Corporation ("Vision"), for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and SLFSL was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate.

On October 31, 2001, SLC (U.S.) Holdings acquired Keyport and its subsidiaries for approximately $1.7 billion in cash. As part of the acquisition, Sun Life Financial (U.S.) Holdings, Inc. ("SLF (U.S.) Holdings"), another indirect subsidiary of SLOC, acquired Independent Financial Marketing Group, Inc. ("IFMG"). The acquisition of Keyport and IFMG complemented SLF's product array and distribution capabilities and advanced SLF toward its strategic goal of reaching a top ten position in certain target product markets in North America.

This acquisition was accounted for using the purchase method under SFAS No. 141, "Business Combinations." Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value on the date of acquisition. The following summarizes the estimated fair values of the assets acquired and the liabilities assumed as of November 1, 2001:

Assets:
   Fixed-maturity securities                                      $   10,609,150
   Equity securities                                                      35,313
   Mortgage loans                                                          7,216
   Policy loans                                                          631,916
   Value of business acquired                                            105,400
   Goodwill                                                              714,755
   Intangible assets                                                      12,100
   Deferred taxes                                                        217,633
   Other invested assets                                                 363,586
   Cash and cash equivalents                                           1,846,887
   Other assets acquired                                                 465,152
   Separate account assets                                             3,941,527
                                                                  --------------
      Total assets acquired                                       $   18,950,635
Liabilities:
   Policy liabilities                                             $   12,052,071
   Other liabilities                                                   1,262,045
   Separate accounts                                                   3,930,042
                                                                  --------------
      Total liabilities assumed                                   $   17,244,158
                                                                  --------------
Net assets acquired                                               $    1,706,477
                                                                  ==============

In 2002, the Company completed its valuation of certain assets acquired and liabilities assumed. The revisions decreased goodwill by $9.6 million, increased the deferred tax assets by $54.9 million, increased policy liabilities by $13.0 million, increased other liabilities by $13.7 million and reduced investments and other assets by $12.8 million and $5.8 million, respectively.

On December 18, 2002, the Company sold its interest in its wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, SLF (U.S.) Holdings, for $10.5 million. No gain or loss was realized on this transaction. Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF. Total net income of SLD for the years ended December 31, 2002 and 2001 was $4.9 million and $10.2 million, respectively.

On October 9, 2002, SLNY, a wholly-owned subsidiary of the Company, and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department. On December 31, 2002 at 5:00 p.m., SLNY and KBL completed the merger. Pursuant to the Merger Agreement, KBL merged with and into SLNY, with SLNY as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company. Keyport, KBL, the Company, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of SLOC.

3.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES

In 2003, the Company sold a $100 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was included in fixed maturities available-for-sale at December 31, 2002. The note was sold at a gain of $9.1 million.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $73.3 million in 2003, $64.4 million in 2002, and $42.9 million in 2001.

The Company has an administrative services agreement with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $21.3 million, $24.0 million and $13.8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2005 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $11.8 million, $11.7 million, and $8.8 million in 2003, 2002 and 2001, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with SLOC.

The Company did not make any dividend payments in 2003 or 2002. In 2001, the Company declared and paid dividends in the amount of $15 million to its parent, SLC (U.S.) Holdings.

On September 24, 2002, the Company received a $100 million capital contribution from its parent, SLC (U.S.) Holdings.

On July 25, 2002, the Company issued a $380 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LTD. The Company pays interest semi-annually to Sun Life (Hungary) LTD. Total interest paid was $26.5 million and $11.5 million for the years ended December 31, 2003 and 2002, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

Effective January 2002, essentially all United States employees of SLOC became employees of the Company. As a result, the Company has assumed most of the salaries and benefits previously incurred by SLOC in the United States. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $152.2 and $135.1 million for the years ended December 31, 2003 and 2002, respectively.

Management believes inter-company revenues and expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

At December 31, 2003 and 2002, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $43.3 million for interest on these surplus notes for each of the years ended December 31, 2003, 2002 and 2001, respectively.

During 2003, the Company purchased $80 million in promissory notes from MFS. These promissory notes are included with fixed maturities available-for-sale in the financial statements. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned as of December 31, 2003 was $0.6 million.

During 2003, the Company paid $14.6 million in commission fees to MFSLF.

During 2003, 2002 and 2001, the Company paid $64.5 million, $79.4 million and $11.8 million, respectively, in commission fees to IFMG.

The following table lists the details of notes due to affiliates at December 31, 2003 (in 000's):

TYPE                                     PRINCIPAL         MATURITY        RATE
----                                   ------------        --------        -----
Surplus                                $    150,000        12/15/27        6.150%
Surplus                                     150,000        12/15/15        7.250%
Surplus                                       7,500        12/15/15        6.125%
Surplus                                       7,500        12/15/27        6.150%
Promissory                                   80,000        06/30/12        5.710%
Promissory                                  380,000        06/30/12        5.760%
Surplus                                     250,000        11/06/27        8.625%
                                       ------------
                                       $  1,025,000
                                       ============

4.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of fixed maturities was as follows:

                                                                       DECEMBER 31, 2003
                                                    -------------------------------------------------------
                                                                      GROSS         GROSS       ESTIMATED
                                                      AMORTIZED    UNREALIZED    UNREALIZED       FAIR
                                                        COST          GAINS        LOSSES         VALUE
                                                    ------------  ------------  ------------   ------------
AVAILABLE-FOR-SALE FIXED MATURITIES:
   Asset Backed and Mortgage Backed Securities      $  5,251,364  $    116,712  $    (71,242)  $  5,296,834
   Foreign Government & Agency Securities                 82,774        13,696           (47)        96,423
   States & Political Subdivisions                         1,693            87            --          1,780
   U.S. Treasury & Agency Securities                     685,075        13,343        (8,316)       690,102
   Subordinated notes from affiliate                      80,000            --          (934)        79,066
Corporate securities:
   Basic Industry                                        497,699        25,760        (5,877)       517,582
   Capital Goods                                         600,303        45,999        (1,477)       644,825
   Communications                                      1,214,136        54,673        (7,378)     1,261,431
   Consumer Cyclical                                   1,156,471        66,259        (3,973)     1,218,757
   Consumer Noncyclical                                  551,144        39,761          (719)       590,186
   Energy                                                568,786        33,235        (2,573)       599,448
   Finance                                             2,896,392       120,219       (15,662)     3,000,949
   Industrial Other                                      414,828        15,723        (2,768)       427,783
   Technology                                             79,775         3,235            --         83,010
   Transportation                                        579,351        29,589       (15,540)       593,400
   Utilities                                           1,678,450        90,491       (12,103)     1,756,838
                                                    ------------  ------------  ------------   ------------
Total Corporate                                       10,237,335       524,944       (68,070)    10,694,209
                                                    ------------  ------------  ------------   ------------
Total available-for-sale fixed maturities           $ 16,338,241  $    668,782  $   (148,609)  $ 16,858,414
                                                    ============  ============  ============   ============
TRADING FIXED MATURITIES:
   Asset Backed and Mortgage Backed Securities      $     96,189  $      5,773  $       (227)  $    101,735
   Foreign Government & Agency Securities                  5,227           893           (14)         6,106
Corporate securities:
   Basic Industry                                         67,321         7,696            (7)        75,010
   Capital Goods                                          83,797         8,634            --         92,431
   Communications                                        170,219        15,478          (222)       185,475
   Consumer Cyclical                                     167,633        14,226          (609)       181,250
   Consumer Noncyclical                                   40,623         1,065          (419)        41,269
   Energy                                                 80,957         6,478          (276)        87,159
   Finance                                               323,412        27,219          (455)       350,176
   Industrial Other                                       57,925         5,918           (62)        63,781
   Technology                                              3,804           310            --          4,114
   Transportation                                         76,614         6,112        (7,505)        75,221
   Utilities                                             260,933        14,873       (11,914)       263,892
                                                    ------------  ------------  ------------   ------------
Total Corporate                                        1,333,238       108,009       (21,469)     1,419,778
                                                    ------------  ------------  ------------   ------------
Total trading fixed maturities                      $  1,434,654  $    114,675  $    (21,710)  $  1,527,619
                                                    ============  ============  ============   ============
HELD-TO-MATURITY FIXED MATURITIES:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                  $    600,000  $     99,069  $         --   $    699,069
                                                    ------------  ------------  ------------   ------------
Total held-to-maturity fixed maturities             $    600,000  $     99,069  $         --   $    699,069
                                                    ============  ============  ============   ============

FIXED MATURITIES

                                                                  DECEMBER 31, 2002--RESTATED
                                                    -------------------------------------------------------
                                                                      GROSS         GROSS       ESTIMATED
                                                      AMORTIZED    UNREALIZED    UNREALIZED       FAIR
                                                        COST          GAINS        LOSSES         VALUE
                                                    ------------  ------------  ------------   ------------
AVAILABLE-FOR-SALE FIXED MATURITIES:
   Asset Backed and Mortgage Backed Securities      $  5,515,743  $    172,928  $    (83,406)  $  5,605,265
   Foreign Government & Agency Securities                113,149        14,574            (8)       127,715
   States & Political Subdivisions                         2,149           111            --          2,260
   U.S. Treasury & Agency Securities                     901,574        26,667        (1,237)       927,004
Corporate securities:
   Basic Industry                                        415,226        27,157        (1,234)       441,149
   Capital Goods                                         466,926        36,641        (1,614)       501,953
   Communications                                        872,633        47,640       (13,601)       906,672
   Consumer Cyclical                                     855,133        48,655        (5,013)       898,775
   Consumer Noncyclical                                  541,147        36,729        (6,467)       571,409
   Energy                                                607,540        35,836       (13,810)       629,566
   Finance                                             3,250,631       135,735       (26,680)     3,359,686
   Industrial Other                                      206,187        16,459          (337)       222,309
   Technology                                             71,076         2,089          (702)        72,463
   Transportation                                        640,459        31,882       (39,044)       633,297
   Utilities                                           1,495,240        75,145       (46,888)     1,523,497
                                                    ------------  ------------  ------------   ------------
Total Corporate                                        9,422,198       493,968      (155,390)     9,760,776
                                                    ------------  ------------  ------------   ------------
Total available-for-sale fixed maturities           $ 15,954,813  $    708,248  $   (240,041)  $ 16,423,020
                                                    ============  ============  ============   ============
TRADING FIXED MATURITIES:
   Asset Backed and Mortgage Backed Securities      $     87,470  $      8,017  $         --   $     95,487
   Foreign Government & Agency Securities                  4,568         1,012            --          5,580
   U.S. Treasury & Agency Securities                      23,491           423            --         23,914
Corporate securities:
   Basic Industry                                         59,201         6,283          (297)        65,187
   Capital Goods                                          56,432         5,255        (1,600)        60,087
   Communications                                        120,120        10,688          (620)       130,188
   Consumer Cyclical                                     146,174        12,244          (207)       158,211
   Consumer Noncyclical                                   25,106           675        (2,951)        22,830
   Energy                                                 90,471         7,428        (3,405)        94,494
   Finance                                               351,478        27,364          (688)       378,154
   Industrial Other                                       64,185         5,606          (119)        69,672
   Technology                                              3,805            --          (155)         3,650
   Transportation                                         80,555         6,481       (10,711)        76,325
   Utilities                                             241,913        10,081       (30,948)       221,046
                                                    ------------  ------------  ------------   ------------
Total Corporate                                        1,239,440        92,105       (51,701)     1,279,844
                                                    ------------  ------------  ------------   ------------
Total trading fixed maturities                      $  1,354,969  $    101,557  $    (51,701)  $  1,404,825
                                                    ============  ============  ============   ============
HELD-TO-MATURITY FIXED MATURITIES:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                  $    600,000  $     16,520  $         --   $    616,520
                                                    ------------  ------------  ------------   ------------
Total held-to-maturity fixed maturities             $    600,000  $     16,520  $         --   $    616,520
                                                    ============  ============  ============   ============

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

                                                                    DECEMBER 31, 2003
                                                              ----------------------------
                                                                AMORTIZED       ESTIMATED
                                                                  COST         FAIR VALUE
                                                              ------------    ------------
Maturities of available-for-sale fixed securities:
   Due in one year or less                                    $    601,359    $    610,303
   Due after one year through five years                         3,840,803       4,001,500
   Due after five years through ten years                        4,158,360       4,353,913
   Due after ten years                                           2,486,355       2,595,864
                                                              ------------    ------------
   Subtotal--Maturities available-for-sale                    $ 11,086,877    $ 11,561,580
Asset-backed securities                                          5,251,364       5,296,834
                                                              ------------    ------------
   Total Available-for-sale                                   $ 16,338,241    $ 16,858,414
                                                              ============    ============
Maturities of trading fixed securities:
   Due in one year or less                                    $     18,998    $     19,220
   Due after one year through five years                           534,603         569,548
   Due after five years through ten years                          503,320         535,579
   Due after ten years                                             281,544         301,538
                                                              ------------    ------------
   Subtotal--Maturities of trading                            $  1,338,465    $  1,425,885
Asset-backed securities                                             96,189         101,734
                                                              ------------    ------------
   Total Trading                                              $  1,434,654    $  1,527,619
                                                              ============    ============
Maturities of held-to-maturity fixed securities:
   Due after ten years                                        $    600,000    $    699,069
                                                              ============    ============

Gross gains of $196.4 million, $163.4 million and $28.2 million and gross losses of $44.9 million, $134.9 million and $16.6 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2003, 2002 and 2001, respectively.

Fixed maturities with an amortized cost of approximately $18.6 million and $18.6 million at December 31, 2003 and 2002, respectively, were on deposit with federal and state governmental authorities as required by law.

At December 31, 2003, the Company has unfunded commitments of approximately $126.2 million with respect to the funding of limited partnerships.

As of December 31, 2003 and 2002, 93.7% and 95.1%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2003, 2002 and 2001, the Company incurred realized losses totaling $58.1 million, $94.4 million and $5.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

During 2003, 2002 and 2001, $6.6 million, $1.6 million and $9.7 million, respectively, of the losses recorded in prior years were recovered through dispositions and are included in realized gains. The Company has stopped accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced income by $10.1 million, $2.5 million and $0.4 million during 2003, 2002 and 2001, respectively.

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2003:

                                  LESS THAN TWELVE MONTHS       TWELVE MONTHS OR MORE               TOTAL
                                --------------------------   --------------------------   --------------------------
                                                 GROSS                        GROSS                        GROSS
                                    FAIR       UNREALIZED        FAIR       UNREALIZED        FAIR       UNREALIZED
                                    VALUE        LOSSES          VALUE        LOSSES          VALUE        LOSSES
                                ------------  ------------   ------------  ------------   ------------  ------------
CORPORATE SECURITIES
   Basic Industry               $     82,585  $     (5,877)  $         --  $         --   $     82,585  $     (5,877)
   Capital Goods                      43,154        (1,283)         8,887          (194)        52,041        (1,477)
   Communications                    242,224        (6,548)        16,271          (830)       258,495        (7,378)
   Consumer Cyclical                 131,401        (2,725)        13,538        (1,248)       144,939        (3,973)
   Consumer Noncyclical               59,880          (634)         4,775           (85)        64,655          (719)
   Energy                             66,595        (2,256)         7,746          (317)        74,341        (2,573)
   Finance                           386,695       (11,054)       209,576        (4,608)       596,271       (15,662)
   Industrial Other                  103,548        (1,880)        49,210          (888)       152,758        (2,768)
   Transportation                     83,546        (4,451)        84,352       (11,089)       167,898       (15,540)
   Utilities                         360,785       (10,218)        33,224        (1,885)       394,009       (12,103)
                                ------------  ------------   ------------  ------------   ------------  ------------
Total Corporate                    1,560,413       (46,926)       427,579       (21,144)     1,987,992       (68,070)
                                ------------  ------------   ------------  ------------   ------------  ------------
NON-CORPORATE
   Asset Backed and
   Mortgage Backed
   Securities                      1,121,105       (25,516)       287,666       (45,726)     1,408,771       (71,242)
   Foreign Government &
   Agency Securities                   3,850           (47)            --            --          3,850           (47)
   U.S. Treasury & Agency
   Securities                        222,365        (8,105)         9,735          (211)       232,100        (8,316)
   Subordinated note
   from affiliate                     79,066          (934)            --            --         79,066          (934)
                                ------------  ------------   ------------  ------------   ------------  ------------
Total Non-Corporate                1,426,386       (34,602)       297,401       (45,937)     1,723,787       (80,539)
                                ------------  ------------   ------------  ------------   ------------  ------------
GRAND TOTAL                     $  2,986,799  $    (81,528)  $    724,980  $    (67,081)  $  3,711,779  $   (148,609)
                                ============  ============   ============  ============   ============  ============

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with a market value below 80% of amortized cost for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been trading below 80% of amortized cost, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from the Investment, Finance and Actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2003 (not in thousands):

                                                          NUMBER OF
                                                       SECURITIES LESS        NUMBER OF
                                                         THAN TWELVE      SECURITIES TWELVE    TOTAL NUMBER OF
                                                           MONTHS          MONTHS OR MORE         SECURITIES
                                                       ---------------    -----------------    ---------------
CORPORATE SECURITIES
   Basic Industry                                             22                 --                 22
   Capital Goods                                              10                  4                 14
   Communications                                             58                  3                 61
   Consumer Cyclical                                          21                  4                 25
   Consumer Noncyclical                                       23                  1                 24
   Energy                                                     20                  1                 21
   Finance                                                    84                 31                115
   Industrial Other                                           13                  3                 16
   Transportation                                             28                 36                 64
   Utilities                                                  72                 11                 83
                                                            ----               ----               ----
Total Corporate                                              351                 94                445
                                                            ----               ----               ----
NON-CORPORATE
   Asset Backed and Mortgage Backed Securities               279                100                379
   Foreign Government & Agency Securities                      7                 --                  7
   U.S. Treasury & Agency Securities                          19                  3                 22
   Subordinated note from affiliate                            1                 --                  1
                                                            ----               ----               ----
Total Non-Corporate                                          306                103                409
                                                            ----               ----               ----
GRAND TOTAL                                                  657                197                854
                                                            ====               ====               ====

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

MORTGAGE LOANS AND REAL ESTATE

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

                                                         DECEMBER 31,
                                                  -------------------------
                                                                   2002--
                                                     2003         RESTATED
                                                  ----------     ----------
Total mortgage loans                              $  972,102     $  948,529
                                                  ==========     ==========
Real estate:
   Held-for-sale                                         628             --
   Held for production of income                      83,793         79,783
                                                  ----------     ----------
Total real estate                                 $   84,421     $   79,783
                                                  ==========     ==========

Real estate held for the production of income primarily consists of the Company's office park located in Wellesley Hills, Massachusetts. Accumulated depreciation on real estate was $16.3 million and $17.9 million at December 31, 2003 and 2002, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $19.5 million and $9.0 million at December 31, 2003 and 2002, respectively, against which there are allowances for losses of $6.4 million and $7.1 million, respectively. The investment valuation allowances were as follows:

                            BALANCE AT                                 BALANCE AT
                            JANUARY 1,     ADDITIONS   SUBTRACTIONS   DECEMBER 31,
                           ------------  ------------  ------------   ------------
2003
   Mortgage loans          $      7,098  $        200  $       (933)  $      6,365
2002--RESTATED
   Mortgage loans          $      7,140  $        484  $       (526)  $      7,098

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

                                                                       2002
                                                     2003            RESTATED
                                                 ------------      ------------
PROPERTY TYPE:
Office building                                  $    428,312      $    389,125
Residential                                            27,427            35,467
Retail                                                356,080           358,939
Industrial/warehouse                                  181,195           219,467
Other                                                  69,874            32,412
Valuation allowances                                   (6,365)           (7,098)
                                                 ------------      ------------
Total                                            $  1,056,523      $  1,028,312
                                                 ============      ============

                                                                        2002
                                                   2003               RESTATED
                                                   ----               --------
GEOGRAPHIC REGION:
   Arizona                                     $      32,083        $      20,433
   California                                         77,832               81,351
   Colorado                                           15,015                7,324
   Connecticut                                        34,177               26,418
   Delaware                                           13,025               15,266
   Florida                                            86,922               39,958
   Georgia                                            39,681               68,686
   Indiana                                            17,962               15,131
   Kentucky                                            7,224               17,555
   Louisiana                                          23,578               18,652
   Maryland                                           42,934               19,318
   Massachusetts                                     135,722              123,436
   Michigan                                           21,614               41,537
   Minnesota                                           6,539                8,578
   Missouri                                           11,250                5,676
   Nevada                                              6,980                4,581
   New Jersey                                         21,482               16,333
   New York                                          121,069              119,251
   North Carolina                                     30,362               36,318
   Ohio                                               46,478               50,884
   Oregon                                              5,225                5,415
   Pennsylvania                                       85,474              116,826
   Tennessee                                          19,388               12,414
   Texas                                              34,342               24,698
   Utah                                               20,921               18,561
   Virginia                                           17,466               25,593
   Washington                                         59,441               60,844
   All other                                          28,702               34,373
   Valuation allowances                               (6,365)              (7,098)
                                               -------------        -------------
Total                                          $   1,056,523        $   1,028,312
                                               =============        =============

At December 31, 2003, scheduled mortgage loan maturities were as follows:

               2003                       $   26,169
               2004                           40,226
               2005                           18,320
               2006                           93,852
               2007                           53,604
               Thereafter                    739,931
                                          ----------
               Total                      $  972,102
                                          ==========

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amounted to $126.8 million and $92.2 million at December 31, 2003 and 2002, respectively.

During 2003 and 2002, the Company sold commercial mortgage loans in securitization transactions. The Company did not sell any commercial mortgage loans in securitization transactions during 2001. The mortgages were sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches as well as servicing rights, which are considered available for sale securities. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit and interest rate risk on the transferred financial assets. The Company recognized pretax gains of $24.6 million and $4.5 million for its 2003 and 2002 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interest at the date of securitization resulting from securitizations completed during the year ended December 31, 2003 were as follows:

                                                                                   CLASS C        CLASS D        CLASS E
                                                                                   -------        -------        -------
Prepayment speed                                                                         0              0              0
Weighted average life in years                                                      14.123          14.63          14.84
Expected credit losses                                                                   0              0              0
Residual cash flows discount rate                                                     5.65           5.77           5.92
Treasury rate interpolated for average life                                           4.37           4.39           4.40
Spread over treasuries                                                                1.28%          1.38%          1.52%
Duration in years                                                                    20.46          20.55          20.66

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows:

                                                                                         COMMERCIAL MORTGAGES
                                                                              ------------------------------------------
                                                                                CLASS C        CLASS D        CLASS E
                                                                                -------        -------        -------
Amortized cost of retained Interests                                          $     10,640   $      2,399   $      2,437
Fair value of retained interests                                                    12,049          2,717          2,761
Weighted average life in years                                                       20.55          20.55          20.66
EXPECTED CREDIT LOSSES
   Fair value of retained interest as a result of a .20% of
     adverse change                                                                 12,038          2,713          2,757
   Fair value of retained interest as a result of a .30% of
     adverse change                                                                 12,030          2,711          2,754
RESIDUAL CASH FLOWS DISCOUNT RATE
   Fair value of retained interest as a result of a 10% of
     adverse change                                                                 11,563          2,605          2,648
   Fair value of retained interest as a result of a 20% of
     adverse change                                                                 11,102          2,499          2,540

The outstanding principal amount of the securitized commercial mortgage loans was $435.3 million at December 31, 2003, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization and at December 31, 2003.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2002 were as follows:

                                                                                  CLASS AA        CLASS A      CLASS BBB
                                                                                  --------        -------      ---------
Prepayment speed                                                                         0              0              0
Weighted average life in years                                                       6.532          6.843          8.417
Expected credit losses                                                                   0              0              0
Residual cash flows discount rate                                                     6.06%          6.51%          7.56%
Treasury rate interpolated for average life                                           4.57%          4.60%          4.68%
Spread over treasuries                                                                1.49%          1.91%          2.88%
Duration in years                                                                     5.22          5.263          6.013

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2002 were as follows:

                                                                                           COMMERCIAL MORTGAGES
                                                                                  --------------------------------------
                                                                                  CLASS AA        CLASS A      CLASS BBB
                                                                                  --------        -------      ---------
Amortized cost of retained Interests                                             $   2,702       $  1,291       $  1,841
Fair value of retained interests                                                     3,009          1,437          2,044
Weighted average life in years                                                        5.49           5.78           7.31
EXPECTED CREDIT LOSSES
   Fair value of retained interest as a result of a .20% of
     adverse change                                                                  2,892          1,415          1,955
   Fair value of retained interest as a result of a .30% of
     adverse change                                                                  2,891          1,414          1,846
RESIDUAL CASH FLOWS DISCOUNT RATE
   Fair value of retained interest as a result of a 10% of
     adverse change                                                                  2,838          1,389          1,973
   Fair value of retained interest as a result of a 20% of
     adverse change                                                                  2,783          1,362          1,932

The outstanding principal amount of the securitized commercial mortgage loans was $270.0 million at December 31, 2003, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization and at December 31, 2003.

SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's two primary custodians, JP Morgan Chase and Citibank, N.A., both located in New York. The custodians have indemnified the Company against losses arising from these programs. At December 31, 2003, the Company had securities out on loan of approximately $80.0 million. There were no securities on loan at December 31, 2002. The income resulting from these programs was $1.4 million, $1.7 million, and $0.1 million for the years ended December 31, 2003, 2002 and 2001, respectively.

LEVERAGED LEASES

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. Leveraged leases are included as a part of other invested assets. The Company's net investment in leveraged leases is composed of the following elements:

                                                    YEAR ENDED DECEMBER 31,
                                               ----------------------------------
                                                   2003                 2002
                                                   ----                 ----
Lease contract receivable                      $      44,149        $      56,760
Less: non-recourse debt                              (10,874)             (23,485)
                                               -------------        -------------
Net Receivable                                        33,275               33,275
Estimated value of leased assets                      21,420               21,420
Less: unearned and deferred income                   (14,790)             (17,323)
                                               -------------        -------------
Investment in leveraged leases                        39,905               37,372
Less: fees                                              (162)                (187)
                                               -------------        -------------
Net investment in leveraged leases             $      39,743        $      37,185
                                               =============        =============

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The fair value of swap agreements are included with derivative instruments (positive position) or other liabilities (negative position) in the accompanying balance sheet.

The Company utilizes put options on the S&P 500 Index to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities. The Company also purchases call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with other invested assets in the accompanying balance sheet.

The Company issues annuity contracts and GICS that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC contract) and is carried at fair value.

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICS to unrelated third parties. Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) consisted of the following:

                                                                                         YEAR ENDED DECEMBER 31
                                                                              ------------------------------------------
                                                                                                 2002           2001
                                                                                  2003         RESTATED       RESTATED
                                                                                  ----         --------       --------
Net expense on swap agreements                                                $    (87,721)  $    (74,699)  $    (23,493)
Change in fair value of swap agreements
   (interest rate, currency, and equity)                                           197,506       (159,093)         5,869
Change in fair value of options, futures
   and embedded derivatives                                                       (312,985)        74,507          7,568
                                                                              ------------   ------------   ------------
Total derivative losses                                                       $   (203,200)  $   (159,285)  $    (10,056)
                                                                              ============   ============   ============

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2003 and 2002, $59.5 million and $114.8 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

                                                                                                OUTSTANDING AT
                                                                                              DECEMBER 31, 2003
                                                                                   -------------------------------------
                                                                                        NOTIONAL
                                                                                       PRINCIPAL          FAIR VALUE
                                                                                        AMOUNTS        ASSET (LIABILITY)
                                                                                       ---------       -----------------
Interest rate swaps                                                                $       5,892,626   $        (229,925)
Currency swaps                                                                               805,211             238,212
Equity swaps                                                                               1,544,152              20,265
S&P 500 index call options                                                                 1,668,813              57,573
S&P 500 index put options                                                                  1,313,855              65,640
                                                                                   -----------------   -----------------
Total                                                                              $      11,224,657   $         151,765
                                                                                   =================   =================

                                                                                                OUTSTANDING AT
                                                                                         DECEMBER 31, 2002--RESTATED
                                                                                    ------------------------------------
                                                                                        NOTIONAL
                                                                                       PRINCIPAL          FAIR VALUE
                                                                                        AMOUNTS        ASSET (LIABILITY)
                                                                                       ---------       -----------------
Interest rate swaps                                                                $       4,481,776   $        (387,773)
Currency swaps                                                                               761,424              97,398
Equity swaps                                                                               1,396,116              61,374
S&P 500 index call options                                                                   976,759              24,753
S&P 500 index put options                                                                  1,153,168             213,174
                                                                                   -----------------   -----------------
Total                                                                              $       8,769,243   $           8,926
                                                                                   =================   =================

5.   NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following for the years ended December 31:

                                                                                                 2002           2001
                                                                                  2003         RESTATED       RESTATED
                                                                                  ----         --------       --------
Fixed maturities                                                              $    159,474   $     38,814   $     21,891
Equity securities                                                                   (1,465)         2,378             --
Mortgage and other loans                                                            25,528          4,648         (2,557)
Real estate                                                                          3,862            514          1,150
Short term investments                                                                  --              2            196
Other invested assets                                                                4,800          8,815             --
Other than temporary declines                                                      (58,114)       (94,137)        (6,050)
                                                                              ------------   ------------   ------------
Total                                                                         $    134,085   $    (38,966)  $     14,630
                                                                              ============   ============   ============

6.   NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December
31:

                                                                                                 2002           2001
                                                                                  2003         RESTATED       RESTATED
                                                                                  ----         --------       --------
Fixed maturities                                                              $  1,114,949   $  1,080,965   $    476,990
Equity securities                                                                       --            484            796
Mortgage and other loans                                                            76,259         75,024         73,160
Real estate                                                                          6,952          7,855          5,961
Policy loans                                                                        43,335         39,269          8,719
Other                                                                              (20,364)        (4,848)        (3,563)
                                                                              ------------   ------------   ------------
Gross investment income                                                          1,221,131      1,198,749        562,063
Less: Investment expenses                                                           12,381         13,539          7,009
                                                                              ------------   ------------   ------------
Net investment income                                                         $  1,208,750   $  1,185,210   $    555,054
                                                                              ============   ============   ============

7.   FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments:

                                                              DECEMBER 31, 2003            DECEMBER 31, 2002--RESTATED
                                                       -------------------------------   -------------------------------
                                                          CARRYING         ESTIMATED        CARRYING         ESTIMATED
                                                           AMOUNT         FAIR VALUE         AMOUNT         FAIR VALUE
                                                          --------        ----------        --------        ----------
Financial assets:
   Cash and cash equivalents                           $      513,454   $      513,454   $      725,550   $      725,550
   Fixed maturities                                        18,986,033       19,085,102       18,427,845       18,444,365
   Equity Securities                                            1,452            1,452            1,127            1,127
   Short-term investments                                      24,662           24,662          178,017          178,017
   Mortgages                                                  972,102        1,059,145          948,529        1,083,530
   Derivatives instruments--receivables                       400,037          400,037          408,832          408,832
   Policy loans                                               692,887          692,887          682,029          682,029
   Separate accounts                                       17,521,009       17,521,009       15,718,113       15,718,113

Financial liabilities:
   Policy Liabilities                                      18,317,422       15,325,216       17,952,084       17,763,772
   Derivative instruments--payables                           248,272          248,272          399,906          399,906
   Long-term debt                                              40,500           32,953               --               --
   Long-term debt to affiliates                             1,025,000        1,123,194        1,025,000        1,068,647
   Partnership Capital Securities                             607,826          699,069          607,826          616,520
   Separate accounts                                       17,509,294       17,509,294       15,700,969       15,700,969

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

CASH AND CASH EQUIVALENTS: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

FIXED MATURITIES, SHORT TERM INVESTMENTS, AND EQUITY SECURITIES: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

MORTGAGE LOANS: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

DERIVATIVES: Fair value of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

POLICY LOANS: Policy loans are stated at unpaid principal balances, which approximate fair value.

SEPARATE ACCOUNTS, ASSETS AND LIABILITIES: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

POLICY LIABILITIES: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

LONG TERM DEBT: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8.   REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. A brief discussion of the Company's reinsurance agreements by segment (see Note 14) follows.

WEALTH MANAGEMENT SEGMENT

While the Wealth Management Segment currently does not offer traditional life insurance products, it manages a closed block of single premium whole life insurance policies ("SPWL"), a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.7 billion as of December 31, 2003. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reimburses SLNY for benefits, expenses and interest credits for Focus V and Galaxy V fixed annuities issued in 2000 if the asset pool backing the liability is insufficient.

INDIVIDUAL PROTECTION SEGMENT

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.

The Company also acts as the reinsurer of risk under the lapse protection benefit under certain universal life contracts issued by SLOC. One hundred percent of such risk is retroceded to Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.

GROUP PROTECTION SEGMENT

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis. The agreement provides that SLOC will reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The block was closed for new business effective December 31, 2003.

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures morbidity risks of a block of SLNY's group long-term disability contracts. The block is closed for new business.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1,000,000 per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                        ------------------------------------------------
                                                                             2003        2002--RESTATED   2001--RESTATED
                                                                             ----        --------------   --------------
Insurance premiums:
   Direct                                                               $       65,479   $       49,190   $       43,980
   Assumed                                                                          --               --               --
   Ceded                                                                         4,961            5,616            2,971
                                                                        --------------   --------------   --------------
Net premiums                                                            $       60,518   $       43,574   $       41,009
                                                                        ==============   ==============   ==============
Insurance and other individual policy benefits and Claims:
   Direct                                                               $      207,979   $      225,287   $      139,963
   Assumed                                                                          --               --               --
   Ceded                                                                         6,731            4,125            5,063
                                                                        --------------   --------------   --------------
Net policy benefits and claims                                          $      201,248   $      221,162   $      134,900
                                                                        ==============   ==============   ==============

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

9.   RETIREMENT PLANS

Through December 31, 2001, the Company was a participant in a non-contributory defined benefit pension plans for employees sponsored by SLOC. Consistent with the transfer of all employees to the Company on January 1, 2002, the plans sponsorship for the employee retirement plan and the agent pension plan was transferred to the Company. Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully-funded. Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The following table sets forth the change in the pension plans' projected benefit obligations and assets, as well as the plans' funded status at December 31:

                                                                                  2003            2002
                                                                                  ----            ----
CHANGE IN PROJECTED BENEFIT OBLIGATION:
   Projected benefit obligation at beginning of year                          $    159,650    $    149,595
   Service cost                                                                      8,954           8,436
   Interest cost                                                                    10,494          10,673
   Actuarial loss (gain)                                                            16,876          (8,075)
   Benefits paid                                                                    (5,333)         (4,925)
   Plan amendments                                                                      --           3,946
   Acquisitions                                                                      1,048              --
                                                                              ------------    ------------
   Projected benefit obligation at end of year                                $    191,689    $    159,650
                                                                              ============    ============
CHANGE IN FAIR VALUE OF PLAN ASSETS:
   Fair value of plan assets at beginning of year                             $    179,470    $    212,965
   Other                                                                              (888)           (888)
   Actual return on plan assets                                                     32,059         (27,682)
   Benefits paid                                                                    (5,333)         (4,925)
   Acquisitions                                                                        429              --
                                                                              ------------    ------------
   Fair value of plan assets at end of year                                   $    205,737    $    179,470
                                                                              ============    ============
INFORMATION ON THE FUNDED STATUS OF THE PLAN:
   Funded status                                                              $     14,048    $     19,820
   Unrecognized net actuarial loss                                                  34,480          38,632
   Unrecognized transition obligation                                              (16,494)        (19,545)
   Unrecognized prior service cost                                                   8,276           9,132
   4rth quarter contribution                                                        (1,050)             --
                                                                              ------------    ------------
   Prepaid benefit cost                                                       $     39,260    $     48,039
                                                                              ============    ============

The accumulated benefit obligation at the end of 2003 and 2002 was $169.0 million and $140.0 million, respectively.

The funded status of the employee retirement plan was as follows:

                                                                                  2003            2002
                                                                                  ----            ----
Plan assets                                                                   $    171,978    $    150,331
Projected benefit obligations                                                     (183,227)       (150,885)
                                                                              ------------    ------------
Funded status                                                                 $    (11,249)   $       (554)
                                                                              ============    ============
Accumulated benefit obligation                                                $    160,227    $    131,199
                                                                              ============    ============

The following table sets forth the components of the net periodic pension cost for the year ended December 31:

                                                                                  2003            2002
                                                                                  ----            ----
COMPONENTS OF NET PERIODIC BENEFIT COST:
   Service cost                                                               $      8,954    $      8,437
   Interest cost                                                                    10,494          10,674
   Expected return on plan assets                                                  (14,358)        (18,395)
   Amortization of transition obligation asset                                      (3,051)         (3,051)
   Amortization of prior service cost                                                  855             216
   Recognized net actuarial loss (gain)                                              4,215             120
                                                                              ------------    ------------
   Net periodic benefit cost                                                  $      7,109    $     (1,999)
                                                                              ============    ============
   The Company's share of net periodic benefit cost                           $      5,522    $      3,834
                                                                              ============    ============

The Company's share of the net periodic benefit costs for the year ended December 31, 2001 was $1.0 million.

ASSUMPTIONS

Weighted average assumptions used to determine benefit obligations were as follows:

                                                                                        PENSION BENEFITS
                                                                                      --------------------
                                                                                      2003            2002
                                                                                      ----            ----
Discount rate                                                                          6.1%           6.75%
Rate of compensation increase                                                          4.0%            4.0%

The assumed weighted average discount rate was 7.00% for the year ended December 31, 2001. The expected return on plan assets was 8.75% and the assumed rate of compensation increase was 4.5% for 2001.

Weighted average assumptions used to determine net benefit cost were as follows:

                                                                                        PENSION BENEFITS
                                                                                      --------------------
                                                                                      2003            2002
                                                                                      ----            ----
Discount rate                                                                         6.75%            7.0%
Expected long term return on plan assets                                              8.75%           8.75%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

PLAN ASSETS

The asset allocation for the Company's pension plan assets for 2003 and 2002 measurement, and the target allocation for 2004, by asset category, are as follows:

                                                                              TARGET ALLOCATION     PERCENTAGE OF PLAN ASSETS
                                                                              -----------------     -------------------------
ASSET CATEGORY                                                                      2004              2003            2002
                                                                                    ----              ----            ----
Equity Securities                                                                  30%-60%             55%              50%
Debt Securities                                                                    10%-40%             26%              34%
Commercial Mortgages                                                               10%-25%             15%              15%
Other                                                                                   5%              4%               1%
Total                                                                                  --             100%             100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)   exceeds the assumed actuarial rate;

2) exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and

3) generates a real rate of return of at least 3% after inflation (CPI), and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $3.0 million and $2.4 million for 2003 and 2002, respectively.

CASH FLOW

Due to the over funded status of the defined benefit plan, the Company will not be making contributions to the plan in 2004.

401(k) SAVINGS PLAN

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

The amount of the 2003 employer contributions under plan sponsorship for the Company and its affiliates was $4.4 million. Amounts are allocated to affiliates based on employees' contributions. The Company's portion of the expense was $885,000, $956,000 and $462,000 for the years ended December 31, 2003, 2002 and
2001, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental and life insurance benefits ("post retirement benefits") for retired employees and dependents. Consistent with the transfer of all employees to the Company on January 1, 2002, the plan's sponsorship was transferred to the Company. Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, (in 000's):

                                                                                  2003            2002
                                                                                  ----            ----
CHANGE IN BENEFIT OBLIGATION:
   Benefit obligation at beginning of year                                    $     35,981    $     45,515
   Service cost                                                                        872           1,195
   Interest cost                                                                     2,369           2,488
   Actuarial (gain)                                                                 14,330          (7,586)
   Benefits paid                                                                    (2,368)         (2,202)
   Plan Amendments                                                                      --          (3,429)
   Acquisitions                                                                         94              --
                                                                              ------------    ------------
   Benefit obligation at end of year                                          $     51,278    $     35,981
                                                                              ============    ============
CHANGE IN FAIR VALUE OF PLAN ASSETS:
   Fair value of plan assets at beginning of year                             $         --    $         --
   Employer contributions                                                            2,368           2,202
   Benefits paid                                                                    (2,368)         (2,202)
                                                                              ------------    ------------
   Fair value of plan assets at end of year                                   $         --    $         --
                                                                              ============    ============
INFORMATION ON THE FUNDED STATUS OF THE PLAN:
   Funded Status                                                              $    (51,278)   $    (35,981)
   Unrecognized net actuarial loss                                                  25,523          12,477
   4TH quarter contribution                                                            639              --
   Unrecognized prior service cost                                                  (2,898)         (3,138)
                                                                              ------------    ------------
   Accrued benefit cost                                                       $    (28,014)   $    (26,642)
                                                                              ============    ============

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31 (in 000's):

                                                                                  2003            2002
                                                                                  ----            ----
COMPONENTS OF NET PERIODIC BENEFIT COST
   Service cost                                                               $        872    $      1,195
   Interest cost                                                                     2,369           2,488
   Amortization of prior service cost                                                 (241)           (241)
   Recognized net actuarial loss                                                       832             933
                                                                              ------------    ------------
   Net periodic benefit cost                                                  $      3,832    $      4,375
                                                                              ============    ============
   The Company's share of net periodic benefit cost                           $      2,917    $        380
                                                                              ============    ============

ASSUMPTIONS

Weighted average assumptions used to determine benefit obligations were as follows:

                                                                                                       OTHER BENEFITS
                                                                                                    --------------------
                                                                                                    2003            2002
                                                                                                    ----            ----
Discount Rate                                                                                        6.1%           6.75%
Rate of Compensation increase                                                                        4.0%            4.0%

Weighted average assumptions used to determine net cost for year-end December 31, 2003 and December 31, 2002 were as follows:

                                                                                                       OTHER BENEFITS
                                                                                                    --------------------
                                                                                                    2003            2002
                                                                                                    ----            ----
Discount rate                                                                                       6.75%            7.0%
Rate of compensation increase                                                                        4.0%            4.5%

In order to measure the post-retirement benefit obligation for 2003, the Company assumed a 11% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2004 and assumed to decrease gradually to 5.5% for 2009 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:

                                                                              1- PERCENTAGE-POINT    1- PERCENTAGE-POINT
                                                                                   INCREASE               DECREASE
                                                                              -------------------    -------------------
Effect on Post retirement benefit obligation                                  $             6,205    $            (5,487)
Effect on total of service and interest cost                                                  515                   (413)

10.  FEDERAL INCOME TAXES

SLUS will continue to file a consolidated federal income tax return with SLOC U.S. Operations Holdings for the year ended December 31, 2003. Keyport will file a return with its subsidiary, Independence Life, for the year ended December 31, 2003. (See Note 1 for an explanation of merger). In 2004 and periods thereafter, the Company will file as part of SLOC U.S. Operations Holding's consolidated return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

                                                                                                      RESTATED
                                                                                             ---------------------------
                                                                                   2003          2002           2001
                                                                                   ----          ----           ----
Federal income tax expense (benefit):
Current                                                                       $    (29,240)  $    (80,155)  $    (83,679)
Deferred                                                                            56,606         20,706        107,190
                                                                              ------------   ------------   ------------
Total                                                                         $     27,366   $    (59,449)  $     23,511
                                                                              ============   ============   ============

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows:

                                                                                                      RESTATED
                                                                                             ---------------------------
                                                                                  2003           2002           2001
                                                                                  ----           ----           ----
Expected federal income tax expense (benefit)                                 $     44,251   $    (34,994)  $     33,398
   Low income housing credit                                                        (6,026)        (6,138)        (6,138)
   Non-taxable investment income                                                        --         (1,622)          (195)
   Additional tax benefit                                                          (12,118)       (16,700)        (4,200)
   Other                                                                             1,259              5            646
                                                                              ------------   ------------   ------------
Federal income tax expense (benefit)                                          $     27,366   $    (59,449)  $     23,511
                                                                              ============   ============   ============

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

                                                                                                              RESTATED
                                                                                                2003            2002
                                                                                                ----          --------
Deferred tax assets:
   Actuarial liabilities                                                                    $    283,479    $     88,032
   Net operating loss                                                                             51,355          46,431
   Other                                                                                          (1,912)         53,755
                                                                                            ------------    ------------
   Total deferred tax assets                                                                $    332,922    $    188,218
Deferred tax liabilities:
   Deferred policy acquisition costs                                                            (107,075)        (50,880)
   Investments, net                                                                             (244,744)       (116,831)
                                                                                            ------------    ------------
Total deferred tax liabilities                                                              $   (351,819)   $   (167,711)
                                                                                            ------------    ------------
Net deferred tax (liability) asset                                                          $    (18,897)   $     20,507
                                                                                            ============    ============

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $17.1 million in 2003, SLUS received refunds of $14.9 million in 2002 and Keyport made income tax payments of $9.9 million in 2002. Additionally, the Company made income tax payments of $10.9 million in 2001. At December 31, 2003, the Company had $146.7 million of net operating loss carry forwards available. These amounts were incurred in 2001, 2002 and 2003 and will expire, if unused, beginning in 2016 and ending in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. SLUS and Keyport are currently under audit by the IRS for the years 1998 through 2000 and 1999 through October 31, 2001, respectively. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

                                                                                                               2002--
                                                                                                2003          RESTATED
                                                                                                ----          --------
Balance at January 1                                                                        $     24,294    $     23,615
Less reinsurance recoverable                                                                      (6,621)         (6,078)
                                                                                            ------------    ------------
Net balance at January 1                                                                          17,673          17,537
                                                                                            ------------    ------------
Incurred related to:
   Current year                                                                                   15,538          12,062
   Prior years                                                                                      (160)         (1,946)
                                                                                            ------------    ------------
Total incurred                                                                                    15,378          10,116
                                                                                            ------------    ------------
Paid losses related to:
   Current year                                                                                   (5,867)         (6,660)
   Prior years                                                                                    (4,257)         (3,320)
                                                                                            ------------    ------------
Total paid                                                                                       (10,124)         (9,980)
                                                                                            ------------    ------------
Balance at December 31                                                                            32,410          24,294
Less reinsurance recoverable                                                                      (9,483)         (6,621)
                                                                                            ------------    ------------
Net balance at December 31                                                                  $     22,927    $     17,673
                                                                                            ============    ============

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

12.  DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

                                                                                                                2002
                                                                                                2003          RESTATED
                                                                                                ----          --------
Balance at January 1                                                                        $    795,648    $    794,015
   Acquisition costs deferred                                                                    263,762         288,463
   Amortized to expense during the year                                                          (90,608)       (246,973)
   Adjustment for unrealized investment gains (losses) during the year                           (79,201)        (39,858)
                                                                                            ------------    ------------
Balance at December 31                                                                      $    889,601    $    795,648
                                                                                            ============    ============

13.  VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

                                                                                                               2002--
                                                                                                2003          RESTATED
                                                                                                ----          --------
Balance at January 1                                                                        $     57,692    $     95,155
   Amortized to expense during the year                                                           (7,790)         (4,540)
   Adjustment for unrealized investment gains (losses) during the year                           (27,511)        (32,923)
                                                                                            ------------    ------------
Balance at December 31                                                                      $     22,391    $     57,692
                                                                                            ============    ============

14.  SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, GICS, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management Segment markets and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection Segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

The Group Protection Segment markets and administers group life, long-term disability and stop loss insurance to small and mid-size employers in the State of New York.

The Corporate Segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments. Prior years segmented results have been restated to include the results of the Company's investment advisor subsidiary, SCA, with the Wealth Management Segment instead of the Corporate Segment:

                                                            YEAR ENDED DECEMBER 31, 2003
                                 ----------------------------------------------------------------------------------
                                     WEALTH         INDIVIDUAL         GROUP
                                   MANAGEMENT       PROTECTION       PROTECTION       CORPORATE          TOTALS
                                   ----------       ----------       ----------       ---------          ------
Total Revenues                   $    1,409,642   $       49,357   $       26,609   $       34,141   $    1,519,749
Total Expenditures                    1,247,670           53,848           25,712           61,792        1,389,022
                                 --------------   --------------   --------------   --------------   --------------
Pretax Income (Loss)                    161,972           (4,491)             897          (27,651)         130,727
                                 --------------   --------------   --------------   --------------   --------------
Net Income (Loss)                       106,655           (2,331)             608           (9,941)          94,991
                                 ==============   ==============   ==============   ==============   ==============
Total Assets                     $   39,766,404   $    2,973,014   $       46,535   $      840,565   $   43,626,518
                                 ==============   ==============   ==============   ==============   ==============

                                                       YEAR ENDED DECEMBER 31, 2002 (RESTATED)
                                 ----------------------------------------------------------------------------------
                                     WEALTH         INDIVIDUAL         GROUP
                                   MANAGEMENT       PROTECTION       PROTECTION       CORPORATE          TOTALS
                                   ----------       ----------       ----------       ---------          ------
Total Revenues                   $    1,273,384   $       62,030   $       20,181   $       65,629   $    1,421,224
Total Expenditures                    1,406,024           61,445           15,630           38,106        1,521,205
                                 --------------   --------------   --------------   --------------   --------------
Pretax Income (Loss)                   (132,640)             585            4,551           27,523          (99,981)
                                 --------------   --------------   --------------   --------------   --------------
Net Income (Loss)                       (84,004)             464            3,195           38,548          (41,797)
                                 ==============   ==============   ==============   ==============   ==============
Total Assets                     $   36,551,209   $    2,705,917   $       34,946   $      553,904   $   39,845,976
                                 ==============   ==============   ==============   ==============   ==============

                                                       YEAR ENDED DECEMBER 31, 2001 (RESTATED)
                                 ----------------------------------------------------------------------------------
                                     WEALTH         INDIVIDUAL         GROUP
                                   MANAGEMENT       PROTECTION       PROTECTION       CORPORATE          TOTALS
                                   ----------       ----------       ----------       ---------          ------
Total Revenues                   $      765,387   $       32,345   $       19,407   $       78,562   $      895,701
Total Expenditures                      661,257           28,383           15,930          101,637          807,207
                                 --------------   --------------   --------------   --------------   --------------
Pretax Income (Loss)                    104,130            3,962            3,477          (23,075)          88,494
                                 --------------   --------------   --------------   --------------   --------------
Net Income (Loss)                        81,081            3,443            2,641          (12,873)          74,292
                                 ==============   ==============   ==============   ==============   ==============
Total Assets                     $   39,323,297   $    1,677,937   $       37,728   $      313,801   $   41,352,763
                                 ==============   ==============   ==============   ==============   ==============

15.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company's combined statutory surplus and net income (loss) were as follows (in 000's):

                                                                        UNAUDITED FOR THE YEARS ENDED DECEMBER 31,
                                                                        ------------------------------------------
                                                                                           2002           2001
                                                                            2003         RESTATED       RESTATED
                                                                            ----         --------       --------
Statutory surplus and capital                                           $  1,654,147   $  1,335,391   $  1,509,987
Statutory net income (loss)                                             $    226,136   $   (286,911)  $   (284,761)

16.  DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends are subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or
(ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. On March 19, 2004, the Company's Board of Directors approved $50.0 million of dividends to its parent, SLC (U.S.) Holdings. The Company did not pay any dividends in 2003 or 2002 and paid $15.0 million of dividends to its parent, SLC (U.S.) Holdings, during 2001.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2003, 2002 or 2001.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve (12) month period would exceed the lesser of (i) 10% of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2003, 2002 or 2001

17.  COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:

                                                                                  2003            2002
                                                                                  ----            ----
Unrealized gains (losses) on available-for-sale securities                    $    520,173    $    468,207
DAC amortization                                                                  (132,323)        (53,123)
VOBA amortization                                                                  (54,766)        (27,255)
Tax effect                                                                        (105,403)       (138,918)
                                                                              ------------    ------------
Accumulated Other Comprehensive Income                                        $    227,681    $    248,911
                                                                              ============    ============

18.  COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be partially recovered through a reduction in future premium taxes in some states.

The Company's variable annuity contracts and variable life insurance policies are subject to various levels of regulation under federal securities laws administered by the Securities and Exchange Commission (the "SEC") and under certain state securities laws. On or about October 30, 2003, the Company received a request from the SEC for information regarding its policies, practices and procedures with respect to subaccount "market timing," its policies, practices and procedures with respect to receiving and processing exchange orders from contract owners, and its oversight of such activities in the Company's separate accounts. The Company responded to this request and an additional related request. On March 4, 2004, the Boston District Office of the SEC notified the Company that it intended to commence an examination of the Company and certain of its affiliates pursuant to Section 31(b) of the Investment Company Act of 1940 and the Securities Exchange Act of 1934 relating to these and certain other subjects. The Company is cooperating in the examination.

In addition, the SEC and other regulators have conducted or are conducting investigations and examinations of certain of the Company's affiliates relating to various issues, including market timing and late trading of mutual funds and variable insurance products, directed brokerage, revenue-sharing and other arrangements with distributors.

LITIGATION

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

INDEMNITIES

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

LEASE COMMITMENTS

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2003, minimum future lease payments under such leases were as follows:

               2004                       $    6,206
               2005                            5,797
               2006                            5,695
               2007                            4,403
               2008                            1,052
               Thereafter                         --
                                          ----------
               Total                      $   23,153
                                          ==========

Total rental expense for the years ended December 31, 2003, 2002 and 2001 was $23.6 million, $13.8 million and $6.9 million, respectively.

The Company has two noncancelable sublease agreements that expire on December 31, 2007 and March 31, 2008. As of December 31, 2003, the minimum future lease payments under the two sublease agreements were as follows:

               2004                       $      224
               2005                              224
               2006                              224
               2007                              224
               2008                               56
               Thereafter                         --
                                          ----------
               Total                      $      952
                                          ==========

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDER
OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
WELLESLEY HILLS, MASSACHUSETTS

We have audited the consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2003. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We previously audited and reported on the consolidated statements of income, comprehensive income, stockholder's equity, and cash flows of Sun Life Assurance Company of Canada (U.S.) and subsidiaries for the year ended December 31, 2001, prior to the restatement for the 2003 merger of Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company, which was accounted for at historical cost as required by Statement of Financial Accounting Standards No. 141 "Business Combinations" for transfers of assets among affiliates (the "2003 Merger"). The contribution of Sun Life Assurance Company of Canada (U.S.) to revenues and net income represented $631.3 million and $(12.7) million of the respective restated totals. Separate financial statements of Keyport Life Insurance Company included in the 2001 restated consolidated statements of income, comprehensive income, stockholder's equity, and cash flows were audited and reported on separately by other auditors. We also audited the combination of the accompanying consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for the year ended December 31, 2001, after restatement for the 2003 Merger; in our opinion, such consolidated statements have been properly combined on the basis described in Note 1 of the notes to consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities". As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets". As discussed in Note 1 to the consolidated financial statements, effective October 1, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51."


DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 29, 2004

                                   APPENDIX A
                                THE FIXED ACCOUNT

     THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

     The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

     Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

     Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

     The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

     Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus).

     If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week

United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status.")

     The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

FIXED ACCUMULATION VALUE

(1)  CREDITING FIXED ACCUMULATION UNITS

     Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2)  FIXED ACCUMULATION UNIT VALUE

     The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

     At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

     The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3)  FIXED ACCUMULATION VALUE

     The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

     Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

     The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

     The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B
                        EXAMPLES OF CERTAIN CALCULATIONS

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:

     Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 - 63,778.99 - 10,634.77) DIVIDED BY
111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:

     Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:

     Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is
12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 x
14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 x 12.3843446).

                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES
             WITHDRAWALS AND WITHDRAWAL CHARGES-COMPASS 2 CONTRACTS

     Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum fee withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

     In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

         1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

         This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

         2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

         As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 x 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

         This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

     Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

         1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 x 0.05 or $450.

         2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

             WITHDRAWALS AND WITHDRAWAL CHARGES--COMPASS 3 CONTRACTS

     This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

             1         2           3            4          5         6
             -         -           -            -          -         -
             1     $  1,000    $  1,000    $        0      0%    $       0
             2        1,200       1,200             0      0             0
             3        1,400       1,280           120      3          3.60
             4        1,600           0         1,600      4         64.00
             5        1,800           0         1,800      4         72.00
             6        2,000           0         2,000      5        100.00
             7        2,000           0         2,000      5        100.00
             8        2,000           0         2,000      6        120.00
             9        2,000           0         2,000      6        120.00
                   --------    --------    ----------            ---------
                   $ 15,000    $  3,480    $   11,520            $  579.60
                   ========    ========    ==========            =========

EXPLANATION OF COLUMNS IN TABLE

   COLUMNS 1 AND 2:

     Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

   COLUMN 3:

     Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

          a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

          b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

   COLUMN 4:

     Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

   COLUMN 5:

     Represents the withdrawal charge percentages imposed on the amounts in Column 4.

   COLUMN 6:

     Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

     For example, the withdrawal charge imposed on Payment 8

              = Payment 8 Column 4 x Payment 8 Column 5
              = $ 2,000 x 6%
              = $ 120

FULL SURRENDER:

     The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

PARTIAL WITHDRAWAL:

     The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

     For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

                                   APPENDIX D
                      TRANSACTIONS IN SECURITIES OF REGULAR
                       BROKER-DEALERS AND THEIR AFFILIATES


     During the year ended December 31, 2004 each of the Capital Appreciation Variable Account ("CAVA"), Managed Sectors Variable Account ("MSVA") and Total Return Variable Account ("TRVA") purchased and retained securities of affiliates of their regular broker-dealers, as follows:



                                                                     AMOUNT AS OF
ACCOUNT        PURCHASED AND RETAINED SECURITIES OF AFFILIATES     DECEMBER 31, 2004
------------------------------------------------------------------------------------
CAVA           American Express Co.                                  $  2,273,966
               Citigroup, Inc.                                          5,458,601
               Merrill Lynch & Co., Inc.                                3,457,695
               Morgan Stanley                                          15,907,280

MSVA           Citigroup, Inc.                                          1,363,494
               Goldman Sachs Group, Inc.                                  936,360
               Merrill Lynch & Co., Inc.                                  376,551
               Morgan Stanley                                           1,205,000

TRVA           Bank of America Corp.                                    3,708,075
               J.P. Morgan Chase, Inc.                                  3,796,899
               Citigroup, Inc.                                          3,822,581
               CS First Boston, Inc.                                      529,790
               Goldman Sachs Group, Inc.                                1,452,181
               Merrill Lynch & Co., Inc.                                2,178,947
               Morgan Stanley                                           4,938,220
               Lehman Brothers, Inc.                                      785,044



                     TRANSACTIONS WITH RESEARCH FIRMS

     During the last fiscal year ended December 31, 2004, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



                                DOLLAR AMOUNT OF            COMMISSIONS PAID ON
             VARIABLE          TRANSACTIONS WITH             TRANSACTIONS WITH
              ACCOUNT            RESEARCH FIRMS                RESEARCH FIRMS
-------------------------------------------------------------------------------
               CAVA                $ 344,518,460                 $  497,530
               MSVA                  113,990,268                    139,529
               TRVA                  162,976,165                    258,748



(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                   APPENDIX E

                   INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Set forth below is a description of investment techniques and practices which the Variable Accounts may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. A Variable Account will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Variable Account's Prospectus. Investment practices and techniques that are not identified in Appendix A of a Variable Account's Prospectus do not apply to the Variable Account.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

     To the extent the Variable Account invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Variable Account's investment in debt securities with longer terms to maturity are subject to greater volatility than the Variable Account's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Variable Account may purchase the following types of asset-backed securities:

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Variable Account may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

     The Variable Account may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     CORPORATE ASSET-BACKED SECURITIES: The Variable Account may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables E-1may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

     Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Variable Account will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     MORTGAGE PASS-THROUGH SECURITIES: The Variable Account may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Variable Account may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Variable Account may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Variable Account may also buy mortgage-related securities without insurance or guarantees.

     STRIPPED MORTGAGE-BACKED SECURITIES: The Variable Account may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Variable Account may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

     CORPORATE SECURITIES: The Variable Account may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.


     LOANS AND OTHER DIRECT INDEBTEDNESS: The Variable Account may purchase loans and other direct indebtedness and also may originate loans. When the Variable Account purchases a loan, the Variable Account acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Variable Account E-3invests are secured, although some may be unsecured in part or in full. Loans purchased by the Variable Account may be in default at the time of purchase. Loans that are fully secured should protect the Variable Account better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

     Loans in which the Variable Account invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

     If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

     The Variable Account may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Variable Account may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Variable Account assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Variable Account purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Variable Account must rely on another party not only for the enforcement of the Variable Account rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Variable Account may be subject to delays, expenses and risks that are greater than those that would be involved if the Variable Account could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Variable Account may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Variable Account also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Variable Account to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

     The Variable Account also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

     The Variable Account ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Variable Account, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Variable Account may be required to rely on another party to collect and to pass on to the Variable Account amounts payable with respect to the loan or other direct indebtedness and to enforce the Variable Account rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Variable Account from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness E-4may involve additional risk to the Variable Account.

     The Variable Account may invest in revolving credit facilities or other standby financing commitments that obligate the Variable Account to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Variable Account to increase its investment in a company at a time when the Variable Account might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Variable Account is committed to advance additional series, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

     The Variable Account may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Variable Account may be of lower quality or may have a higher price.


     LOWER RATED BONDS: The Variable Account may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix F for a description of bond ratings. No minimum rating standard is required by the Variable Account. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to fund Contract payments or to respond to changes in the market.

     While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Variable Account's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Variable Account invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

     MUNICIPAL BONDS: The Variable Account may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Variable Account may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

     Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

     Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

     Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

     The Variable Account may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

     The Variable Account may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

     SPECULATIVE BONDS: The Variable Account may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix F for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     U.S. GOVERNMENT SECURITIES: The Variable Account may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

     U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     VARIABLE AND FLOATING RATE OBLIGATIONS: The Variable Account may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Variable Account on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Variable Account is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Variable Account through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Variable Account may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest.

EQUITY SECURITIES

     The Variable Account may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value E-7when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE

     The Variable Account may invest in various types of foreign securities, or securities which provide the Variable Account with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Variable Account may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Variable Account may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Variable Account's policy to invest a certain percentage of its assets in foreign securities, the investments of the Variable Account in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities

     ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Variable Account may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Variable Account may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Variable Account's custodian in five days. The Variable Account may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Variable Account may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Variable Account may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets.

Such investments entail significant risks as described below.

     - Government Actions--Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Variable Account's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Variable Account's assets should these conditions recur.

     - Default; Legal Recourse--The Variable Account may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Variable Account defaults, the Variable Account may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Variable Account's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     - Foreign Currencies--The securities in which the Variable Account invests may be denominated in foreign currencies and international currency units and the Variable Account may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Variable Account's asset value.

     Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Variable Account's portfolio securities are denominated may have a detrimental impact on the Variable Account's net asset value.

     - Inflation--Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     - Liquidity; Trading Volume; Regulatory Oversight--The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Variable Account's securities in such markets may not be readily available. The Variable Account may suspend redemption of its Contracts for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Variable Account believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Variable Account's identification of such condition until the date of the SEC action, the Variable Account's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

     - Sovereign Debt--Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Variable Account) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     - Withholding--Income from securities held by the Variable Account could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Variable Account makes its investments. The Variable Account's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Variable Account or to entities in which the Variable Account has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Variable Account may invest in dollar-denominated and non dollar- denominated foreign securities. The issuer's principal activities are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Variable Account may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Variable Account may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Variable Account to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Variable Account to risk of loss if exchange rates move in a direction adverse to the Variable Account's position. Such losses could reduce any profits or increase any losses sustained by the Variable Account from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Variable Account's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS

     The Variable Account may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

     A Forward Contract to sell a currency may be entered into where the Variable Account seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Variable Account may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Variable Account intends to acquire.

     If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Variable Account may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Variable Account does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Variable Account's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

     The Variable Account will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Variable Account may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Variable Account may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

     The Variable Account will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Variable Account may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

     The use by the Variable Account of Forward Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS

     The Variable Account may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Variable Account may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable--a process known as "mark-to-market."

     Purchases or sales of stock index futures contracts are used to attempt to protect the Variable Account's curE-12rent or intended stock investments from broad fluctuations in stock prices. For example, the Variable Account may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Variable Account's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Variable Account is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Variable Account intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Variable Account will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Variable Account's current or intended investments in fixed income securities. For example, if the Variable Account owned long-term bonds and interest rates were expected to increase, the Variable Account might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Variable Account's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Variable Account's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Variable Account from declining as much as it otherwise would have.

     Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Variable Account could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Variable Account's cash reserves could then be used to buy long-term bonds on the cash market. The Variable Account could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Variable Account to hedge its interest rate risk without having to sell its portfolio securities.

     The Variable Account may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Variable Account may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

     Conversely, the Variable Account could protect against a rise in the dollar cost of foreign- denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Variable Account purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Variable Account will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The use by the Variable Account of Futures Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES

     The Variable Account may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Variable Account may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a E-13maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Variable Account to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS

     The Variable Account may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES

     The Variable Account may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

     OPEN-END FUNDS. The Variable Account may invest in open-end investment companies.

     CLOSED-END FUNDS. The Variable Account may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES

     The Variable Account may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Variable Account would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Variable Account would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Variable Account would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Variable Account would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Variable Account would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS

     The Variable Account may engage in the types of transactions described below, which involve "leverage" because in each case the Variable Account receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Variable Account will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Variable Account's accumulation units and contract payments on the Variable Account's accumulation units to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Variable Account's accumulation units is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Variable Account. These transactions also increase the Variable Account's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Variable Account would diminish the investment performance of the Variable Account compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Variable Account may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Variable Account may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Variable Account foregoes principal and interest paid on the mortgage-backed securities. The Variable Account is comE-15pensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Variable Account may also be compensated by receipt of a commitment fee.

     If the income and capital gains from the Variable Account's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Variable Account compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Variable Account is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Variable Account sells securities becomes insolvent, the Variable Account's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Variable Account may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Variable Account will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Variable Account. The Variable Account will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS

     The Variable Account may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Variable Account may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Variable Account may purchase put options on the foreign currency. If the value of the currency does decline, the Variable Account will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Variable Account may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Variable Account deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Variable Account could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Variable Account may write options on foreign currencies for the same types of hedging purposes. For example, where the Variable Account anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Variable Account could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Variable Account to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Variable Account will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if E-16rates move in the expected direction. If this does not occur, the option may be exercised and the Variable Account would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Variable Account also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Variable Account also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Variable Account's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by the Variable Account on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Variable Account may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

Upon the exercise of a call Option on a Futures Contract written by the Variable Account, the Variable Account will be required to sell the underlying Futures Contract which, if the Variable Account has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Variable Account is exercised, the Variable Account will be required to purchase the underlying Futures Contract which, if the Variable Account has covered its obligation through the sale of such Contract, will close out its futures position.

     The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Variable Account will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline E-17that may have occurred in the Variable Account's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Variable Account will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Variable Account intends to purchase. If a put or call option the Variable Account has written is exercised, the Variable Account will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Variable Account's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Variable Account may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Variable Account could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Variable Account will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Variable Account could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Variable Account may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Variable Account may be covered in the manner set forth below.

     A call option written by the Variable Account is "covered" if the Variable Account owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Variable Account holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. A put option written by the Variable Account is "covered" if the Variable Account owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options written by the Variable Account may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Effecting a closing transaction in the case of a written call option will permit the Variable Account to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Variable Account to write another put option to the extent that the Variable Account owns liquid and unencumbered assets. Such transactions permit the Variable Account to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Variable Account, provided that another option on such security is not written. If the Variable Account desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     The Variable Account will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Variable Account is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Variable Account is more E-18than the premium paid for the original purchase. Conversely, the Variable Account will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Variable Account is likely to be offset in whole or in part by appreciation of the underlying security owned by the Variable Account.

     The Variable Account may write options in connection with buy-and-write transactions; that is, the Variable Account may purchase a security and then write a call option against that security. The exercise price of the call option the Variable Account determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Variable Account's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Variable Account's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Variable Account's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Variable Account may elect to close the position or retain the option until it is exercised, at which time the Variable Account will be required to take delivery of the security at the exercise price; the Variable Account's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Variable Account in the same market environments that call options are used in equivalent buy- and-write transactions.

     The Variable Account may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Variable Account undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Variable Account will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Variable Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Variable Account assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Variable Account solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     The Variable Account may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Variable Account to sell the securities at the exercise price, or to close out the options at a profit. By E-19using put options in this way, the Variable Account will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Variable Account may also purchase call options to hedge against an increase in the price of securities that the Variable Account anticipates purchasing in the future. If such increase occurs, the call option will permit the Variable Account to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Variable Account upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Variable Account.

     OPTIONS ON STOCK INDICES: The Variable Account may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Variable Account may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Variable Account covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Variable Account will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Variable Account may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

     The Variable Account will receive a premium from writing a put or call option, which increases the Variable Account's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Variable Account has written a call option falls or remains the same, the Variable Account will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Variable Account will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Variable Account's stock investments. By writing a put option, the Variable Account assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Variable Account correlate with changes in the value of the index, writing covered put options on indices will increase the Variable Account's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Variable Account may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Variable Account will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Variable Account's investments does not decline as anticipated, or if the value of the option does not increase, the Variable Account's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Variable Account's security holdings.

     The purchase of call options on stock indices may be used by the Variable Account to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Variable E-20Account holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Variable Account will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Variable Account is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Variable Account owns.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS:

     In certain instances, the Variable Account may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Variable Account is paid at termination, the Variable Account assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Variable Account purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Variable Account may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, the Variable Account may purchase or write such options for hedging purposes. For example, the Variable Account may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Variable Account may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Variable Account will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Variable Account will be "covered". A call (or put) option is covered if the Variable Account holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Variable Account's net liability under the two options. Therefore, the Variable Account's liability for such a covered option is generally limited to the difference between the amount of the Variable Account's liability under the option written by the Variable Account less the value of the option held by the Variable Account. E-21Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS

     The Variable Account may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Variable Account purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Variable Account, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Variable Account together with the repurchase price on repurchase. In either case, the income to the Variable Account is unrelated to the interest rate on the Government securities.

     The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Variable Account will have the right to liquidate the securities. If at the time the Variable Account is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Variable Account's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Variable Account. The Variable Account has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Variable Account only enters into repurchase agreements after the

Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Variable Account has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

RESTRICTED SECURITIES

     The Variable Account may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Variable Account's limitation on investing in illiquid investments. The Board of Managers has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Variable Account to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Variable Account's portfolio. Subject to the Variable Account's limitation on investments in illiquid investments, the Variable Account may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Variable Account might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

SHORT SALES

     The Variable Account may seek to hedge investments or realize additional gains through short sales. The Variable Account may make short sales, which are transactions in which the Variable Account sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Variable Account must borrow the security to make delivery to the buyer. The Variable Account then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Variable Account. Until the security is replaced, E-22the Variable Account is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Variable Account also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Variable Account also will incur transaction costs in effecting short sales.

     The Variable Account will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Variable Account replaces the borrowed security. The Variable Account will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Variable Account may be required to pay in connection with a short sale.

     Whenever the Variable Account engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX

     The Variable Account may make short sales "against the box," i.e., when a security identical to one owned by the Variable Account is borrowed and sold short. If the Variable Account enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Variable Account will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS

     The Variable Account may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS

     The Variable Account may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Variable Account with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

     Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Variable Account's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Variable Account is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Variable Account's investment objective and policies.

     For example, the Variable Account may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Variable Account. In such an instance, the Variable Account would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Variable Account's portfolio, the Variable Account would receive payments under the swap that would offset, in whole or part, such diminution in value. The Variable Account may also enter into swaps to modify its E-23exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Variable Account's exposure to each such currency. The Variable Account might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

     The Variable Account may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

     The Variable Account will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Variable Account enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Variable Account receiving or paying, as the case may be, only the net amount of the two payments), the Variable Account will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Variable Account's accrued obligations under the swap agreement over the accrued amount the Variable Account is entitled to receive under the agreement. If the Variable Account enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Variable Account's accrued obligations under the agreement.

     The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Variable Account would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Variable Account, the Variable Account must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     If the counterparty defaults, the Variable Account's risk of loss consists of the net amount of payments that the Variable Account is contractually entitled to receive. The Variable Account anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

     The uses by the Variable Account of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS

     The Variable Account may borrow money for temporary purposes (e.g., to fund Contract payments or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS

     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to fund Contract payments, a large portion or all of the assets of the Variable Account may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

WARRANTS

     The Variable Account may invest in warrants. Warrants are securities that give the Variable Account the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they E-24are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

"WHEN-ISSUED" SECURITIES

The Variable Account may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Variable Account at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Variable Account does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Variable Account will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE VARIABLE ACCOUNT'S PORTFOLIO: The Variable Account's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Variable Account's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Variable Account bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

     If the Variable Account purchases a put option on an index and the index decreases less than the value of the hedged securities, the Variable Account would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Variable Account has a position and the portfolio securities the Variable Account is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Variable Account enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Variable Account's portfolio or the intended acquisitions being hedged.

     The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

     The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

     Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Variable Account is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by E-25the Variable Account in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Variable Account also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Variable Account covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Variable Account may not be fully covered. As a result, the Variable Account could be subject to risk of loss in the event of adverse market movements.

     The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Variable Account's portfolio. When the Variable Account writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Variable Account will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings or any increase in the cost of the instruments to be acquired.

     Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Variable Account will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Variable Account may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Variable Account's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Variable Account to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Variable Account may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Variable Account will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Variable Account may not fully protect it against risk of loss and, in any event, the Variable Account could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Variable Account may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Variable Account may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Variable Account will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Variable Account to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Variable Account to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

     With respect to the writing of straddles on securities, the Variable Account incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Variable Account with two simultaneous premiums on the same security, but involve additional risk, since the Variable Account may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Variable Account will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Variable Account, and the Variable Account could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Variable Account has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Variable Account's ability effectively to hedge its portfolio, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Variable Account enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Variable Account or decreases in the prices of securities or other assets the Variable Account intends to acquire. Where the Variable Account enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Variable Account to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Variable Account enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Variable Account has effected the transaction. In that event, the Variable Account might not be able to recover amounts deposited as margin, or amounts owed to the Variable Account in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Variable Account could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Variable Account.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Variable Account assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Variable Account. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Variable Account makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Variable Account to respond to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

     Unlike transactions entered into by the Variable Account in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Variable Account's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Variable Account. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Variable Account could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Variable Account's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Variable Account will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Variable Account's ability to enter into desired hedging transactions. The Variable Account will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Variable Account to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

                                   APPENDIX F
                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba--Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B--Obligations rated B are considered speculative and are subject to high credit risk.

Caa--Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C--Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C--Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

ASTERISK (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

FITCH

INVESTMENT GRADE

AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB--Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D--Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%--90% and "D" the lowest recovery potential, i.e., below 50%.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"WITHDRAWN": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                                   APPENDIX G
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                      PROXY VOTING POLICIES AND PROCEDURES
              SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds").

     These policies and procedures include:

     A. Voting Guidelines;

     B. Administrative Procedures;

     C. Monitoring System;

     D. Records Retention; and

     E. Reports.

A.   VOTING GUIDELINES

     1.  GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

     2.  MFS' POLICY ON SPECIFIC ISSUES

         NON-SALARY COMPENSATION PROGRAMS

         Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

         Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

         MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

         MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

         MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         DILUTION

         There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

         While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

         INDEPENDENT AUDITORS

         Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

         BEST PRACTICES STANDARDS

         Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

         FOREIGN ISSUERS - SHARE BLOCKING

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

         SOCIAL ISSUES

         There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
     (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

         Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.   ADMINISTRATIVE PROCEDURES

     1.  MFS PROXY REVIEW GROUP

         The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

         a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

         c. Considers special proxy issues as they may arise from time to time.

         The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.  POTENTIAL CONFLICTS OF INTEREST

         The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

         In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
     (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

         c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

         The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

     3.  GATHERING PROXIES

         Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

     4.  ANALYZING PROXIES

         After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

         Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

         As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

     5.  VOTING PROXIES

         After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.


----------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

C. MONITORING SYSTEM

     It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

     When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

     MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E.   REPORTS

     MFS FUNDS

         Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

     ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                   APPENDIX H
                  RECIPIENTS OF NON-PUBLIC DISCLOSURE REGARDING
                     PORTFOLIO HOLDINGS ON AN ONGOING BASIS



     NAME OF RECIPIENT                                                PURPOSE OF DISCLOSURE
     -----------------                                                ---------------------
     BARRA, Inc.                                                      Analytical tool
     Bloomberg L.P.                                                   Analytical tool
     Bowne                                                            Typesetting and Printing Services
     Carol Norton                                                     Independent Contractor-Proxy Voting
     Deloitte & Touche LLP                                            Auditor
     Ernst & Young LLP                                                Auditor
     Eagle Investment Systems Corp.                                   Accounting System
     FactSet Research Systems Inc.                                    Analytical tool
     Financial Models Company Ltd.                                    Accounting System
     GainsKeeper, Inc.                                                Accounting System
     GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions             Software Vendor
     G. H. Dean Co.                                                   Typesetting and Printing Services
     Institutional Shareholder Services Inc.                          Proxy Service Provider
     ITG, Inc.                                                        Analytical tool
     JP Morgan Chase Bank                                             Fund Custodian
     Loan Pricing Corp.                                               Fund Pricing
     The MacGregor Group                                              Software Vendor
     Mark-It Partners (Loan X)                                        Fund Pricing
     Merrill Lynch, Pierce, Fenner & Smith, Incorporated              Fund Analysis
     OMGEO LLC                                                        Software vendor
     Palmer & Dodge LLP                                               Review Loan Participation Documents
     Saloman Analytics Inc.                                           Analytical tool
     Standard & Poor's Securities Evaluations Services                Fund Pricing
     Standard and Poor's, a Division of the McGraw-Hill Companies     Analytical tool
     State Street Bank and Trust Company                              Custodian
     Strategic Advisers, Inc., a Fidelity Investments company         Fund Analysis



     This list is current as of December 28, 2004, and any additions, modifications or deletions to the list that have occurred since December 28, 2004 are not reflected.

                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                     P.O. BOX 9133
                                     WELLESLEY HILLS, MASSACHUSETTS 02481

                                     GENERAL DISTRIBUTOR
                                     Clarendon Insurance Agency, Inc.
                                     One Sun Life Executive Park
                                     Wellesley Hills, Massachusetts 02181

                                     CUSTODIANS
                                     State Street Bank and Trust Company
                                     225 Franklin Street
                                     Boston, Massachusetts 02110

                                     JP Morgan Chase Bank
                                     One Chase Manhattan Plaza
                                     New York, NY 10081

                                     AUDITORS

                                     [Auditor]

COUS-13 5/04                         200 Berkeley Street
                                     Boston, Massachusetts 02116

                                     PART C

                                OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

          (a) THE FOLLOWING FINANCIAL STATEMENTS ARE INCLUDED IN THIS REGISTRATION STATEMENT:

          INCLUDED IN PART A:


          A. Condensed Financial Information - Accumulation Unit Values. [To be updated]


          INCLUDED IN PART B:


          A. Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.* [To be updated]


                1.  Statement of Condition, December 31, 2003;
                2.  Statements of Operations, Year Ended December 31, 2003;
                3. Statements of Changes in Net Assets, Years Ended December 31, 2002 and 2003;
                4.  Notes to Financial Statements; and
                5.  Independent Auditors' Report.


          B. Financial Statements of Sun Life Assurance Company of Canada (U.S.): [To be updated]


                1.  Statutory Statements of Admitted Assets, Liabilities and
                    Capital Stock and Surplus, December 31, 2003 and 2002.
                2.  Statutory Statements of Operations, Years Ended December 31,
                    2003, 2002 and 2001.
                3. Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2003, 2002 and 2001.
                4. Statutory Statements of Cash Flow, Years Ended December 31, 2003, 2002 and 2001.
                5.  Notes to Statutory Financial Statements.
                6.  Independent Auditors' Report.

----------
* Incorporated herein by reference to the Registrants' Annual Report to contract owners for the year ended December 31, 2003, filed with the SEC on March 5, 2004.

          (b) THE FOLLOWING EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE UNLESS OTHERWISE INDICATED:

                1 Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) ("GSVA"), Global Governments Variable Account (formerly, Government Markets Variable Account) ("GGVA"), Total Return Variable Account ("TRVA") and Managed Sectors Variable Account ("MSVA") (collectively, the "Registrants"). MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the "Previous Registrants." (1)

                2  (a)  Amended and Restated Rules and Regulations of MMVA,
                        dated May 31, 2001. (8)

                   (b) Amended and Restated Rules and Regulations of HYVA, dated May 31, 2001. (8)

                   (c) Amended and Restated Rules and Regulations of CAVA, dated May 31, 2001. (8)

                   (d) Amended and Restated Rules and Regulations of GSVA, dated May 31, 2001. (8)

                   (e) Amended and Restated Rules and Regulations of GGVA, dated May 31, 2001. (8)

                   (f) Amended and Restated Rules and Regulations of TRVA, dated May 31, 2001. (8)

                   (g) Amended and Restated Rules and Regulations of MSVA, dated May 31, 2001. (8)


                   (h) Master Amended and Restated By-Laws of MMVA, HYVA, CAVA, GSVA, GGVA, TRVA and MSVA dated October 25, 2002, as revised August 8, 2004; filed herewith.


                3  (a)  Custodian Agreement between Registrants and State Street
                        Bank and Trust Company, dated July 2, 2001.  (6)

                   (b) Global Custody Agreement between Registrants and Chase Manhattan Bank, dated July 2, 2001. (6)


                   (c) Exhibit A, revised December 28, 2004, to the Master Custodian Contract and the Global Custody Agreement. (2)

                   (d) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (12)

                4  (a)  Investment Management Agreements between Massachusetts
                        Financial Services Company and the Previous Registrants.
                        (1)

                   (b) Investment Management Agreement between Massachusetts Financial Services Company and GMVA. (1)

                   (c) Investment Management Agreement between Massachusetts Financial Services Company and TRVA. (1)

                   (d) Investment Management Agreement between Massachusetts Financial Services Company and MSVA. (1)

                5 Marketing Coordination Agreement between the Insurance Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998. (8)

                6 Compass 3 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract. (1)

                7 Form of Application used with the Compass 3 Variable Annuity Contract filed as Exhibit 6. (1)


                8 Certificate of Incorporation and By-Laws of the Insurance Company. (16)


                9       Not Applicable.

                10      Not Applicable.

                11 (a) Service Agreement between Sun Life Assurance Company of Canada and the Insurance Company dated January 18, 1971. (1)

                   (b) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (3)


                   (c) Exhibit A, as revised September 20, 2004, to the Amended and Restated Master Administrative Services Agreement.
                        (2)


                12 (a)  Consent and Opinion of Counsel, dated April 20,
                        2000, for each of Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account. (5)

                   (b) Representation of Counsel Pursuant to Rule 485(b) [to be added by amendment].

                13      Not Applicable.


                14      None.

                15      Not Applicable.

                16      Not Applicable.


                17 (a) Code of Ethics as amended and restated effective January 1, 2005, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (14)

                   (b) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004. (15)

                   (c) Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (14)


                Power of Attorney, dated May 4, 2001.  (8)
                Power of Attorney, dated August 1, 2002.  (10)
                Power of Attorney, dated February 12, 2004.  (13)

                Powers of Attorney (incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004).
                Power of Attorney for Mr. Davis and Ms. Fay (incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 3330-83516, filed on December 29, 2004).


----------
(1) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 24 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on March 6, 1998.

(2) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

(3) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 26 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 26, 1999.
(4) Incorporated by reference to Post-Effective Amendment No. 40 for MFS Series Trust IX (File Nos. 2-5049 and 811-2464) filed with the SEC via EDGAR on August 28, 2000.
(5) Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 28, 2000.
(6) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(7) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 30, 2003.
(8) Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 30, 2002.
(9) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.

(10) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on April 30, 2003.
(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.
(12) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (File Nos. 33-19628 and 811-3563) filed with the SEC via EDGAR on February 27, 2004.
(14) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
(15) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.
(16) Incorporated by reference to Insurance Company's Form 10-K (File No. 333-82824) filed with the SEC via EDGAR on March 29, 2004.


ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


         NAME & PRINCIPAL                                     POSITIONS & OFFICES           POSITIONS & OFFICES
         BUSINESS ADDRESS                                   WITH INSURANCE COMPANY            WITH REGISTRANTS
         ------------------------------------------   -----------------------------------   -------------------
         C. James Prieur                              Chairman and Director                 President
         150 King Street West
         Toronto, Ontario
         Canada M5H 1J9

         Robert C. Salipante                          President and Director                None
         One Sun Life Executive Park
         Wellesley Hills, MA  02481

         Thomas A. Bogart
         Sun Life Assurance Company of Canada
         150 King Street, West, SC  114D10
         Toronto, ON  M5H159

         James C. Baillie                             Director                              None
         Torys
         Suite 300, Maritime Life Tower
         Toronto, Ontario
         Canada

         Paul W. Derksen                              Director                              None
         150 King Street West
         Toronto, Ontario
         Canada M5H 1J9

         Mary M. Fay                                  Director & Vice President, Annuities
         Sun Life Assurance Company of Canada (U.S.)
         One Sun Life Executive Park, SC  3376
         Wellesley Hills, MA  02481

         NAME & PRINCIPAL                                     POSITIONS & OFFICES           POSITIONS & OFFICES
         BUSINESS ADDRESS                                   WITH INSURANCE COMPANY            WITH REGISTRANTS
         ------------------------------------------   -----------------------------------   -------------------
         James A. McNulty, III                        Director                              None
         One Sun Life Executive Park
         Wellesley Hills, MA  02481

         S. Caesar Raboy                              Director                              None
         220 Boylston Street
         Boston, MA  02110

         David K. Stevenson                           Director                              None
         359 Grove Street
         Needham, MA  02492

         Donald A. Stewart                            Director                              None
         150 King Street West
         Toronto, Ontario
         Canada M5H 1J9

         William W. Stinson                           Director                              None
         1001 13th Avenue S.W.
         Calgary, Alberta
         Canada T2R 0L5

         Claude A. Accum                              Vice President, Individual            None
         One Sun Life Executive Park                    Insurance
         Wellesley Hills, MA  02481

         James M.A. Anderson                          Vice President, Investments           None
         One Sun Life Executive Park
         Wellesley Hills, MA  02481

         Scott M. Davis                               Director, Vice President &            None
         One Sun Life Executive Park                    Chief Counsel
         Wellesley Hills, MA  02481

         Gary Corsi                                   Director, Vice President & Chief      None
         One Sun Life Executive Park                    Financial Officer & Treasurer
         Wellesley Hills, MA  02481

         Mark W. DeTora                               Vice President, Individual            None
         One Sun Life Executive Park                    Insurance
         Wellesley Hills, MA  02481

         Ellen B. King                                Assistant Vice President and          None
         One Sun Life Executive Park                    Senior Counsel and
         Wellesley Hills, MA  02481                     Secretary

         NAME & PRINCIPAL                                     POSITIONS & OFFICES           POSITIONS & OFFICES
         BUSINESS ADDRESS                                   WITH INSURANCE COMPANY            WITH REGISTRANTS
         ------------------------------------------   -----------------------------------   -------------------
         John R. Wright                               Executive Vice President              None
         One Sun Life Executive Park                  Sun Life Financial U.S.
         Wellesley Hills, MA  02481                   Operations

         Janet V. Whitehouse                          Vice President, Human                 None
         One Sun life Executive Park                  Resources & Public
         Wellesley Hills, MA   02481                  Relations

         Keith Gubbay                                 Vice President & Chief Actuary
         Sun Life Assurance Company of Canada (U.S.)
         One Sun Life Executive Park, SC 3370
         Wellesley Hills, MA  02481


ITEM 30.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE
COMPANY

          No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.


          The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to the Registration Statement of Keyport Variable Account A on Form N-4, File 333-114126, filed April 1, 2004.


          None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).


ITEM 31.  NUMBER OF CONTRACT OWNERS (AS OF JANUARY 20, 2005)



                                   NUMBER OF
                                CONTRACT OWNERS*
               --------------------------------------------------
               QUALIFIED                            NON-QUALIFIED
               CONTRACTS                              CONTRACTS
               ---------                            -------------
                13,037                                  3,910


----------
* Number of Compass 3 Contracts participating in the investment experience of the Variable Account.

ITEM 32.  INDEMNIFICATION


          Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.)


          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 33.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GOVERNMENT SECURITIES FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 9 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS Managed Sectors Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 12 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal

Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

          The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin
A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Jeffrey N. Carp is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS GOVERNMENT LIMITED MATURITY FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          J. Atwood Ives is the Chair, Robert J. Manning is President, Richard
M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto, Vice Presidents of MFS, are the Assistant Treasurers, Jeffrey N. Carp, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, James F. DesMarais, Assistant General Counsel and Brian T. Hourihan, Vice President and Senior Counsel, are Assistant Secretaries and Assistant Clerks.

          MFS/SUN LIFE SERIES TRUST

          J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, Jeffrey N. Carp is the Secretary, James R. Bordewick, Jr., James F. DesMarais and Brian T. Hourihan are the Assistant Secretaries and Assistant Clerks.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, Jeffrey N. Carp is the Secretary and James R. Bordewick, Jr., James F. DesMarais and Brian T. Hourihan are the Assistant Secretaries.

          MIL FUNDS
          MFS MERIDIAN FUNDS

          Martin E. Beaulieu is a Director, Peter D. Laird is President and a Director, J. Kermit Birchfield is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 16 portfolios): Asian Ex-Japan Fund, Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, Japan All-Cap Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund, MFS Meridian Value Fund and MFS Meridian Inflation Adjusted Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Paul T. Kirwan is the Treasurer, Martin E. Beaulieu is a Director and Vice President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira
S. Krolick is Senior Vice President.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          Robert J. Manning is the Director and Chief Executive Officer, Peter
D. Laird is the Director and President, Martin E. Beaulieu is the Director and Vice President. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Paul D. Price is Managing Director - Europe, Asia and Singapore.

          MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

          Robert J. Manning is the President and Advisory Board Member, Peter D. Laird is an Advisory Board Member. Jose Noguerol is General Manager and Regional Vice President, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary and Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Michael J. Londergan is the

Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian
T. Hourihan are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Robert J. Manning is Director and Chairman of the Board. Maureen Leary-Jago is a Director. Ms. Leary-Jago is also the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations David G. Rainville is Senior Vice President.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

          MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

          MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

          Peter D. Laird and Carol W. Geremia are Directors, , Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Brian T. Hourihan is Assistant Clerk and Mark D. Kaplan is Clerk and Trust Officer.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Managers, Jeffrey N. Carp is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          Robert J. Manning is the Director and Chairman of the Board, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

          MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

          Maria F. Dwyer, Martin E. Beaulieu, Peter D. Laird and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Jeffrey N. Carp is the Secretary and James R. Bordewick, Jr., James F. DesMarais, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

          Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:



          Donald A. Stewart           Chief Executive Officer, Sun Life Assurance Company of
                                         Canada, Sun Life Centre, 150 King Street West,
                                         Toronto, Ontario, Canada (Mr. Stewart is also an
                                         officer and/or Director of various subsidiaries and
                                         affiliates of Sun Life)

          C. James Prieur             President and a Director, Sun Life Assurance Company of
                                         Canada, Sun Life Centre, 150 King Street West,
                                         Toronto, Ontario, Canada (Mr. Prieur is also an
                                         officer and/or Director of various subsidiaries and
                                         affiliates of Sun Life)

          William W. Stinson          Non-Executive Chairman, Sun Life Financial and Sun Life
                                         Assurance Company of Canada, Sun Life Centre, 150 King
                                         Street West,  Toronto, Ontario, Canada; Chairman,
                                         Westshore Terminals Income Fund, Vancouver, British
                                         Columbia; Director, Grant Forest Products Inc.,
                                         Ontario, Canada and Trustee, Fording Canadian Coal
                                         Trust, Calgary, Alberta

          James C. Baillie            Counsel, Torys, Ontario, Canada; Chair, Independent
                                         Electricity Market Operator, Ontario, Canada; Chair,
                                         Corel Corporation, Ontario, Canada; Director, Sun Life
                                         Financial, Ontario Canada; Director, FPI Ltd.,
                                         Newfoundland, Canada


ITEM 34.  PRINCIPAL UNDERWRITERS


          (a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, F, G, H and I, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C and D, and Money Market Variable Account, High Yield

Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account, and Managed Sectors Variable Account.



          NAME AND PRINCIPAL          POSITIONS AND OFFICES
           BUSINESS ADDRESS*             WITH UNDERWRITER
          -------------------         ----------------------
          Imants Saksons              President
          Gary Corsi                  Director
          James M. A. Anderson        Director
          Mary M. Fay                 Director
          Ellen B. King               Secretary
          George E. Madden            Vice President & Chief
                                        Compliance Officer
          Michael L. Gentile          Vice President
          John E. Coleman             Vice President
          Nancy C. Atherton           Assistant Vice President &
                                        Tax Officer
          Jane F. Jette               Financial/Operations Principal
                                        and Treasurer
          Amy E. Mihaich              Assistant Treasurer


----------
* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

          (b)   Inapplicable.

          (c)   Inapplicable.

ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171, or at the offices of the custodian, J.P. Morgan Chase Bank, at either One Chase Manhattan Plaza, New York, NY 10081 or 270 Park Avenue, New York, NY 10017.

ITEM 36.  MANAGEMENT SERVICES

          Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

ITEM 37.  UNDERTAKINGS

          The Registrant hereby undertakes:

          (a) To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

          (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

          (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-3 promptly upon written or oral request;

          (d) Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

     In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. 1P-6-88, dated November 28, 1988, from the staff of the SEC to the American Council of Life Insurance, the requirements of which we have complied with.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of February, 2005.

                                MONEY MARKET VARIABLE ACCOUNT
                                HIGH YIELD VARIABLE ACCOUNT
                                CAPITAL APPRECIATION VARIABLE ACCOUNT
                                GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                TOTAL RETURN VARIABLE ACCOUNT
                                MANAGED SECTORS VARIABLE ACCOUNT
                                           (REGISTRANTS)


                                By:     ROBERT J. MANNING*
                                        ---------------------------------
                                Name:   Robert J. Manning
                                Title:  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February , 2005.

                                SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                -----------------------------
                                Robert C. Salipante
                                President

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2005.

          SIGNATURE                         TITLE

SIGNATURE                                TITLE
---------                                -----
J. KERMIT BIRCHFIELD*                    Chairman
--------------------------------
J. Kermit Birchfield


ROBERT J. MANNING*                       President (Principal Executive Officer)
--------------------------------
Robert J. Manning


RICHARD M. HISEY*                        Principal Financial Officer and
--------------------------------           Principal Accounting Officer
Richard M. Hisey


ROBERT C. BISHOP*                        Member of the Boards of Managers
--------------------------------
Robert C. Bishop


FREDERICK H. DULLES*                     Member of the Boards of Managers
--------------------------------
Frederick H. Dulles


DAVID D. HORN*                           Member of the Boards of Managers
--------------------------------
David D. Horn


DERWYN F. PHILLIPS*                      Member of the Boards of Managers
--------------------------------
Derwyn F. Phillips


C. JAMES PRIEUR*                         Member of the Boards of Managers
--------------------------------
C. James Prieur


RONALD G. STEINHART*                     Member of the Boards of Managers
--------------------------------
Ronald G. Steinhart

HAVILAND WRIGHT*                         Member of the Boards of Managers
--------------------------------
Haviland Wright


                                         *By:   /s/ JAMES R. BORDEWICK, Jr.
                                                -------------------------------
                                         Name:  James R. Bordewick, Jr.
                                                  as Attorney-in-fact

                                         Executed by James R. Bordewick, Jr. on
                                         behalf of those indicated pursuant to a
                                         Power of Attorney, dated May 4, 2001
                                         incorporated by reference to Money
                                         Market Variable Account's
                                         Post-Effective Amendment No. 18 filed
                                         with the SEC via EDGAR on April 30,
                                         2002, a Power of Attorney, dated August
                                         1, 2002, incorporated by reference to
                                         MFS/Sun Life Series Trust (File Nos.
                                         2-83616 and 811-3732) Post-Effective
                                         Amendment No. 32 filed with the SEC via
                                         EDGAR on April 30, 2003 and a Power of
                                         Attorney, dated February 12, 2004,
                                         incorporated by reference to Money
                                         Market Variable Account's
                                         Post-Effective Amendment No. 21 filed
                                         with the SEC via EDGAR on February 27,
                                         2004.

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

SIGNATURE                                        TITLE
---------                                        -----
                                     President and Director (Principal Executive
----------------------------           Officer)
Robert C. Salipante


----------------------------         Vice President, & Chief Financial Officer
Gary Corsi                             (Principal Financial and Accounting Officer)


                           +
----------------------------     Attorney-in-Fact for:
Edward M. Shea                       Donald A. Stewart, Chairman and Director
                                     C. James Prieur, Vice Chairman and Director
                                     James C. Baillie, Director
                                     Paul W. Derksen, Director
                                     David D. Horn, Director
                                     James A. McNulty, III, Director
                                     S. Caesar Raboy, Director
                                     David K. Stevenson, Director
                                     William W. Stinson, Director

+Edward M. Shea has signed this document on the date indicated on behalf of the above Directors pursuant to powers of attorney duly executed by such persons and incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-112506), filed with the SEC on or about February 5, 2004.

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                 PAGE NO.
-----------                  ----------------------                 --------
   2 (h)         Master Amended and Restated By-Laws of MMVA,
                   HYVA, CAVA, GSVA, GGVA, TRVA and MSVA dated
                   October 25, 2002, as revised August 8, 2004.